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                                                                   EXHIBIT 10.18











              MASTER AGREEMENT FOR INFORMATION TECHNOLOGY SERVICES

                                     BETWEEN

                               ZALE DELAWARE, INC.

                                       AND

                         ACS COMMERCIAL SOLUTIONS, INC.




                                 AUGUST 1, 2005












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                                TABLE OF CONTENTS

SECTION 1 -- DEFINITIONS..........................................................................................4
   Section 1.1       Certain Definitions..........................................................................4
   Section 1.2       Other Definitions............................................................................7
SECTION 2 -- MASTER AGREEMENT.....................................................................................7
   Section 2.1       Master Agreement.............................................................................7
   Section 2.2       Interpretation and Precedence................................................................8
SECTION 3 -- TERM.................................................................................................8
   Section 3.1       Term.........................................................................................8
SECTION 4 -- SERVICES.............................................................................................8
   Section 4.1       ACS Services.................................................................................8
   Section 4.2       Third Party Services.........................................................................9
   Section 4.3       Affiliates...................................................................................9
   Section 4.4       Additional Services..........................................................................9
   Section 4.5       Modification of Services.....................................................................9
   Section 4.6       Employee Screening..........................................................................10
   Section 4.7       Professional Practices......................................................................10
   Section 4.8       Approved Subcontractors.....................................................................10
   Section 4.9       Access to Zale Facilities...................................................................10
SECTION 5 -- SERVICE LEVELS/BENCHMARKING.........................................................................10
   Section 5.1       Service Levels..............................................................................10
   Section 5.2       Failure to Meet Service Levels..............................................................11
   Section 5.3       Service Level Credits Resulting from a Single Incident......................................11
   Section 5.4       Benchmarking................................................................................11
SECTION 6 -- TRANSFERS OF EQUIPMENT AND THIRD PARTY CONTRACTS....................................................12
   Section 6.1       Transfers of Equipment......................................................................12
   Section 6.2       Third Party Contracts.......................................................................12
SECTION 7 -- INTELLECTUAL PROPERTY RIGHTS AND OBLIGATIONS........................................................13
   Section 7.1       Zale Software...............................................................................13
   Section 7.2       ACS Proprietary Software....................................................................13
   Section 7.3       Third Party Software........................................................................13
   Section 7.4       Non-Infringement............................................................................14
SECTION 8 -- CONFIDENTIALITY.....................................................................................14
   Section 8.1       Definitions.................................................................................14
   Section 8.2       Rights, Restrictions and Obligations of the Receiving Party.................................15
   Section 8.3        Return of Disclosing Party Information; Right to Review....................................16
   Section 8.4       Ownership of Zale Data......................................................................17
   Section 8.5       Return of Zale Data.........................................................................17
SECTION 9 -- ACCOUNT MANAGEMENT/PERSONNEL/CHANGE CONTROL.........................................................17
   Section 9.1       Account Managers............................................................................17
   Section 9.2       Key Personnel...............................................................................18
   Section 9.3       Technical Change Control....................................................................18
   Section 9.4       Contract Change Control.....................................................................18
   Section 9.5       Employee Compensation.......................................................................19
SECTION 10 -- AUDITS.............................................................................................19
SECTION 11 -- INSURANCE; RISK OF LOSS............................................................................20
   Section 11.1      Required Insurance Coverage.................................................................20
   Section 11.2      Risk of Loss and General Insurance Requirement..............................................20
SECTION 12 -- CHARGES............................................................................................20
   Section 12.1      Charges.....................................................................................20
   Section 12.2      Taxes.......................................................................................21
SECTION 13 -- INVOICING AND PAYMENT..............................................................................21
   Section 13.1      Invoices and Payment........................................................................21
   Section 13.2      Out of Pocket Expenses......................................................................21
   Section 13.3      Proration...................................................................................21


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
   Section 13.4      Late Payment and Disputed Amounts...........................................................22
SECTION 14 -- REPRESENTATIONS, WARRANTIES AND COVENANTS..........................................................22
   Section 14.1      Mutual Representation and Warranty..........................................................22
   Section 14.2      Additional Covenants and Warranties.........................................................23
   Section 14.3      Disclaimer..................................................................................24
SECTION 15 -- INDEMNIFICATION....................................................................................24
   Section 15.1      Indemnities.................................................................................24
   Section 15.2      Intellectual Property Indemnification.......................................................25
   Section 15.3      Indemnification Procedures..................................................................25
SECTION 16 -- LIMITATIONS ON LIABILITY...........................................................................26
   Section 16.1      Limit on Types of Damages Recoverable.......................................................26
   Section 16.2      Limit on Amount of Direct Damages Recoverable...............................................26
   Section 16.3      Force Majeure...............................................................................27
   Section 16.4      Actions of Other Party......................................................................27
SECTION 17 -- TERMINATION........................................................................................27
   Section 17.1      Termination for Cause.......................................................................27
   Section 17.2      Termination for Convenience.................................................................28
   Section 17.3      Termination upon ACS Change of Control......................................................28
   Section 17.4      Effect of Termination.......................................................................28
   Section 17.5      Termination/Expiration Assistance...........................................................28
   Section 17.6      Third Party Contracts.......................................................................29
   Section 17.7      Sunset Management...........................................................................29
SECTION 18 -- DISPUTE RESOLUTION.................................................................................30
   Section 18.1      General.....................................................................................30
   Section 18.2      Informal Dispute Resolution.................................................................30
   Section 18.3      Arbitration.................................................................................30
   Section 18.4      Continued Performance.......................................................................31
   Section 18.5      Applicable Law..............................................................................31
   Section 18.6      Jurisdiction and Venue......................................................................31
   Section 18.7      Charges and Costs...........................................................................31
   Section 18.8      Equitable Remedies..........................................................................31
   Section 18.9      Remedies Cumulative.........................................................................32
SECTION 19 -- MISCELLANEOUS......................................................................................32
   Section 19.1      Binding Nature and Assignment...............................................................32
   Section 19.2      Expenses....................................................................................32
   Section 19.3      Amendment and Waiver........................................................................32
   Section 19.4      Further Assurances; Consents and Approvals..................................................32
   Section 19.5      Severability................................................................................32
   Section 19.6      Entire Agreement............................................................................33
   Section 19.7      Notices.....................................................................................33
   Section 19.8      Survival....................................................................................33
   Section 19.9      Independent Contractor......................................................................33
   Section 19.10     Non-Solicitation............................................................................34
   Section 19.11     Third Party Beneficiaries...................................................................34
   Section 19.12     Counterparts................................................................................34
   Section 19.13     Change of Circumstance......................................................................34
   Section 19.14     Acknowledgement.............................................................................34


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              MASTER AGREEMENT FOR INFORMATION TECHNOLOGY SERVICES

         This Master Agreement for Information Technology Services (this "Master Agreement" or "Agreement"), dated August 1, 2005 (the "Effective Date"), is entered into by and between ACS Commercial Solutions, Inc., a Nevada corporation ("ACS"), and Zale Delaware, Inc., a Delaware corporation ("Zale").

                            BACKGROUND AND OBJECTIVES

         This Master Agreement is entered into in connection with Zale's decision to engage ACS to provide certain information technology services related to Zale's business operations. This Master Agreement sets forth the general terms and conditions governing the relationship between ACS and Zale, and the attached Schedules set forth the specific terms and conditions applicable to specific Service elements to be provided by ACS to Zale.

         The parties further agree as follows:

                            SECTION 1 -- DEFINITIONS

SECTION 1.1       CERTAIN DEFINITIONS

         In this Master Agreement, the following terms will have the indicated meanings:

         "ACCOUNT MANAGERS" means the individuals appointed by ACS and Zale, who have overall program management responsibility for managing the relationship with Zale, monitoring the performance of the Services and addressing performance deficiencies under this Agreement, as more fully defined in Section 9.1.

         "ACS COMPETITOR" means any party that competes with ACS by providing operational information technology services in a comparable manner.

         "ACS FACILITIES" means the facilities owned or leased by ACS and from which ACS will provide the agreed Services. These facilities will be located in Dallas or such other location as may be designated by ACS and approved by Zale, which approval shall not be unreasonably withheld.

         "ACS PERSONNEL" means employees of ACS and its subcontractors assigned to performing Services.

         "ACS PROPRIETARY SOFTWARE" means any Software owned by ACS and used in conjunction with any of the Services.

         "ACS THIRD PARTY SOFTWARE" means any Software owned by a Third Party Software Vendor and licensed to ACS for use on behalf of Zale or any Zale Affiliate in connection with any of the Services, or for which ACS holds an enterprise-wide license allowing is use for multiple customers.

         "AFFILIATE" means, with respect to any specified person or entity, any other person or entity that directly, or indirectly through one or more intermediaries, Controls or is Controlled by, or is under common Control with, the specified person or entity.

         "BUSINESS DAY" means Monday through Friday, excluding ACS or Zale recognized holidays.

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         "CHARGES" means the amounts set forth in Schedule B that Zale will pay to ACS for the Services performed by ACS during the Term, as more fully defined in Section 12.1.

         "CONFIDENTIAL INFORMATION" means information designated or otherwise defined as confidential, as more fully defined in Section 8.1.

         "CONTROL" means (a) the legal, beneficial, or equitable ownership, directly or indirectly, of (i) at least fifty percent (50%) of the aggregate of all voting equity interests in an Entity, or (ii) equity interests having the right to at least fifty percent (50%) of the profits of an Entity or, in the event of dissolution, to at least fifty percent (50%) of the assets of an Entity; (b) the right to appoint, directly or indirectly, a majority of the board of directors; (c) the right to control, directly or indirectly, the management or direction of the Entity by contract or corporate governance document; or (d) in the case of a partnership, the holding by an Entity (or one of its Affiliates) of the position of sole general partner.

         "CRITICAL ACS THIRD PARTY SOFTWARE" means any ACS Third Party Software other than that identified as generally available commercial software in Schedule F-5, as more fully defined in Section 7.3 (a).

         "DISCLOSING PARTY" means the party disclosing Confidential Information, as more fully defined in Section 8.1.

         "EFFECTIVE DATE" means the date set forth in the introductory paragraph of this Master Agreement.

         "EMBARGOED COUNTRIES" means countries subject to U.S. government embargo.

         "EQUIPMENT" means the computer equipment owned or leased by ACS or Zale and used by ACS to provide the Services and all associated accessories and peripheral devices used in the provision of Services.

         "EXCUSED PERFORMANCE PROBLEM" means any event which causes ACS to fail to achieve an obligation, including a Service Level, but which, because the parties agree upon their mutual consideration of such event that it was not caused by or subject to the control of ACS or a third party service provider of ACS, will not be included in any calculation of Service Level Credits that may be owed to Zale or in determining whether a breach or termination event has occurred hereunder. Examples of Excused Performance Problems include, but are not limited to: (i) errors or defects in Zale Software or Zale Equipment; (ii) any action or inaction taken by Zale or a third party service provider of Zale which causes an adverse affect on ACS' ability to provide the Services, or (iii) a manifestation of a latent unknown defect in Third Party Software or Equipment.

         "FREEZE PERIOD(s)" means those certain times during the year, as designated by Zale, when Zale puts in place higher service levels, increased resource availability (mandating vacation and leave restrictions), and more restrictive controls over changes to the environment and/or systems during the Holiday Seasons or Special Sales Periods.

         "FORCE MAJEURE EVENTS" means events such as natural disasters, fires, acts of God, governmental or third party actions, or other similar events that are beyond the reasonable control of the parties, as more fully defined in
Section 16.3.

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         "HOLIDAY SEASONS" AND/OR "SPECIAL SALES PERIODS" means those days that
Zale identifies each year as comprising the Holiday Seasons, but, in any event, shall always include November 1 through December 31, and the fourteen (14) day periods up to and including Mother's Day and Valentine's Day.

         "LOSSES" means all losses, liabilities, damages and claims, and all related costs and expenses (including any and all reasonable legal fees and reasonable costs of investigation, litigation, settlement, judgment, appeal, interest and penalties) incurred by an indemnified party in connection with a third party claim.

         "MASTER AGREEMENT" means this Master Agreement for Information Technology Services and, when the meaning so requires, all associated Schedules and Exhibits to the Master Agreement.

         "NOTICE OF ASSUMPTION OF DEFENSE" means written notification from an indemnitor to an indemnitee that the indemnitor elects to assume control of the defense and settlement of a particular claim or action, as more fully defined in
Section 15.3.

         "RECEIVING PARTY" means the party receiving Confidential Information disclosed by the Disclosing Party, as more fully defined in Section 8.1.

         "RULES" means the Commercial Arbitration Rules of the American Arbitration Association, as fully defined in Section 18.3.

         "SCHEDULES" means any schedule, exhibit, agreement or other document
(i) attached to this Master Agreement, or (ii) executed by the parties at any time, if such document states that it is a schedule to this Master Agreement.

         "SERVICE LEVELS" means the quantitative measurements established to calculate ACS' level of performance of certain Service elements, as more fully defined in Section 5.1.

         "SERVICE LEVEL CREDITS" means monetary amounts that ACS may be required to deduct from its invoices to Zale due to ACS' failure to meet certain Service Levels, as more fully defined in Section 5.2.

         "SERVICES" means those services provided by ACS and described in
Section 4.1 and Schedule A.

         "SOFTWARE" means any computer software that relates to the Services provided, and includes all Zale Software, ACS Software and Third Party Software.

         "TERM" means the term of this Agreement, as more fully defined in
Section 3.1.

         "TERMINATION/EXPIRATION ASSISTANCE" means the assistance provided by ACS upon termination or expiration of this Agreement to enable an orderly transition of the Services to Zale or Zale's designee, as more fully defined in
Section 17.4.

         "THIRD PARTY CONSENTS" means the consent required from a third party to use, access or assign a Third Party Contract, or otherwise execute the transactions contemplated by this Agreement, as more fully defined in Section 6.2.

         "THIRD PARTY CONTRACTS" means any contract that is a Third Party Software License or Third Party Service Contract.

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         "THIRD PARTY SERVICE CONTRACTS" means, collectively, (i) the agreements between Zale and a third party pursuant to which the third party is providing to Zale, immediately before the Effective Date or at any time during the Term, any services included within the Services, and (ii) the agreements between ACS and a third party pursuant to which the third party is providing to Zale or ACS at any time during the Term any services included within the Services.

         "THIRD PARTY SOFTWARE" means any Software that is owned and licensed by a person other than ACS or Zale and used to provide the Services in accord with this Agreement.

         "THIRD PARTY SOFTWARE LICENSE" means a license agreement that authorizes Zale or ACS to use Third Party Software for the provision of Services in accord with this Agreement.

         "TRANSFERRED EQUIPMENT" means Zale equipment that Zale sells or assigns to ACS, as more fully defined in Section 6.1.

         "ZALE DATA" means all Confidential Information of Zale as well as all data and information submitted to ACS by Zale or developed or produced by ACS in connection with the Services, including, but not limited to, information relating to Zale's employees, third party vendors, technology, operations, facilities, financials, consumer markets, strategies, customers, procedures, pricing policies, merchandise mix, products, capacities, systems, procedures, security systems and practices, research development, business affairs, finances and any other similar information.

         "ZALE EQUIPMENT" means any Equipment owned and/or licensed by Zale and used in conjunction with any of the Services.

         "ZALE PROPRIETARY SOFTWARE" means any Software owned by Zale and pursuant to which ACS is granted a right to use or right of access to utilize the Software in conjunction with any of the Services.

         "ZALE THIRD PARTY SOFTWARE", as further defined in Section 7.3(c), means any Software that is owned by a Third Party Software Vendor and licensed to Zale, under which ACS has a right to use, right of access, or other consent from the Third Party Software Vendor allowing ACS to use the Zale Third Party Software to provide the Services in accord with this Agreement.

SECTION 1.2       OTHER DEFINITIONS

         Other terms used in this Master Agreement and the Schedules are defined where they first appear and have the respective meanings so indicated.


                          SECTION 2 -- MASTER AGREEMENT

SECTION 2.1       MASTER AGREEMENT

         This Master Agreement is an agreement that contains general contractual terms for Services to be provided to Zale by ACS. The Services, Service Levels and Pricing are defined in separate Schedules and attachments, each of which is incorporated into this Master Agreement by reference.

         The Parties acknowledge and agree that, upon execution of this Master Agreement, the Master Agreement for Data Processing and Related Services dated as of June 7, 2002, (the "Prior Agreement), including all amendments, schedules, addendums, letters, etc., will terminate and cease to be effective.

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SECTION 2.2       INTERPRETATION AND PRECEDENCE

         This Master Agreement, the Schedules and attachments that may be added are to be interpreted so that all of the provisions are given as full effect as possible. In the event of a conflict between this Master Agreement and a Schedule, the order of precedence will be: (i) the Schedules and attachments;
(ii) the Master Agreement; and (iii) any other addenda, letters, etcetera, provided that the Agreement and the Schedules shall be interpreted to give effect to all provisions in both to the extent reasonably practicable.


                                SECTION 3 -- TERM

SECTION 3.1       TERM

         The term of this Master Agreement (the "Term") will begin as of August 1, 2005, the Effective Date, and will continue through July 31, 2012, unless earlier terminated in accordance with the provisions of this Master Agreement.

                              SECTION 4 -- SERVICES

SECTION 4.1       ACS SERVICES

         Throughout the Term, ACS will provide the services described in Schedule A -- Services, as such services may be amended and supplemented from time to time (collectively, the "Services"). ACS will provide the Services in accordance with the terms of this Master Agreement and the applicable Schedules.

         As of the Effective Date of this Master Agreement, ACS is obligated to provide the following Services to Zale, which are detailed in Schedule A:

         (a)      Mainframe Services

         (b)      Midrange Services

         (c)      Operations Support Services

         (d)      Network Management Services

         (e)      Disaster Recovery Services

         (f)      Transition Services

         (g)      Termination/Expiration Assistance

         (h) Any other services provided by ACS under this Agreement which are described in any Schedule or which are ancillary to or implicitly required in the performance of the services described in any Schedule.

SECTION 4.2       THIRD PARTY SERVICES

         Zale shall have the right to contract with a third party to perform any services which are in addition to, or outside the scope of, the Services or which require resources not covered by the Charges. If Zale contracts with a third party to perform any such service, ACS will cooperate with Zale and such third party to the extent reasonably required by Zale. Zale will require such third parties to comply with ACS' reasonable requirements regarding operations, standards, security and the care and use of ACS' Confidential Information and ACS Software as well as any restrictions relating to access to any Third Party Software products. Zale shall be responsible for any fees or other charges or expenses charged by any Third Party Software providers to enable such third party service providers to access or otherwise use such Software.

SECTION 4.3       AFFILIATES

         Throughout the Term, ACS may provide the Services to Zale and to those present and future Affiliates of Zale as Zale may designate from time to time, all in accordance with the terms and conditions of this Master Agreement; provided that Zale and its Affiliates will be responsible for any fees or other charges or expenses incurred by ACS or charged by any Third Party Software providers to enable such Affiliates to obtain the Services. (e.g., equipment, software transfer or upgrade fees, license or lease obligations).

         If at any time during the Term, Zale sells or otherwise transfers ownership of an Affiliate to a third party, ACS will continue to provide the Services to such Affiliate if requested by Zale and for the time period requested by Zale, up to the expiration or termination of the Term on the terms and conditions set forth in this Master Agreement, provided that the scope of the Services provided by ACS to the third party does not materially differ from those provided to Zale as a part of this Agreement, and that Zale and the third party will be responsible for any charge or expenses incurred by ACS or imposed by third parties (e.g., Third Party Software providers and telecommunication carriers). ACS may require the Affiliate or its new parent company to sign an agreement for services substantially similar to this Agreement, as appropriate for the new parent or divested former Affiliate, if necessary, to comply with requirements of ACS' Third Party Software providers.

SECTION 4.4       ADDITIONAL SERVICES

         ACS shall perform all services requested by Zale that are not Services under Section 4.1 above (the "Additional Services") on a time and materials basis at the rates specified in Schedule B or as otherwise agreed. Zale shall not pay ACS for Additional Services except in accordance with the following procedure: (i) Zale shall request Additional Services in writing; (ii) ACS shall promptly provide Zale a written estimate of the total cost of performing the Additional Services (the "Task Estimate"); (iii) if Zale chooses to purchase the Additional Services, Zale shall give ACS written authorization to perform the Additional Services. Zale shall not be obligated to pay any fees for the Additional Services that exceed the Task Estimate. ACS shall maintain time records for all applicable time and work expended on the Additional Services and shall document such records with the applicable invoice, as appropriate.

SECTION 4.5       MODIFICATION OF SERVICES

         Zale may choose from time to time to modify or alter any of the Services provided under this Agreement. ACS will provide such Modified Services as requested subject to corresponding adjustments in Fees as mutually agreed and subject to Section 12.1. To facilitate such modifications, ACS will maintain a formal, documented modification process.

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SECTION 4.6       EMPLOYEE SCREENING

         ACS agrees that with regard to its personnel assigned, or to be assigned, at the Zale facilities or providing any Service or Additional Service hereunder, and other personnel of ACS subcontractors who perform significant and extended work at a Zale facility or with Zale Data, Zale may request that ACS conduct lawful background checks and tests for unlawful drug use on those individuals, or any of them, to include checks for any prior criminal convictions whether felony or misdemeanor. ACS will promptly perform such checks and will report the results to Zale. As a result of such checks, Zale may reasonably request that certain individuals are not assigned to Zale Services, and ACS will designate replacements, subject to the screening requirements set forth herein.

SECTION 4.7       PROFESSIONAL PRACTICES

         ACS will, at a minimum, employ generally accepted industry professional "best practices" in providing the Services but never less than the operational practices required by this Agreement and applicable Schedules.

SECTION 4.8       APPROVED SUBCONTRACTORS

         (a) In providing the Services, ACS may not subcontract any material portions of the Services, except as approved by Zale, whose approval shall not be unreasonably withheld. To the extent any subcontractor is permitted under this Section 4.8, ACS will cooperate to establish reasonable protections and controls with respect to such data and information, including having such subcontractor sign appropriate confidentiality and data protection agreements reasonably acceptable to Zale after its review.

         (b) ACS will be responsible for the compliance by any of its subcontractors with all of the provisions of this Agreement applicable to ACS. ACS will remain responsible for all performance under this Agreement by any of its subcontractors to the same extent as if such performance was made by ACS. ACS will remain Zale's sole point of contact regarding the Services.

         (c) If Zale expresses any concerns to ACS regarding material or potentially material performance issues with any ACS subcontractors, ACS will investigate the matter and implement corrective action approved by Zale.

SECTION 4.9       ACCESS TO ZALE FACILITIES

         In its performance of the Services, ACS and its employees, contractors and agents shall have reasonable access to Zale's facilities or portions thereof, subject to Zale's security policies and procedures and Zale's Code of Conduct (as both may be amended from time to time).

                    SECTION 5 -- SERVICE LEVELS/BENCHMARKING

SECTION 5.1       SERVICE LEVELS

         Concurrently with entering into this Agreement, Zale and ACS agree to the quantitative measurements defined in Schedule C intended to calculate ACS' level of performance of certain Service elements ("Service Levels"). With respect to a Service element which has an associated Service Level, ACS will provide such Service element throughout the Term in a manner which meets or exceeds the associated Service Level.

SECTION 5.2       FAILURE TO MEET SERVICE LEVELS

         (a) For each particular Service, there may be certain Service Levels which have a financial consequence associated with ACS' failure to achieve them. Should ACS fail to meet any such Service Level for reasons other than those specified in Section 5.2(c) below, Zale will have the option, but not the obligation, to recover the applicable amount specified ("Service Level Credits") as liquidated damages. ACS will deduct the Service Level Credits from the next succeeding invoice or other amounts due to ACS. The election to receive any such Service Level Credits is in lieu of any and all other remedies Zale may otherwise pursue at law or in equity for breach or failure of performance, except that accepting Service Level Credits shall not affect Zale's rights under
Section 17.1. If ACS' failure to meet Service Levels triggers Zale's right to terminate the Agreement, Zale must exercise its right of termination within six
(6) months after Zale becomes aware of or should reasonably have become aware of the event(s) giving rise to such right of termination or Zale will be deemed to have waived such termination right with respect to that event.

         (b) Each time ACS incurs a Service Level Credit, ACS will: (i) investigate the root cause(s) of the failure and deliver to Zale a report identifying such root cause(s) within 10 days of the failure and (ii) correct the problem and begin meeting such Service Level as soon as practicable; provided that, if such problem is not reasonably capable of correction, the parties shall determine how ACS should provide the related service in such a way as to avoid a repetition of the problem. In any event, Zale shall be responsible for costs of such efforts where the cause of the failure is not due to acts or omissions of ACS or a third party under ACS' control.

         (c) To the extent any failure to meet a Service Level is caused by (i) a Force Majeure Event, or (ii) a breach by Zale of this Master Agreement, or
(iii) any Excused Performance Problem, Zale will not be entitled to a Service Level Credit.

SECTION 5.3       SERVICE LEVEL CREDITS RESULTING FROM A SINGLE INCIDENT

         If a single incident results in the failure of ACS to meet two Service Levels, Zale shall be entitled to receive two Service Level Credits. If a single incident results in the failure of ACS to meet three or more Service Levels, Zale shall be entitled to receive up to three Service Level Credits, within the provisions of Schedule C -- Service Level Agreements.

SECTION 5.4       BENCHMARKING

         Within 18 months after the Effective Date, and in each eighteen month period thereafter, ACS will notify Zale of its option to conduct a benchmark of the performance of the Services, Charges and Service Levels. Within 15 days of Zale's decision to proceed with a benchmark, the Parties will agree on an acceptable third party, that is not an ACS Competitor, and the Parties will jointly engage such third party to benchmark ("the Benchmarker") the Services and, if such party is not available, choose a replacement Benchmarker reasonably acceptable to Zale and ACS. ACS will reasonably cooperate with the Benchmarker and provide all data relating to the provision of the Services requested by the Benchmarker, provided that ACS will not be required to provide any information relating to its margins, costs, cost elements or business processes, or to disclose any proprietary or trade secret information of ACS or its other customers. The fees and expenses charged by the Benchmarker will be shared equally by the Parties. In conducting the benchmarking, the Benchmarker will normalize the data used to perform the benchmarking to accommodate, as appropriate, differences in duration of the contract, volume of services, scope of services, service levels, financing and payment schemes (including up-front incentive payments), geographic configurations of the solution and other pertinent factors. Based upon the results

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

of such benchmarking, ACS will cooperate with Zale to investigate any unfavorable variances, determine if such unfavorable variances are due to unique Zale requirements or ACS' resource allocation and related pricing. Following a benchmarking, Zale and ACS will meet to discuss in good faith the benchmarking, and ACS will, if appropriate, put forth a recommended plan for adjusting the Services, Charges, and Service Levels. Upon Zale's approval, ACS will implement the plan so that Services or Service Levels, as the case may be, conform to the benchmark, or, if such Services or Service Levels are not reasonably capable of such adjustment, Charges are adjusted by a percentage reflecting the variance between the Services and/or Service Levels, as the case may be, and their applicable Benchmark(s).

          SECTION 6 -- TRANSFERS OF EQUIPMENT AND THIRD PARTY CONTRACTS

SECTION 6.1       TRANSFERS OF EQUIPMENT

         If specified in Schedule F, Zale will assign, and ACS will assume, Zale's obligations under the applicable leases for certain Equipment that is used to provide the Services, and/or Zale may sell Equipment owned by it to ACS (the "Transferred Equipment"). Zale will obtain consents to such assignments under such leases as promptly as practicable. Schedule F will state the other terms and conditions applicable to the Transferred Equipment. Zale represents and warrants that it owns title to, free and clear of all liens and encumbrances, or is current with regard to any lease obligations with respect to, any Transferred Equipment and has maintained such Transferred Equipment in all material respects in accordance with manufacturer's specifications.

SECTION 6.2       THIRD PARTY CONTRACTS

         (a) Schedule F will provide for the treatment of all Third Party Contracts, as follows: (i) all or certain of the Third Party Contracts may be assigned by Zale to ACS, (ii) all or certain of the Third Party Contracts may be retained by Zale, (iii) any required Third Party Consents (as defined below) will be obtained by Zale, ACS or both, as specified in the Schedule, and (iv) the respective financial, operational and other obligations of the Parties with respect to the Third Party Contracts will be set forth in the Schedule.

         (b) If any required Third Party Consent cannot be reasonably obtained, ACS will identify and adopt, at Zale's expense and subject to Zale's prior approval, such alternative approaches as are necessary to provide the Services without such Third Party Consent.

         (c) Subject to obtaining any required Third Party Consents, Zale will grant to ACS the same rights of access to, and use of, the Third Party Contracts used by Zale. If the scope of Zale's right of access to, and use of, any Third Party Software is not as extensive as required by ACS to provide the Services to any Affiliate or other entity that would be the recipient of the Services under this Agreement, Zale will obtain such rights of access and use necessary to allow ACS to utilize such Zale Third Party Software to provide such Services to the Affiliate or other entity under this Agreement.

         (d) The term "Third Party Consent" shall mean any consent required from a third party in order for a party to use, access, or assign a Third Party Contract or as otherwise required to effectuate the transactions contemplated by this Master Agreement. Payment by ACS or Zale of such transfer, upgrade and other fees necessary to obtain any Third Party Consents with respect to Third Party Contracts is specified in the applicable sections of this Agreement.

                                       12

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            SECTION 7 -- INTELLECTUAL PROPERTY RIGHTS AND OBLIGATIONS

SECTION 7.1       ZALE SOFTWARE

         Schedule F-5 will identify the Zale Software, if any, that ACS is authorized to access to perform the Services and specify the rights of ACS to use the Zale Software.

SECTION 7.2       ACS PROPRIETARY SOFTWARE

         Schedule F-5 will identify any ACS Proprietary Software that will be used to provide the Services. ACS will install, operate and maintain any ACS Proprietary Software needed to provide the Services. As of the Effective Date, ACS grants to Zale, to the extent necessary for Zale to receive the Services from ACS, a revocable, worldwide, royalty free, nonexclusive license during the Term to use ACS Proprietary Software for the sole benefit of Zale. Except for the foregoing license, ACS retains all right, title and interest in and to the ACS Proprietary Software.

         In the event that Zale assumes the Services at termination, ACS will grant to Zale, solely for the benefit of Zale, a license to use the ACS Proprietary Software for the sole purpose of continuing the Services, at the then-current rates for similarly situated former customers, and as governed by the Confidential Information provisions of Section 8 of this Agreement. With regard to any ACS Third-Party Software licensed to ACS and used by ACS to provide the Services, ACS will use commercially reasonable efforts to assist Zale to obtain its own license for such software as required to provide the Services.

SECTION 7.3       THIRD PARTY SOFTWARE

         Schedule F-5 will identify any Third Party Software required to perform the Services and specify the party which has operational and financial responsibility related to such Third Party Software, including the obligation to maintain licenses for Third Party Software Licenses and upgrade, enhance, and implement new versions of Third Party Software.

        (a) ACS THIRD PARTY SOFTWARE. Schedule F-5 sets forth a complete list of all ACS Third Party Software that will be used by ACS to perform the Services as of the Effective Date. ACS will update Schedule F-5, and provide such updates to Zale, as it modifies, supplements, or changes such ACS Third Party Software from time to time. All such ACS Third Party Software other than the ACS Third Party Software identified on Schedule F-5 as generally available commercial software will be deemed "CRITICAL ACS THIRD PARTY SOFTWARE" unless otherwise agreed by the Parties. ACS will inform Zale of the existence and ownership of, and the extent of ACS' rights to, all such Critical ACS Third Party Software prior to using such software in connection with the Services. ACS will use commercially reasonable efforts to assist Zale to obtain a license to use (and permit third parties to use solely on its behalf) such Critical ACS Third Party Software and all available, relevant documentation (in source and object code form) effective upon the expiration or termination of this Agreement and upon the third-party vendor's standard terms and conditions.

         (b) If, after exhausting the measures described in Section 7.3(a) above, ACS is unable to obtain the license (or the agreement to grant a license) described in paragraph (a) above, ACS will not use any such Critical ACS-Licensed Software to provide the Services except as follows:

                  (i) Prior to introducing such proposed Critical ACS Third Party Software, ACS will notify Zale of its inability to obtain for Zale such a license or agreement and the cost and viability of any other software that can perform the requisite functions and with respect to which ACS has the ability to

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

grant or transfer such a license or agreement. Such notice will contain the proposed Critical ACS Third Party Software vendor's then-current terms and conditions, if any, for making the software available to Zale upon expiration or termination of this Agreement.

                  (ii) With Zale's prior approval, ACS may then introduce such Critical ACS Third Party Software for use in providing the Services.

                  (iii) If Zale rejects the proposed Critical ACS Third Party Software and instead decides to investigate an alternative to the proposed Critical ACS Third Party Software, then ACS and Zale will begin this same process with respect to such alternative and pursue obtaining the license rights for Zale as described in Section 7.3(a).

         (c) ZALE THIRD PARTY SOFTWARE. Schedule F-5 sets forth certain Zale Third Party Software, which may include tools, data, databases and methodologies licensed by Zale, (i) with respect to which Zale will retain responsibility and
(ii) to which ACS will require access in order to perform under this Agreement. Such items are collectively referred to as "ZALE THIRD PARTY SOFTWARE". Zale Third Party Software will include any other subsequently identified third-party software, tools, data, databases and methodologies licensed by Zale, access to which will be provided to ACS to perform under this Agreement. As between the Parties, Zale will be the sole and exclusive owner of the rights to the Zale Third Party Software. ACS will access, use, copy, modify and enhance the Zale Third Party Software (i) solely as needed to perform under this Agreement, (ii) solely during the Agreement Term and (iii) in compliance with any applicable use restrictions and applicable license terms and conditions that are identified in writing to ACS. For any Required Consent or other permission required to allow ACS to access or use the Zale Third Party Software, Zale shall have administrative responsibility to obtain such permission or consent, with the reasonable assistance of ACS if necessary, and Zale shall pay all fees, costs, and other expenses required to obtain such consent or permission

SECTION 7.4       NON-INFRINGEMENT

         ACS will perform its obligations under this Master Agreement in a manner that does not infringe or constitute an infringement or misappropriation of any patent, copyright, trademark, trade secret or other proprietary rights of any third party.


                          SECTION 8 -- CONFIDENTIALITY

SECTION 8.1       DEFINITIONS

         (a) "Disclosing Party" means the party furnishing Confidential Information and "Receiving Party" means the party receiving the Confidential Information disclosed by the Disclosing Party.

         (b) "Confidential Information" means (i) the following information, with or without being designated as confidential: ACS Software, Zale Data, Zale Software, all notes, schedules, summaries, charts, architectural drawings, network diagrams and other information which is derived or otherwise sourced from the Confidential Information, any information identifying the Disclosing Party's clients or suppliers, and the terms of this Master Agreement, and (ii) the following information if designated as confidential:

                           (A) information relating to the Disclosing Party's
software or hardware products or services, or to its research and development projects or plans;

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


                           (B) information relating to the Disclosing Party's
methodologies, processes, techniques and business practices; and

                           (C) information relating to the Disclosing Party's
business, policies, strategies, operations, finances, plans or opportunities.

                  Information disclosed orally shall be deemed "designated" as confidential unless it falls into one of the categories listed below. Notwithstanding the foregoing, Confidential Information does not include information which the Receiving Party can establish:

                           (A) has become generally available to the public or
commonly known in either party's business other than as a result of a breach by the Receiving Party of any obligation to the Disclosing Party;

                           (B) was known to the Receiving Party prior to
disclosure to the Receiving Party by the Disclosing Party by reason other than having been previously disclosed in confidence to the Receiving Party;

                           (C) was disclosed to the Receiving Party on a
non-confidential basis by a third party who did not owe an obligation of confidence to the Disclosing party with respect to the disclosed information; or

                           (D) was independently developed by the Receiving
Party without any reference to any part of the Confidential Information.

SECTION 8.2       RIGHTS, RESTRICTIONS AND OBLIGATIONS OF THE RECEIVING PARTY

         (a)      During the Term, the Receiving Party may:

                  (i) disclose Confidential Information received from the Disclosing Party only to its subcontractors, agents, representatives, advisors, employees, officers and directors and Affiliates who have a need to know such information exclusively for the purpose of executing its obligations or exercising its rights under this Master Agreement and who are required to abide by the terms of this Agreement applicable to the Confidential Information;

                  (ii) reproduce the Confidential Information received from the Disclosing Party only as required to execute its obligations or exercise its rights under this Master Agreement; and

                  (iii) disclose Confidential Information as required by law, provided the Receiving Party gives the Disclosing Party prompt notice prior to such disclosure to allow the Disclosing Party to make a reasonable effort to obtain a protective order or otherwise protect the confidentiality of such information.

         (b) Except as otherwise specifically provided in this Master Agreement, the Receiving Party will not during the Term and after expiration or earlier termination hereof:

                  (i) disclose, in whole or in part, any Confidential Information; or

                  (ii) sell, rent, lease, transfer, encumber, pledge, reproduce, publish, transmit, translate, modify, reverse engineer, compile, disassemble or otherwise use the Confidential Information in whole or in part.

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

         (c) The Receiving Party will keep the Confidential Information strictly confidential, exercising no less than the same care in preventing unauthorized disclosure or use of the Confidential Information that it takes to protect its own information of a similar nature, but in no event less than reasonable care. Reasonable care includes, without limiting the generality of the foregoing:

                  (i) informing its subcontractors, agents, representatives, advisors, directors, officers, employees and Affiliates and, where applicable, their directors, officers and employees, of the confidential nature of the Confidential Information and the terms of this Master Agreement, directing them to comply with these terms, and obtaining their written acknowledgment that they have been so informed and directed, and their written undertaking to abide by these terms; and

                  (ii) notifying the Disclosing Party immediately upon discovery of any loss, unauthorized disclosure or use of Confidential Information, or any other breach of this Section by the Receiving Party, or any breach of or intrusion into the Receiving Party's security systems and assisting the Disclosing Party in every commercially reasonable way to help the Disclosing Party regain possession of any and all Confidential Information disclosed in breach hereof and to prevent further unauthorized disclosure or use.

         (d)      The Receiving Party acknowledges that:

                  (i) the Disclosing Party possesses and will continue to possess Confidential Information that has been created, discovered or developed by or on behalf of the Disclosing Party, or otherwise provided to the Disclosing Party by third parties, which information has commercial value and is not in the public domain;

                  (ii) unauthorized use or disclosure of such Confidential Information is likely to cause injury not readily measurable in monetary damages, and therefore irreparable;

                  (iii) in the event of an unauthorized use or disclosure of Confidential Information, the Disclosing Party will be entitled, without waiving any other rights or remedies, to such injunctive or equitable relief as may be deemed proper by a court of competent jurisdiction;

                  (iv) subject to the rights expressly granted to the Receiving Party in this Master Agreement, the Disclosing Party and its licensors retain all right, title and interest in and to its Confidential Information, regardless of whether provided by or on behalf of the Disclosing Party or created by the Receiving Party; and

                  (v) any disclosure by the subcontractors, agents, representatives, advisors, directors, officers and employees and Affiliates of the Receiving Party and, where applicable, their directors, officers and employees will be deemed to be disclosure by the Receiving Party and the Receiving Party will be liable for any such disclosure as if the Receiving Party had disclosed the Confidential Information.

SECTION 8.3        RETURN OF DISCLOSING PARTY INFORMATION; RIGHT TO REVIEW

         (a) As soon as practicable upon the Disclosing Party's request, and at the expiration or earlier termination of this Master Agreement, the Receiving Party will:

                  (i) return all Confidential Information, including, without limitation, all originals, hard copies, reproductions and summaries of Confidential Information; and


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                  (ii) if Confidential Information is in a form that is
impractical to return, destroy all copies of Confidential Information in its possession, power or control, which are present on magnetic media, optical disk, volatile memory or other storage device, in a manner that assures the Confidential Information is rendered unrecoverable.

                  Upon completion of those tasks, an officer of the Receiving Party will provide written confirmation to the Disclosing Party that the requirements of this Section have been satisfied.

         (b) The Disclosing party may visit the Receiving Party's premises, upon reasonable prior notice and during normal business hours, to review the Receiving Party's compliance with the terms of this Section.

SECTION 8.4       OWNERSHIP OF ZALE DATA

         All Zale Data will remain the property of Zale. In addition to being protected as Confidential Information pursuant to the foregoing paragraphs of this Section 8, the Zale Data will not be (i) used by ACS other than in connection with providing the Services, (ii) disclosed, sold, assigned, leased or otherwise provided to third parties by ACS, or (iii) commercially exploited by or on behalf of ACS, its employees or agents.

SECTION 8.5       RETURN OF ZALE DATA

         ACS will upon (i) request by Zale at any time, and (ii) the cessation of all Termination/Expiration Assistance, promptly return to Zale, in the format and on the media in use as of the date of request, all or any requested portion of the Zale Data. Any archival tapes containing any Zale Data will be destroyed in accordance with the terms of Section 8.3 (a) (ii).

         Further, ACS agrees that upon Zale's written request, ACS shall, within twenty-four hours, or if twenty-four hours is not reasonably practicable, as soon as is reasonably practicable, provide Zale with a copy of its business critical data (as reasonably defined by Zale) and shall provide any other Zale Data promptly using ACS' best professional efforts and in the sequence requested by Zale. Data provided pursuant to this paragraph shall be provided in media as Zale directs. Subject to the foregoing, unless furnished or paid for by Zale, the actual media on which Zale Data is stored, after the complete deletion of Zale Data or Confidential Information, is and shall remain the property of ACS.


            SECTION 9 -- ACCOUNT MANAGEMENT/PERSONNEL/CHANGE CONTROL

SECTION 9.1       ACCOUNT MANAGERS

         (a) ACS and Zale each will appoint an individual with overall program management responsibility for monitoring the performance of Services and addressing performance deficiencies under this Agreement (the "Account Manager(s)"). Subject to and in accordance with the terms and requirements of this Agreement, the Account Managers will meet upon the request of either party to:

                  (i) ensure that the Service Levels are met, and in the event of deficiencies not resolved by the personnel directly involved in the preparation and execution of the subject task, develop and implement problem recovery plans and solutions;

                  (ii) review ACS' performance, coordinate the provision of Services to Zale and discuss future Zale requirements;

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

                  (iii) serve as the principal interface between Zale and ACS with respect to all issues relating to the Services;

                  (iv) review the parties' responsibilities and any failure by either party to perform any such responsibilities; and

                  (v) discuss and attempt to resolve, if applicable, any other matters relating to the Services that may arise from time to time.

         (b) To the extent that the Account Managers are unable to resolve any issue, each of them will refer that issue to a person at the appropriate level of ACS or Zale management necessary to resolve the issue, who will use reasonable efforts to promptly resolve the issue.

SECTION 9.2       KEY PERSONNEL

         Upon entering into this Agreement, the Parties may agree that certain personnel will be defined as either "Key ACS Personnel", "Key Transferred Employees" or "Key Zale Personnel". Such individuals will be identified by job description and the parties may establish certain criteria relative to the transfer or redeployment of such individuals within each Party's respective organization. All special designations of any "Key Personnel" (both of ACS and Zale) and any agreed upon parameters surrounding their activities in support of the transactions contemplated by this Master Agreement will be specified Schedule E.

SECTION 9.3       TECHNICAL CHANGE CONTROL

         ACS will implement any changes in the technical environment and systems used to provide the Services in accordance with Schedule A and any applicable procedures manual (the "Technical Change Control Procedures"). Furthermore, ACS will not make any change that materially affects the functions, controls, or performance of, or decreases the operational efficiency of, the Services, without first obtaining Zale's approval; provided that, if such proposed action or decision is one that, if not permitted, would cause ACS not to be able to meet an applicable Service Level, Zale's refusal to grant such request will be considered an Excused Performance Problem. Notwithstanding the foregoing, ACS may make temporary changes required by an emergency but shall, if reasonably practicable, contact appropriate Zale personnel to obtain prior approval. ACS will promptly notify Zale of any emergency changes implemented without prior Zale approval, and will provide the documentation required to meet Zale's Technical Change Control Procedures, to facilitate approvals and any further actions required. In all cases, ACS shall provide Zale with documentation to describe the Technical Change Control Procedure.

SECTION 9.4     CONTRACT CHANGE CONTROL

         (a) From time to time during the Term, Zale or ACS may propose changes in or additions to the Services or other aspects of this Agreement. Subject to clause (c) below, all such changes shall be implemented pursuant to the procedures set forth in this Section (the "Change Control Procedures").

         (b) Any change to this Master Agreement must be approved by the Account Manager of each Party and memorialized in a written amendment executed by both parties that specifically identifies this Master Agreement, the section of this Agreement that is the subject of the amendment, and the new provision.

         (c) If Zale desires to propose a change in or addition to the Services, it shall deliver a written notice to the ACS Account Manager describing the proposal. ACS shall respond to such proposal by preparing a written document ("Change Control Document"), indicating: (i) the effect of the proposal, if any, on the amounts payable by Zale; (ii) the possible effect of the proposal, if any, on Service Levels; and (iii) the anticipated time schedule for implementing the proposal. If ACS desires to propose a change in or addition to the Services or other aspects of this Agreement, it may do so by preparing and delivering a Change Control Document to the Zale Account Manager.

         (d) Routine changes made in the ordinary course of ACS' provision of the Services that are performed within the then-existing resources used to provide the Services and that do not affect Service Levels (such as changes to operating procedures, schedules and Equipment configurations) may be made by ACS without the necessity of the above, subject to Zale's prior approval, which shall not be unreasonably withheld, when such changes are to Zale equipment, procedures or resources.

SECTION 9.5       EMPLOYEE COMPENSATION

         All ACS personnel assigned to the Zale account by ACS (or its permitted subcontractors) will be and remain employees of ACS (or such permitted subcontractors), and ACS (or such permitted subcontractors) will provide for and pay the compensation and other benefits of such personnel, including salary, health, accident and workers' compensation benefits and all taxes and contributions that an employer is required to pay with respect to the employment of employees.


                              SECTION 10 -- AUDITS

         ACS will maintain records and supporting documentation of all financial and non-financial transactions under this Master Agreement sufficient to permit an audit thereof in accordance with this Section 10. At its expense, ACS will provide to Zale, Zale's internal and external auditors, inspectors, regulators and such other representatives as Zale may designate from time to time reasonable access at reasonable times and after reasonable notice (which, unless circumstances reasonably preclude such notice, would be no less than five (5) Business Days) to (i) the parts of any ACS facility at which ACS is providing the Services, (ii) ACS personnel providing the Services, and (iii) all relevant data and records relating to the Services, for the purpose of performing financial, technical and other audits and inspections of ACS' provision of the services and of Zale and its business, to verify the integrity of Zale Data and the adequate protection of Zale's Confidential Information and to examine ACS' Charges under this Master Agreement. Auditors shall be subject to ACS confidentiality and security requirements and shall not be ACS Competitors. Such audits shall be conducted in a manner that does not unreasonably interfere with ACS' operations. In no event shall auditors have access to ACS cost information. Other than audits conducted or required by regulators, Zale will limit its audits to one (1) in any annual period. No later than December 31 of each calendar year throughout the Term of this Agreement, ACS will deliver to Zale reports from ACS' independent auditors of examinations in accordance with SAS No. 70, Type II, of the controls, procedures, and systems of ACS and its subcontractors related to the Services. At Zale's request and expense, ACS will expand the SAS 70 report to address Zale's particular requirements, to the extent that the independent auditors are able to address such requirements. ACS shall use commercially reasonable efforts to remediate any deficiencies that are individually or in the aggregate material, identified by and consistent with the SAS 70 audits. As requested by Zale, but no more than once during each year of the Agreement, ACS shall provide written confirmation that there have been no significant changes in its controls, procedures and systems related to the Services during the three month period following the preceding SAS 70 report. This Section will survive the expiration or earlier termination of the Term and will continue to the third (3rd) anniversary of the expiration or termination of the Term.

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                      SECTION 11 -- INSURANCE; RISK OF LOSS

SECTION 11.1      REQUIRED INSURANCE COVERAGE

         Throughout the Term, ACS will maintain in force, at minimum, the insurance coverage described below.

         (a) Commercial General Liability Insurance with a minimum combined single limit of $1,000,000 per occurrence, $2,000,000 in the aggregate;

         (b) Umbrella Liability Insurance with a minimum combined single limit of $15,000,000 per occurrence and in the aggregate;

         (c) Worker's Compensation Insurance or any alternative plan of benefits as permitted or as required by law, in such amount as required by law;

         (d) Employee Dishonesty and Computer Fraud Insurance for loss arising out of or in connection with fraudulent or dishonest acts committed by the employees of ACS in a minimum amount of $5,000,000 per occurrence;

         (e) Errors and Omissions Insurance with a combined single limit of $20,000,000 per occurrence and in the aggregate; and

         (f) Property insurance in the amount of the replacement value of all Zale Equipment or other material in ACS' possession or under its control, and ACS Equipment or other material that is used primarily in providing the Services under this Agreement. Zale shall provide ACS with the replacement cost value of all Zale equipment or other material placed under the control of ACS, however, if Zale does not provide such replacement cost value, ACS shall estimate the replacement cost value and shall not be responsible for any losses that exceed the estimated amount.

SECTION 11.2      RISK OF LOSS AND GENERAL INSURANCE REQUIREMENT

         As of the Effective Date, each party will be responsible for risk of loss of, and damage to, any Equipment, Software or other materials in its possession or under its control. On or before the Effective Date and each year thereafter on the anniversary thereof, ACS shall provide Zale with certificates of insurance. Each insurance certificate shall require that the insurance company shall provide Zale with at least 30 days prior written notice of any material change, cancellation or non-renewal of any coverage. ACS shall require its insurance carriers to waive the right of subrogation against Zale.


                              SECTION 12 -- CHARGES

SECTION 12.1      CHARGES

         Subject to the other provisions of this Master Agreement, Zale will pay to ACS the amounts set forth in Schedule B as payment in full for the Services performed by ACS during the Term (the "Charges").

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




SECTION 12.2      TAXES

         (a) Each party will pay any real property taxes or personal property taxes on property it either owns or leases from a third party. Taxes payable on any Transferred Equipment will be prorated as of the date of transfer based on the number of days in the applicable tax period, with Zale paying the taxes allocable to the period before such transfer date and ACS paying the taxes allocable to the period on and after such date. An estimated proration of such taxes shall be made as of the transfer date with an appropriate adjustment made at the time the actual taxes are determined.

         (b) ACS will pay when due any sales, use, excise, value-added, services, consumption, and other taxes and duties imposed on any goods and services acquired, used or consumed by ACS in connection with the Services (including any taxes applicable to the acquisition of the Transferred Equipment, but excluding any taxes applicable to pass-through expenses).

         (c) Zale will pay when due any sales, use, excise, value-added, services, consumption, or other tax imposed by any taxing jurisdiction on the provision of the Services or any component thereof.

         (d) The parties will cooperate in attempting to reduce the amount of any tax to the maximum extent feasible.

                       SECTION 13 -- INVOICING AND PAYMENT

SECTION 13.1      INVOICES AND PAYMENT

         ACS will issue to Zale, on a monthly basis, invoices for all Charges and other amounts due with respect to Services and Additional Services, if any, provided during the prior month. Base Charges shall be billed in advance on the last day of the prior month, and deviations from the base Charges (i.e., ARCs/RRCs) shall be billed or credited in arrears. Each invoice will separately state Charges for each category of Service, reimbursable expenses and taxes payable. Each invoice delivered pursuant to this Section 13.1 will be due and payable no later than thirty (30) days after the invoice date, unless subject to Zale's good faith dispute. If the invoice is received more than two business days following the invoice date, the invoice will be due and payable no later than thirty (30) days after it is received.

SECTION 13.2      OUT OF POCKET EXPENSES

         Zale will reimburse ACS, within 30 days of receipt of invoice, for reasonable, documented and actual out-of-pocket expenses incurred by ACS with Zale's prior written approval for equipment, materials, supplies, or other Services provided under this Agreement but not otherwise charged or covered hereunder. Out-of-pocket expenses also include related taxes, duties, shipping, and insurance.

SECTION 13.3      PRORATION

         All periodic charges under this Master Agreement (excluding charges based upon actual usage or consumption of Services) will be computed on a calendar month basis and will be prorated for any partial month.

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SECTION 13.4      LATE PAYMENT AND DISPUTED AMOUNTS

         Any amount due ACS under this Master Agreement that is not paid prior to or on the date due will thereafter bear interest until paid at a rate that is the lesser of (i) six percent (6 %) per annum, or (ii) the maximum rate of interest allowed by applicable law. Zale shall pay all undisputed amounts in the time specified in Section 13.1. Zale shall provide the reasons for withholding any disputed amount within 30 days of the invoice date.


             SECTION 14 -- REPRESENTATIONS, WARRANTIES AND COVENANTS

SECTION 14.1      MUTUAL REPRESENTATION AND WARRANTY

         Each party represents, warrants and covenants that:

         (a) It is a corporation, duly incorporated, validly existing and in good standing under the laws of the state in which it is incorporated, and is in good standing in each other jurisdiction where the failure to be in good standing would have a material adverse effect on its business or its ability to perform its obligations under this Master Agreement.

         (b) It has all necessary corporate power and authority to own, lease and operate its assets and to carry on its business as presently conducted and as it will be conducted pursuant to this Master Agreement.

         (c) It has all necessary corporate power and authority to enter into this Master Agreement and to perform its obligations hereunder, and the execution and delivery of this Master Agreement and the consummation of the transactions contemplated thereby have been duly authorized by all necessary corporate actions on its part.

         (d) This Master Agreement constitutes a legal, valid and binding obligation of such party, enforceable against it in connection with its terms.

         (e) This Agreement does not contravene any provision set forth in any contract, agreement, or order to which either party is subject.

         (f) It is either the owner of, or authorized to use, any and all Software provided by such party, and, in the case of Zale, including the ability to use such Software on behalf of Affiliates and third party service providers. As to any Software that a party does not own but is authorized to use, such party shall advise the other party as to the ownership and extent of its rights with regard to such Software, including the ability to use such Software on behalf of Affiliates, divested entities and other third party service providers, and to the extent any limitation in such rights would impair ACS' performance of its obligations or Zale's receipt of the services under this Agreement.

         (g) It shall perform its responsibilities under this Agreement in a manner that does not infringe, or constitute an infringement or misappropriation of, any patent, copyright, trademark, trade secret or other intellectual property rights of any third party.

         (h) It shall perform its responsibilities under this Agreement in compliance with all applicable laws related to the performance of the Services, in the case of ACS, or the receipt of the Services, in the case of Zale, or to the performance of its other obligations hereunder.

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

                  (i) Zale and ACS shall not export or re-export any personal computer system, part, technical data or sub-elements purchased in the United States for use under this Agreement, directly or indirectly, to any destinations or persons prohibited by the United States Government, and, notwithstanding any other term, nothing in this Agreement shall be construed to call for such export. The term 'technical data' in this context, means such data as is defined as technical data by applicable United States export regulations. Zale represents that all Software, Equipment or technical information provided by Zale to ACS under this Agreement shall be free from restriction, regulation or special procedure regarding export from the country in which such Software is developed and from the United States to any other countries, except Embargoed Countries.

                           (A) Where appropriate, Zale shall facilitate any
clearances required for using Zale Proprietary Software, Zale Third Party Software, Equipment or technical information outside of the countries in which such Software, Equipment and technical information is developed and/or the United States, as appropriate. Zale shall provide ACS with all ECCN numbers for such Software, Equipment, and technical information, upon ACS' request, if ACS is required to obtain clearance before such Software, Equipment, and/or technical information can be used to provide the Services.

                           (B) In the event any Software for which a party is
operationally responsible hereunder shall become subject to any export, import, re-export or similar restriction, regulation or special procedure, whether due to changes in the applicable law or due to changes in or upgrades to such Software such party shall (i) notify the other party of any such restrictions, regulations or special procedures of which it becomes aware, and (ii) procure, where legally possible, any such licenses, permits, registrations or other permission necessary to export, import or re-export such Software as may be reasonably necessary in connection with the Services, except that neither party shall be required to obtain licenses for export of such Software to any of the Embargoed Countries.

                           (C) Each party shall provide all reasonable
assistance to the other party, and shall supply all necessary information to the other party in order for such other party to procure necessary licenses and comply with all export control laws and the provisions of this paragraph.

SECTION 14.2      ADDITIONAL COVENANTS AND WARRANTIES

         (a) Performance. ACS warrants that all Services will be performed in a good and workmanlike manner.

         (b) Viruses. Each Party will use commercially reasonable efforts, including using industry standard virus protection software and other customary procedures to screen any software provided or made available by it to the other Party under this Agreement or other software (including email) or Equipment under its control and used to perform the Services, to avoid introducing any "virus", "Trojan horse", "worm", or other disabling or destructive code that is intended to materially disrupt the proper operation of the systems. If such code is found to have been introduced by ACS into such systems, then, without limiting Zale's other remedies under this Agreement, ACS will use commercially reasonable efforts to promptly mitigate, and to assist Zale in mitigating, the effects of the virus, if any, on that portion of Zale's information technology environment.

         (c) Training of Employees. ACS personnel will be provided with appropriate training with respect to content of and compliance with legal or regulatory requirements and, to the extent revealed in each Benchmarking under
Section 5.4, industry best practices, applicable to the Services and Service Levels required by this Agreement to the extent applicable to their tasks.

         (d) Disabling Codes. ACS covenants that it will not, without Zale's consent, knowingly insert, or knowingly allow to be inserted, into the software used to provide the Services any code or other device that is designed to disable, damage, erase, delay, bypass Zale security or otherwise shut down all or any portion of the Services or the Equipment, software or data used in providing the Services.



SECTION 14.3      DISCLAIMER

EXCEPT AS OTHERWISE SET FORTH IN THIS AGREEMENT, NEITHER PARTY MAKES ANY REPRESENTATIONS OR WARRANTIES AND EXPLICITLY DISCLAIMS ALL WARRANTIES, EXPRESS OR IMPLIED, INCLUDING THE IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE.


                          SECTION 15 -- INDEMNIFICATION

SECTION 15.1      INDEMNITIES

Each party will indemnify, defend and hold harmless the other party, its Affiliates and their respective officers, directors, employees, agents, successors and assigns, from and against all Losses arising from, in connection with or relating to, third party allegations for any of the following: (i) death of or injury to any agent, employee, invitee, visitor or other person to the extent caused by the act or omission of the indemnitor, its Affiliates, or their respective agents, employees or contractors; (ii) damage to, or loss or destruction of any real or tangible personal property or Zale Data, to the extent caused by the act or omission of the indemnitor, its Affiliates, or their respective agents, employees or contractors; (iii) indemnitor's breach of any representation, warranty or covenant it has made in Section 14 (Representations, Warranties and Covenants); (iv) indemnitor's willful or fraudulent misconduct or that of its employees, contractors or agents; (v) breach of indemnitor's obligations with respect to Confidential Information; (vi) indemnitor's failure to perform any obligations required to be performed by it under any of the Third Party Contracts, Equipment leases prior to the Effective Date (in the case of Zale) or thereafter (in the case of ACS) to the extent such party has operational or financial responsibility therefore; (vii) liability accruing in connection with taxes, together with interest and penalties, that are the responsibility of such party hereunder; and (viii) claims initiated by Affiliates, employees, agents and contractors of a party or its Affiliates, or other persons or entities asserting rights under this Agreement to the extent such claims are based on the indemnitor's act or omission. Zale will indemnify, defend and hold harmless ACS, its Affiliates and its officers, directors, employees, agents, successors and assigns, from and against all Losses arising from, in connection with or relating to, third party allegations for any of the following: (i) any claims by any Zale employees who may be transferred to ACS under this Agreement for any action or inaction of Zale prior to such transfer and other claims related to the employment of individuals; and (ii) any claim relating to the Transferred Equipment accruing prior to Zale's transfer of such assets to ACS, including but not limited to liens or encumbrances or adverse claims to title, and (iii) any breach by Zale of Section 14.1 (f) or 14.1 (i). ACS will indemnify, defend and hold harmless Zale, its Affiliates and its officers, directors, employees, agents, successors and assigns, from and against all Losses arising from, in connection with or relating to third party allegations for any of the following (i) any claims by any Zale employees who may be transferred to ACS under this Agreement for any action or inaction of ACS after to such transfer and other claims related to the employment of individuals; and (ii) any claim relating to the Transferred Equipment accruing after the transfer of such assets to ACS, including but not limited to liens or encumbrances or adverse claims to title not subject to Zale's previous ownership; and (iii) any breach by ACS of Section 14.1 (f) or 14.1 (i)

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


SECTION 15.2      INTELLECTUAL PROPERTY INDEMNIFICATION

         Each party will indemnify, defend and hold harmless the other party, the other party's Affiliates and their respective officers, directors, employees, agents, successors and assigns, from and against all Losses arising from and to the extent that the Zale Proprietary Software, in the case of Zale, and the ACS Proprietary Software in the case of ACS, or the Confidential Information provided by the indemnitor, its affiliates or any party thereof or related thereto, (a) infringes a copyright protected under applicable law, (b) infringes a patent existing under applicable law, (c) constitutes an unlawful disclosure, use or misappropriation of another party's trade secret, or (d) otherwise infringes upon a third party's intellectual property rights. If any Party's Proprietary Software or Confidential Information becomes the subject of a claim under this Section, or in the indemnitor's opinion is likely to become the subject of such a claim, then the indemnitor may, at its option, (a) modify the Proprietary Software or Confidential Information to make it non-infringing or otherwise cure any claimed misuse, provided such modification does not adversely affect the functionality of the Proprietary Software or Confidential Information, or (b) procure for the indemnitee the right to continue using the Proprietary Software or Confidential Information, or (c) replace the Proprietary Software with substantially equivalent Software that is non-infringing or that is free of claimed misuse. Any costs associated with implementing any of the above alternatives will be borne by the indemnitor. With respect to any Software provided or developed by a party pursuant to this Agreement, such party will have no liability to the other party under this Agreement (a) to the extent that any claim of infringement is based upon the use of the Software in connection or in combination with equipment, devices or Software not supplied by that party or used in a manner for which the Software was not designed, (b) for infringements that arise as a result of specifications presented by the other party, (c) to the extent that any claim of infringement is based upon the maintenance, modifications, updates, enhancements and improvements to the Software made by any party other than the indemnitor; and (d) for infringements that arise as a result of the failure of the indemnitee to use corrections or modifications provided by the indemnitor offering equivalent features and functionality.

SECTION 15.3      INDEMNIFICATION PROCEDURES

         (a) Promptly after receipt by an indemnitee of any written claim or notice of any action giving rise to a claim for indemnification by the indemnitee, the indemnitee will so notify the indemnitor and will provide copies of such claim or any documents relating to the action. No failure to so notify an indemnitor will relieve the indemnitor of its obligations under this Master Agreement except to the extent that the failure or delay is prejudicial. Within thirty (30) days following receipt of such written notice, but in any event no later than ten (10) days before the deadline for any responsive pleading, the indemnitor will notify the indemnitee in writing (a "Notice of Assumption of Defense") if the indemnitor elects to assume control of the defense and settlement of such claim or action.

         (b) If the indemnitor delivers a Notice of Assumption of Defense with respect to a claim within the required period, the indemnitor will have sole control over the defense and settlement of such claim; provided, however, that
(i) the indemnitee will be entitled to participate in the defense of such claim and to employ counsel at its own expense to assist in the handling of such claim and (ii) the indemnitor will obtain the prior written approval of the indemnitee before entering into any settlement of such claim incurring liability or an admission of liability on the part of the indemnitee, or ceasing to defend against such claim. After the indemnitor has delivered a timely Notice of Assumption of Defense relating to any claim, the indemnitor will not be liable to the indemnitee for any legal expenses incurred by such indemnitee in connection with the defense of such claim; provided, that the indemnitor will pay for separate counsel for the indemnitee to the extent that conflicts or potential conflicts of interest between the Parties so require. In addition, the indemnitor will not be required to indemnify the indemnitee for any amount paid by such indemnitee in the settlement of any claim for which the indemnitor has delivered a timely Notice of Assumption of Defense if such amount was agreed to without

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

prior written consent of the indemnitor, which will not be unreasonably withheld or delayed in the case of monetary claims. An indemnitor may withhold consent to settlement of claims of infringement affecting its proprietary rights in its reasonable discretion. The parties shall cooperate with each other with respect to any claim subject to indemnification at the expense of the indemnitor.

         (c) If the indemnitor does not deliver a Notice of Assumption of Defense relating to a claim within the required notice period or ceases to defend against such claim, the indemnitee will have the right to defend the claim in such a manner as it may deem appropriate, at the sole cost and expense of the indemnitor. The indemnitor will promptly reimburse the indemnitee for all such costs and expenses upon written request therefor.

         (d) In the event that an indemnitor shall be obligated to indemnify an indemnitee pursuant to any provision of this Agreement, the indemnitor shall, upon payment of such indemnity in full, be subrogated to all rights of the indemnitee with respect to the claims to which such indemnification relates.


                     SECTION 16 -- LIMITATIONS ON LIABILITY

SECTION 16.1      LIMIT ON TYPES OF DAMAGES RECOVERABLE

         (a) EXCEPT AS SET FORTH IN CLAUSE (b) BELOW, NEITHER PARTY SHALL BE LIABLE FOR INDIRECT, CONSEQUENTIAL, EXEMPLARY OR PUNITIVE DAMAGES, REGARDLESS OF THE FORM OF ACTION, WHETHER IN CONTRACT, TORT OR OTHERWISE, AND EVEN IF SUCH PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

         (b) The above stated limitation will not apply with respect to any claims arising out of or relating to (i) the willful or fraudulent misconduct of a party, its employees, contractors or agents, (ii) a breach of a party's obligations related to Confidential Information or any allegation of violation of the United States Government export laws and regulations, as well as those of any country in which Services are being provided under this Agreement, whether prior to the Effective Date or at any time during the Term, Term Extension Period, and Termination Assistance Period, caused by either Party or its Affiliates, or any officer, director, employee, agent, successor, or assigns of either Party or its Affiliates, (iii) an indemnitor's obligation to pay such damages to the extent they are awarded by a court, and (iv) any Charges owed to ACS or Service Level Credits or other amounts owed to Zale under this Agreement.

SECTION 16.2      LIMIT ON AMOUNT OF DIRECT DAMAGES RECOVERABLE

         Each party's cumulative liability to the other for any and all actions, whether in contract or in tort, will not exceed an amount equal to the total Charges payable to ACS for the Services provided for the twelve (12) months immediately preceding the month in which the event giving rise to the liability occurred (or, if the event giving rise to the liability occurs during the first twelve (12) months after the Effective Date, the total Charges estimated to be payable to ACS for such first twelve (12) months). This limitation will not apply to Losses attributable to claims by or related to (i) an indemnitee pursuant to Section 15 (Indemnification), (ii) the willful or fraudulent misconduct of a party, its employees, contractors or agents, or (iii) a breach of a party's obligations related to Confidential Information. Charges and other fees and expenses due to ACS pursuant to this Master Agreement shall not be considered damages for purposes of this Section 16.2.

SECTION 16.3      FORCE MAJEURE


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

         (a) Neither party will be liable for any failure or delay in the performance of its obligations under this Master Agreement to the extent such failure is caused, directly or indirectly, without fault by such party, by: fire, flood, earthquake, elements of nature or acts of God; third party labor disruptions or strikes; acts of war, terrorism, riots, civil disorders, rebellions or revolutions, quarantines, embargoes and other similar governmental or third party action; or any other cause beyond the reasonable control of such party. Events meeting the criteria set forth above are referred to collectively as "Force Majeure Events."

         (b) Upon the occurrence of a Force Majeure Event, the non-performing party will be excused from any further performance or observance of the affected obligations for as long as such circumstances prevail and such party continues to attempt to recommence performance or observance whenever and to whatever extent reasonably possible without delay. Any party so delayed in its performance will immediately notify the other by telephone or by the most timely means otherwise available (to be confirmed in writing within three (3) Business Days of the inception of such delay) and describe in reasonable detail the circumstances causing such delay.

         (c) If a Force Majeure Event causes a material failure or delay in the performance of any Services for more than 24 hours, Zale may, at its option, procure such Services from an alternate source until ACS is again able to reasonably demonstrate to Zale that it is able to provide such Services. All payments to be made by Zale to ACS for the affected Services for such period will be abated and ACS will not be entitled to any additional payments as a result of the Force Majeure Event.

SECTION 16.4      ACTIONS OF OTHER PARTY

         Neither party will be liable for any failure or delay in the performance of its obligations under this Master Agreement if and to the extent such failure or delay is caused by the actions or omissions of the other party or its employees, agents or contractors or breaches of this Master Agreement by the other party provided that the party which is unable to perform has provided the other party with reasonable notice of such non-performance and has used commercially reasonable efforts to perform notwithstanding the actions, omissions or breaches of the other party.


                            SECTION 17 -- TERMINATION

SECTION 17.1      TERMINATION FOR CAUSE

         (a) Zale may terminate this Agreement, or one or more categories of Services, for cause:

                  (i) for a material breach of the agreed Services by ACS that is not cured by ACS within thirty (30) days of the date on which Zale provides written notice of such breach, in accordance with Section 19.7; or

                  (ii) for a material breach of the agreed Services by ACS or for failure by ACS to meet the Service Levels or fulfill any other obligation under this Agreement that results in Zale being unable to conduct its normal and customary business functions and such condition persists for 48 hours (24 hours during a Zale Freeze Period) and, further, ACS does not achieve recovery within 10 days of notice by Zale (4 days during a Zale Freeze Period). Notwithstanding the termination for cause provision, ACS agrees that within three days following such notice by Zale (24 hours during a Zale Freeze Period), ACS will cooperate with, and reimburse Zale for all expenses reasonably related to third party assistance in repairing or reinstating the affected Services or to provide alternate mechanisms to support Zale in conducting its business until recovery is achieved and transition back to the Services can be reasonably achieved. Such efforts by ACS in no way relieve ACS of its recovery obligations nor do they impact in any way Zale's right to terminate the Agreement for cause as defined herein. Following recovery, ACS will cure the cause of its failure to provide the Services as soon as reasonably possible using industry best practices.

         (b) Zale will exercise its termination option by delivering to ACS written notice of such termination, identifying the scope of the termination and the termination date.

         (c) ACS may terminate this Agreement, or one or more categories of services, if Zale fails to pay undisputed amounts (including, without limitation, amounts determined pursuant to Section 18 (Dispute Resolution) to be owing to ACS) within 45 days of when they become due, and Zale fails to cure such failure within fifteen (15) business days after receipt from ACS of written notice from ACS.

SECTION 17.2      TERMINATION FOR CONVENIENCE

         (a) Zale may terminate for convenience this Master Agreement upon no less than one hundred eighty (180) days notice. In connection with any such termination, Zale will be liable to ACS for the Charges and other amounts incurred through the date of termination plus the termination fees described in Schedule B.

         (b) If a purported termination for cause by Zale under Section 17.1 (Termination for Cause) is determined pursuant to Section 18 (Dispute Resolution) not to be a proper termination for cause, such termination will be deemed a Termination for Convenience subject to this Section.

SECTION 17.3      TERMINATION UPON ACS CHANGE OF CONTROL

         In the event of a change in Control of ACS (or that portion of ACS providing all or any material portion of the Services under this Agreement) or the Entity that Controls ACS (if any), where such control is acquired, directly or indirectly, in a single transaction or series of related transactions, or all or substantially all of the assets of ACS (or that portion of ACS providing all or any material portion of the Services under this Agreement) are acquired by any entity, or ACS (or that portion of ACS providing all or any material portion of the Services under this Agreement) is merged with or into another entity to form a new entity, then at any time within twelve (12) months after the last to occur of such events, Zale may at its option terminate the Term by giving ACS at least one hundred eighty (180) days prior notice and designating a date upon which such termination shall be effective. If Zale elects to terminate on this basis, Zale shall pay the Charges and other amounts incurred through the date of termination plus eighty percent (80%) of the applicable Termination for Convenience fee as set forth in Schedule B.

SECTION 17.4      EFFECT OF TERMINATION

         Termination of this Master Agreement for any reason under this Section will not affect (i) any liabilities or obligations of either party arising before such termination or out of the events causing such termination, or (ii) any damages or other remedies to which a party may be entitled under this Master Agreement, at law or in equity, arising from any breaches of such liabilities or obligations.

SECTION 17.5      TERMINATION/EXPIRATION ASSISTANCE

         Commencing six (6) months before the expiration of the Term or, if applicable, upon delivery of a termination notice by Zale or ACS pursuant to
Section 17 (Termination), and continuing until the expiration of the Term or, if applicable, the termination date and for twelve (12) months thereafter, ACS will provide to Zale or Zale's designee the assistance reasonably requested by Zale to enable the Services to continue without interruption and to facilitate the orderly transfer of the Services to Zale or its designee. The termination assistance will be defined and mutually agreed by the parties in writing, and Zale will pay for the termination assistance services in accordance with the rate structure defined in Schedule B, in addition to any one-time charges that may be imposed by any vendor or provider of software, services, or other under a Third Party Contract. If termination is pursuant to
Section 17.1(c) (non-payment), Zale shall pay the estimated monthly Charges associated with the termination assistance services in advance, subject to monthly adjustments in order to reconcile estimated and actual Charges. As a part of the termination assistance service, ACS shall provide Zale with complete copies of all standards, manuals and procedures developed in accordance with
Section 3.3 of Schedule A, and ACS hereby grants Zale a non-exclusive, fully paid-up, perpetual, and worldwide license to use such standards, manuals and procedures for Zale's internal business use, including the right to modify any of such standards, manuals and procedures, and hereby assigns to Zale all its right, title and interest in any customized portion of any such standards, manuals or procedures.

SECTION 17.6      THIRD PARTY CONTRACTS

         Upon expiration or earlier termination of this Agreement, ACS will, at Zale's request and to the extent permitted by the applicable Third Party Service Contract or Equipment lease and any applicable Third Party Consent, obtained at the expense of Zale, (i) assign to Zale or its designee any Third Party Service Contracts and Equipment leases and (ii) sell, at fair market value, the ACS owned Equipment, used to provide Services to Zale on a dedicated basis. ACS will use commercially reasonable efforts to assist Zale or its designee to obtain required licenses to Third Party Software. In the case of Zale's Termination for Convenience, or ACS' Termination for Cause, Zale shall reimburse ACS for any prepayment made by ACS on Third Party Service Contracts or Equipment leases and attributable to the period after any assignment, provided that such prepayments do not exceed ten percent of the Termination for Convenience Fee that would be payable in the month the Agreement is terminated.

SECTION 17.7      SUNSET MANAGEMENT

         During the last 90 days of ACS' operation of the Services under this Agreement whether the Agreement is ending by termination or expiration, and subject to Section 17.4, ACS shall perform according to the terms of this Agreement and, in addition, shall comply with the terms of this Section.

              (a) ACS will not transfer any ACS Employees or subcontractors, at the time assigned to work on Zale Services, to other assignments without agreement from Zale which shall not be unreasonably withheld if ACS demonstrates such transfer would not be to the detriment of Zale.

              (b) ACS will continue to issue Service Level Credits for failure to meet the Service Levels defined in Schedule C.

              (c) ACS will cooperate with Zale for the orderly transition of Software and the untangling of proprietary technology.

              (d) ACS will return Zale's materials in an orderly fashion.

              (e) ACS will cooperate with Zale and/or any third party designated for conversion of all Services or any of them.

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

              (f) With regard to the Software identified in Schedule F-5 as owned/licensed by Zale, ACS will undertake commercially reasonable efforts to ensure that software licenses assigned to ACS by Zale are eligible for transfer back to Zale or reassigned as Zale designates.

              (g) ACS will use commercially reasonable efforts to support Zale's transition and will, in any event, comply with the Termination/Expiration Assistance services defined in Schedule A.


                        SECTION 18 -- DISPUTE RESOLUTION

SECTION 18.1      GENERAL

         Any dispute or controversy between the parties with respect to the interpretation or application of any provision of this Master Agreement or the performance by ACS or Zale of their respective obligations hereunder will be resolved as provided in this Section.

SECTION 18.2      INFORMAL DISPUTE RESOLUTION

         The Parties may, by mutual agreement, attempt to resolve their dispute informally in the following manner:

         (a) Either party will submit the dispute to one (1) of their respective executives who has been chosen by that party to attempt to resolve such dispute, who will meet as often as the parties reasonably deem necessary to gather and analyze any information relevant to the resolution of the dispute. The applicable executives will negotiate in good faith in an effort to resolve the dispute.

         (b) During the course of negotiations, all reasonable requests made by one party to the other for non-privileged information, reasonably related to the dispute, will be honored in order that each of the parties may be fully advised of the other's position.

         (c) Proposals and information exchanged during the informal proceedings described in this Section between the parties will be privileged, confidential and without prejudice to a party's legal position in any formal proceedings. All such proposals and information, as well as any conduct during such proceedings, will be considered settlement discussions and proposals, and will be inadmissible in any subsequent proceedings.

SECTION 18.3      ARBITRATION

         (a) Except as set forth in clause (b) below, any controversy or claim arising out of or relating to this Master Agreement, or any alleged breach hereof, including any controversy regarding the arbitrability of any dispute, will be settled at the request of either party by binding arbitration in Dallas, Texas, before and in accordance with the then existing Commercial Arbitration Rules of the American Arbitration Association (the "Rules"). In any dispute in which the amount in controversy is less than Two Hundred Fifty Thousand Dollars ($250,000), there will be one (1) arbitrator agreed to by the parties or, if the parties are unable to agree within fifteen (15) days after demand for arbitration is made, selected in accordance with the Rules. In all other cases there will be three (3) arbitrators, one (1) of whom will be selected by Zale within fifteen (15) days after demand for arbitration is made, one (1) of whom will be selected by ACS within fifteen (15) days after demand for arbitration is made, and one (1) of whom will be selected by the two party-appointed arbitrators within fifteen (15) days after their selection. If one or

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

more arbitrator(s) is not selected within the time period stated in the preceding sentence, such arbitrator(s) will be selected pursuant to the Rules. Any arbitrator(s) proposed by the American Arbitration Association will have at least five (5) years of experience in complex, commercial technology engagements in the area that is generally the same as the technology issue that is the subject of the dispute. Each party will pay its own attorneys' fees and one-half ( 1/2) of the other arbitration costs, subject to final apportionment by the arbitrators. The arbitrators will apply the law set forth in this Agreement to govern this Master Agreement and will have the power to award any remedy available at law or in equity; provided, however, that the arbitrators will have no power to amend this Master Agreement or any Schedule. Any award rendered pursuant to such arbitration will be final and binding on the parties, and judgment on such award may be entered in any court having jurisdiction thereof.

         (b) Notwithstanding clause (a) above, either party may request a court of competent jurisdiction to grant provisional injunctive relief to such party until an arbitrator can render an award on the matter in question and such award can be confirmed by a court having jurisdiction thereof.

SECTION 18.4      CONTINUED PERFORMANCE

         Both parties will continue performing their respective obligations and responsibilities under this Master Agreement while any dispute is being resolved in accordance with this Section, unless and until such obligations are terminated or expire in accordance with the provisions of this Master Agreement.

SECTION 18.5      APPLICABLE LAW

         All questions concerning the validity, interpretation and performance of this Master Agreement and will be governed by and decided in accordance with the laws of the State of Texas, without reference to any choice of law provisions.

SECTION 18.6      JURISDICTION AND VENUE

         The parties hereby submit and consent to the exclusive jurisdiction of any state or federal court located in Dallas, Texas, and irrevocably agree that all actions or proceedings relating to this Master Agreement, other than any action or proceeding required by this Section to be submitted to arbitration, will be litigated in such courts, and each of the parties waives any objection which it may have based on improper venue or forum non conveniens to the conduct of any such action or proceeding in such court.

SECTION 18.7      CHARGES AND COSTS

         In any legal action, the prevailing party will be entitled to recover, in addition to its damages (subject to limitations stated elsewhere in this Master Agreement), its reasonable attorneys' fees, expert witness fees, and other ordinary and necessary costs of litigation, as determined by the arbitrators or court. Such costs include, without limitation, costs of any legal proceedings brought to enforce a judgment or decree.

SECTION 18.8      EQUITABLE REMEDIES

         The Parties agree that in the event of any breach or threatened breach of any provision of this Master Agreement concerning (i) Confidential Information, (ii) intellectual property rights or (iii) other matters for which equitable rights may be granted, money damages would be an inadequate remedy. Accordingly, such provisions may be enforced by the preliminary or permanent, mandatory or prohibitory injunction or other order of a court of competent jurisdiction.


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SECTION 18.9      REMEDIES CUMULATIVE

         All remedies provided for in this Agreement shall be cumulative and in addition to and not in lieu of any other remedies available to either party at law, in equity or otherwise. The election by a party of any remedy provided for in this Agreement or otherwise available to such party shall not preclude such party from pursuing any other remedies available to such party at law, in equity, by contract or otherwise.


                           SECTION 19 -- MISCELLANEOUS

SECTION 19.1      BINDING NATURE AND ASSIGNMENT

         Neither party may assign any of its rights or obligations under this Master Agreement without the prior written consent of the other party, provided that such consent is not unreasonably withheld. No assignment by a party will relieve such party of its rights and obligations under this Master Agreement. Subject to the foregoing, this Master Agreement will be binding on the Parties and their respective successors and assigns.

SECTION 19.2      EXPENSES

         In this Master Agreement and each applicable Schedule, unless otherwise specifically provided, all costs and expenses (including the fees and disbursements of legal counsel) incurred in connection with this Master Agreement, and the completion of the transactions contemplated by this Master Agreement or the applicable Schedules will be paid by the party incurring such expenses.

SECTION 19.3      AMENDMENT AND WAIVER

         No supplement, modification, amendment or waiver of this Master Agreement or any Schedule will be binding unless executed in writing by the party against whom enforcement of such supplement, modification, amendment or waiver is sought. No waiver of any of the provisions of this Master Agreement or any Schedule will constitute a waiver of any other provision (whether or not similar) nor will such waiver constitute a continuing waiver unless otherwise expressly provided.

SECTION 19.4      FURTHER ASSURANCES; CONSENTS AND APPROVALS

         Each party will provide such further documents or instruments or perform such further acts as required by the other party as may be reasonably necessary or desirable to give effect to this Agreement and to carry out its provisions. Whenever this Master Agreement or any Schedule requires or contemplates any action, consent or approval, such party will act reasonably and in good faith and, unless the Agreement expressly allows exercise of a party's sole discretion, will not unreasonably withhold or delay such action, consent or approval.

SECTION 19.5      SEVERABILITY

         Any provision in this Master Agreement which is prohibited or unenforceable in any jurisdiction will, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions or affecting the validity or enforceability of such provision in any other jurisdiction, and such provision shall be deemed to be restated to reflect as nearly as possible the original intentions of the parties in accordance with applicable law.

SECTION 19.6      ENTIRE AGREEMENT

         This Master Agreement and each Schedule constitute the entire agreement between the parties pertaining to the subject matter hereof and supersede all prior and contemporaneous agreements, including the Prior Agreement, understandings, negotiations and discussions, whether oral or written, of the parties pertaining to the subject matter hereof.

SECTION 19.7      NOTICES

         Any notice, demand or other communication required or permitted to be given under this Master Agreement will be in writing and will be deemed delivered to a party (i) when delivered by hand or courier, (ii) when sent by confirmed facsimile with a copy sent by another means specified in this Section, or (iii) three (3) days after the date of mailing if mailed by United States certified mail, return receipt requested, postage prepaid, in each case to the address of such party set forth below (or at such other address as the party may from time to time specify by notice delivered in the foregoing manner):

         If to ACS, to:             President
                                    ACS Commercial Solutions, Inc.
                                    2828 North Haskell
                                    Dallas, TX 75204

         With a Copy to:            Legal Department
                                    ACS Commercial Solutions, Inc.
                                    2828 North Haskell
                                    Dallas, TX 75204

         If to Zale, to:            Chief Information Officer
                                    Zale Delaware, Inc.
                                    901 West Walnut Hill Lane
                                    Irving, TX 75038

         With a Copy to:            General Counsel
                                    Zale Delaware, Inc.
                                    901 West Walnut Hill Lane
                                    Irving, TX 75038

SECTION 19.8      SURVIVAL

         Any provision of this Master Agreement or of any Schedule which contemplates performance or observance subsequent to any termination or expiration of this Master Agreement, will survive expiration or termination of this Master Agreement. The obligations related to Confidential Information shall survive the expiration or termination of this Master Agreement for a period of twenty years.

SECTION 19.9      INDEPENDENT CONTRACTOR

         ACS will perform its obligations under this Master Agreement as an independent contractor of Zale. Nothing in this Agreement will be deemed to constitute ACS and Zale as partners, joint venturers, or principal and agent. ACS has no authority to represent Zale as to any matters, except as expressly authorized in this Master Agreement.

SECTION 19.10     NON-SOLICITATION

         During the Term and for one year thereafter, without the employing party's prior written consent, neither party nor any of its Affiliates shall actively solicit for employment any individual who is employed, or any individual who was employed by the other party or any of its Affiliates and who was in any way related to the provision of Services. Notwithstanding the above, ACS agrees that Zale may solicit and hire or otherwise engage upon the termination or expiration of the Agreement any employee that is primarily dedicated to the provision of the Services and agrees to cooperate with such efforts and agrees not to enforce any employment or non-competition agreement with such employee. Notwithstanding the above, neither the publication of classified advertisements in newspapers, periodicals, internet bulletin boards, nor other publications of general availability or circulation nor the consideration and hiring of persons responding to such advertisements shall be deemed a breach of this provision.

SECTION 19.11     THIRD PARTY BENEFICIARIES

         Nothing in this Master Agreement or in any Schedule, express or implied, is intended to confer rights, benefits, remedies, obligations or liabilities on any third party other than the parties or their respective successors or permitted assigns.

SECTION 19.12     COUNTERPARTS

         This Master Agreement and each Schedule may be executed in one or more counterparts, each of which will be deemed an original but all of which taken together will constitute one and the same instrument.

SECTION 19.13     CHANGE OF CIRCUMSTANCE

         Zale or ACS may request the other party to negotiate a change in the pricing structure based on changes to the party's business or external economic conditions. The other party shall reasonably consider such a request but shall be under no obligation to agree to such a change.

SECTION 19.14     ACKNOWLEDGEMENT

         The parties each acknowledge that the terms and conditions of this Agreement have been the subject of active and complete negotiations, and that such terms and conditions should not be construed in favor of or against any party by reason of the extent to which any party or its professional advisors participated in the preparation of this Agreement.


         IN WITNESS WHEREOF, the parties have executed this Master Agreement effective as of the Effective Date.

ACS COMMERCIAL SOLUTIONS, INC.              ZALE DELAWARE, INC.

By:      /s/ M.R. O'Hara                    By:    /s/ Sue E. Gove
         -----------------------------             -----------------------------
Name:    M.R. O'Hara                        Name:  Sue E. Gove
         -----------------------------             -----------------------------
Title:   SR V.P. & Sr. Managing Director    Title: EVP & COD
         -----------------------------             -----------------------------

                             SCHEDULE A -- SERVICES

                                       TO

              MASTER AGREEMENT FOR INFORMATION TECHNOLOGY SERVICES

                                     BETWEEN

                               ZALE DELAWARE, INC.

                                       AND

                         ACS COMMERCIAL SOLUTIONS, INC.




                                 AUGUST 1, 2005

                                TABLE OF CONTENTS

SECTION 1 -- MAINFRAME SERVICES................................................3
   Section 1.1       Mainframe Service Overview................................3
   Section 1.2       Supported Configurations..................................3
   Section 1.3       Tape Media System Upgrade.................................3
SECTION 2 -- MIDRANGE SERVICES.................................................3
   Section 2.1       Midrange Service Overview.................................3
   Section 2.2       Planned Upgrades..........................................4
   Section 2.3       Web Hosting Services......................................5
SECTION 3 -- OPERATIONS SUPPORT SERVICES.......................................6
   Section 3.1       Processing Facility.......................................6
   Section 3.2       Technology Refreshment....................................6
   Section 3.3       Standards and Procedures..................................7
   Section 3.4       Systems Management Disciplines............................8
   Section 3.5       Production Control........................................8
   Section 3.6       Release Management........................................9
   Section 3.7       Technical Support.........................................9
   Section 3.8       Data Management..........................................10
   Section 3.9       File Backup and Recovery Management......................10
   Section 3.10      Storage Management.......................................10
   Section 3.11      Systems Management.......................................11
   Section 3.12      Security Management......................................11
   Section 3.13      Performance Management...................................11
   Section 3.14      Change Control...........................................12
   Section 3.15      Incident Management/Problem Management...................13
   Section 3.16      Disaster Recovery Support................................14
   Section 3.17      Development Tools........................................15
   Section 3.18      Remote System Access.....................................15
   Section 3.19      Management Reporting.....................................15
   Section 3.20      Help Desk Support........................................15
SECTION 4 -- NETWORK MANAGEMENT SERVICES......................................15
   Section 4.1       LAN Services.............................................15
   Section 4.2       WAN Services.............................................16
   Section 4.3       Third Party Network Connectivity.........................16
   Section 4.4       Existing Zale Network....................................16
   Section 4.5       Transition Plan..........................................16
   Section 4.6       Network Management Services..............................17
   Section 4.7       Internet Access..........................................19
SECTION 5 -- TRANSITION SERVICES..............................................20
   Section 5.1       Transition Plan..........................................20
   Section 5.2       Roles and Responsibilities...............................20
   Section 5.3       Project Management.......................................21
   Section 5.4       Extension................................................21
SECTION 6 -- TERMINATION/EXPIRATION ASSISTANCE................................21
   Section 6.1       Termination Planning and Knowledge Transfer..............21

                         SECTION 1 -- MAINFRAME SERVICES

SECTION 1.1       MAINFRAME SERVICE OVERVIEW

         ACS will manage the mainframe systems at the ACS Facility to deliver the operational efficiency and business continuity required to meet Zale's business requirements. ACS will architect, engineer, implement and operate the agreed-to mainframe systems platforms that include, at a minimum, OS/390, z/OS (or its successors) and UNIX. Mainframe Services will be provided consistent with the Operations Support Services detailed in this Schedule A. Key aspects of mainframe operations support include production control, scheduling, console operations, change management, monitoring, problem management, notification and escalation procedures for all types of events. Services include delivery of tape, print or other output media support. Contingency resources will be available in response to all situations that might occur related to disruption of mainframe systems platforms, up to and including full-scale system recoveries. Appropriate procedures, policies and practices, consistent with this Schedule A, will be in place as of the Effective Date and are subject to annual review and enhancement by joint agreement.

SECTION 1.2       SUPPORTED CONFIGURATIONS

         For the first two years of the Agreement, ACS will, at Zale's request, continue to manage and support the current IBM 9672 mainframe configuration used for Zale processing, utilizing the OS/390 Release 2.10 operating system. Zale acknowledges that manufacturer support for this operating system will no longer be available after December 2005. Thereafter, ACS will manage and operate the current configuration on a best effort basis, but without obligation for those certain Service Levels and other performance requirements that are beyond its control due to discontinued support. ACS will resume full accountability for Service Levels upon upgrading the mainframe to a supported z/OS operating system platform, which is scheduled for the third year of the Agreement.

SECTION 1.3       TAPE MEDIA SYSTEM UPGRADE

         ACS will acquire, install, operate and maintain a Virtual Tape System
(VTS) to support Zale's tape storage requirements for the mainframe platforms. ACS will complete the acquisition, installation and migration from the existing tape silo technology to the VTS in accordance with the Transition Plan, or as otherwise agreed by the parties.


                         SECTION 2 -- MIDRANGE SERVICES

SECTION 2.1       MIDRANGE SERVICE OVERVIEW

         The term "midrange" as used in this Agreement refers to all non-mainframe server systems including but not limited to the IBM iSeries (AS/400), Intel-based Windows and NT processors, and UNIX processors. Midrange servers supported by ACS as of the Effective Date are defined in Schedule F. Midrange does not include platforms or systems primarily providing end-user desktop or remote services, printers, scanners, network equipment, multi-media support, or voice telephony systems.

         ACS will manage the midrange systems at the ACS Facility to deliver the operational efficiency and business continuity required to meet Zale's business requirements. ACS will architect, engineer, implement and operate the agreed-to midrange systems consistent with the Operations Support Services detailed in this Schedule A. Key aspects of midrange operations support include, where applicable, system administration, production control, scheduling, console operations, change management, monitoring, problem management, notification and escalation procedures for all types of events, tape and backup operations, and integration with distributed print services. Contingency resources will be available in response to all situations that might occur related to disruption of midrange systems, up to and including full-scale system recoveries. Appropriate procedures, policies and practices, consistent with this Schedule A, will be in place as of the Effective Date and are subject to annual review and enhancement by joint agreement.

SECTION 2.2       PLANNED UPGRADES

         As a part of the Transition Services defined in Schedule D, ACS will relocate Zale's current midrange processors and operations from Zale's headquarters data center in Irving, Texas to the ACS data center in Dallas, Texas, currently located at 2828 North Haskell Avenue, Dallas, Texas 75204.

          2.2.1 iSeries Processors -- ACS will relocate the four Zale iSeries processors to the ACS Dallas data center according to the Transition Plan. ACS will procure and install additional disk capacity on the iSeries with four terabytes of usable storage capacity to facilitate migration of the iSeries data from the Zale-owned EMC Storage System to local storage. Zale will continue to own the iSeries processors.

         2.2.2 Intel-Based Processors -- ACS will relocate Zale's Intel-based processors to the ACS Dallas data center according to the Transition Plan. As a part of the Transition Plan, ACS will provide 21 new Intel-based processors to facilitate partial consolidation of Zale's Intel-based environment into a lesser number of physical assets, and will retire Zale's Intel-based processors after consolidation in Schedule F-1. The relocation and consolidation effort are detailed in the Schedule D, Transition Services. Zale will continue to own the current Intel-based processors documented in Schedule F-3.

         2.2.3 UNIX Processors -- ACS will relocate Zale's Hewlett Packard UNIX (HP-UX) processors to the ACS Dallas data center according to the Transition Plan. As a part of the Transition Plan, ACS will provide 2 new HP-UX processors to facilitate consolidation of Zale's HP-UX environment into a lesser number of physical assets, and will retire up to 15 of Zale's HP-UX processors after consolidation. The relocation and consolidation effort are detailed in the Schedule D, Transition Services. Zale will continue to own the current HP-UX processors documented in Schedule F-3.

         2.2.4 Midrange Tape Storage -- ACS will provide tape library resources in its Dallas data center to provide the required media backup and restoration services to facilitate the new ACS assets and relocated Zale assets according to the Transition Plan. ACS will continue to support Zale's legacy tape storage technologies and media located at Zale's Irving data center until they are retired as a part of the Transition Plan.

         2.2.5 Midrange Disk Storage -- As a part of the Transition Plan, ACS will supplement Zale's current EMC storage capacity with an EMC Clariion that has a usable 4-terabyte storage array. The new storage capacity will be used to support transition storage requirements, can provide additional capacity for growth, and offers the potential for future consolidation and/or retirement of Zale's legacy storage devices.

SECTION 2.3       WEB HOSTING SERVICES

         Until migrated to a third party outsourcer, ACS will provide operational support services for Zale's web hosted applications and sites. Specific equipment used to support the web environment is identified in Schedule F3. In addition to those Operations Support Services defined in Section 3 of this Schedule A, ACS will perform the following specific web hosting services:

         (a) Backbone Access -- ACS will provide network access to the public Internet using its managed infrastructure, including access to redundant network links rated as DS3 or greater. To provide support for its web hosting and internet access services, Zale will have, at a minimum, access bandwidth on the ACS Backbone of 46.5 Mbps. This bandwidth will also provide Internet Access to other Zale systems and applications outside of the Web Hosting environment.

         (b) Help Desk Interface -- ACS will work with Zale Help Desk staff, Zale web development staff (as appropriate), and Zale management to resolve trouble tickets related to the web hosting environment. ACS will provide 2nd and 3rd level problem resolution (engineers on call 7x24), working with the Zale web development staff as required, to resolve operational, systems administration and network problems for the Zale web hosting environment.

         (c) Hardware Recovery -- ACS will work jointly with Zale to determine appropriate alarm thresholds and severity levels for all SNMP events and server events. ACS will resolve hardware problems, working with hardware vendors for resolution as necessary. During hardware outages or instability, ACS will closely monitor the web hosting systems and will confirm or initiate the appropriate failover and backup mechanisms to maintain system availability.

         (d) Reporting -- ACS will run and provide to Zale the system reports as generally described in Schedule C. Additionally, ACS will provide specific web performance reporting detailing network/server performance using WebTrends, availability, site visits/activity levels and capacity projections within the Web Services environment. Zale is responsible for producing any and all reports from the web server log.

         (e) Database Administration -- ACS will monitor the stability, integrity and performance of web hosting infrastructure and network databases (including log file utilization, data integrity, service availability, application databases, processor/memory utilization, monitoring of database size and available space, and replication) on a 7x24 basis. In support of the web applications, and as requested, ACS will provide up to 10 hours of physical database services per month.

         (f) System Engineering -- ACS will, on an ongoing basis, evaluate the design of the web hosting systems and will make recommendations to Zale as the systems evolve to ensure that the web hosting environment achieves and retains the characteristics of redundancy between shared servers, full mirroring or Raid Technology, caching hardware platform and a staging environment consistent with production servers. In support of the web applications, ACS will provide up to 20 hours of engineering services per month.

         (g) Software Responsibilities -- Zale shall be solely responsible for the operation of, and all changes to, Zale's web applications, as well as all creative content. Zale shall be solely responsible for staging and for loading all application and data content onto servers. ACS shall be responsible for installation and support of all environmental software.

         (h) Domain Management -- With regard to the provision of DNS services, ACS shall provide administrative services and Zale will be responsible for securing the domain name(s).



                    SECTION 3 -- OPERATIONS SUPPORT SERVICES

         ACS will provide the following services in support of Zale's mainframe and midrange operations.

SECTION 3.1       PROCESSING FACILITY

         Throughout the Term of the Agreement, ACS will maintain a "Class A" processing and support facility or facilities in the general Dallas/Ft. Worth area, currently located at 2828 North Haskell Avenue, Dallas, Texas 75204, from which Zale's operations support is to be provided. The facility or facilities shall include all appropriate physical and logical security, environmental controls and emergency facilities and resources.

         ACS may with Zale's approval, such approval not unreasonably withheld, relocate all or portions of Zale's processing Services to other ACS-managed data centers during the Term.

         Operations support facilities located at Zale's corporate offices used for network interfaces, backup functionality, ACS office space, and limited server hosting shall be utilized in a manner consistent with ACS and Zale facilities and shall be maintained in a clean and orderly fashion, with the normal facilities and cleaning services provided by Zale. This space, including secured facilities and uninterruptible power supplies where appropriate, will be available to ACS, for specific use to support Zale, without cost. ACS is responsible for oversight and support of such devoted resources as described below.

         The term "Class A" means a facility that was purposely built or purposely renovated for major computer processing. The facility must be acceptable under generally accepted commercial processing standards and corresponding audit standards. ACS agrees that the portion of its facility which is used to provide the Services will, at a minimum, meet the EDP Audit requirements of Zale internal and external auditors.

SECTION 3.2       TECHNOLOGY REFRESHMENT

         ACS will, both as an agent of Zale subject to funding by Zale for those technology elements owned by Zale, and on its own behalf as part of providing the Services, maintain all equipment, systems, facilities or other technology resources at reasonably-current technology levels. Under no circumstances shall ACS use equipment or software that poses clear risks to the stability of Zale's systems and formal notice under the provisions of the base Agreement must be provided should actions by Zale cause such a situation.

         In the initial year of the Agreement, ACS will provide the upgrades to Zale's information technology infrastructure that are described in Section 2.2 of this Schedule A. Subsequently, ACS' technology refreshment services will include: (i) upgrade to mainframe processor and z/OS operating system in Year 3 of the Agreement, provided that Zale continues to use its mainframe applications; (ii) upgrades to two HP UX processors four years after initial installation; (iii) upgrade to Zale's EMC 8730 storage device in Year 3 of the Agreement; and (iv) the ability for Zale to add, remove and upgrade various components of its technology infrastructure using the Additional Resource Charges (ARCs), Reduced Resource Charges (RRCs), and Hardware Provisioning Charges described in Schedule B.

         ACS will advise Zale of all hardware and software migration plans and related maintenance and upgrade activities. Zale may decline or defer the suggested maintenance or upgrade. Such decision must be provided in writing, and ACS will schedule notifications and reviews to allow adequate time for Zale consideration and response. Should Zale decline or defer the suggested maintenance or upgrade, ACS and Zale may temporarily redefine Service Levels to adjust ACS' responsibility for any performance failure that is directly and clearly caused by the declination or deferral, until such time as the maintenance or upgrade is completed.

         ACS will provide to Zale, and update from time to time, the minimum standards for hardware, software and peripherals required for ACS to manage Zale-owned assets in the ACS leveraged environment. Standards will include the requirements for minimal functionality required by ACS personnel operating in a remote Services environment, and by way of example will include, but not be limited to, redundant network interfaces, redundant power supplies, backup and remote management software, monitoring agents, security agents, scheduling software, and minimum storage requirements. Required standards may differ by manufacturer due to differences in their standards for delivery.

SECTION 3.3       STANDARDS AND PROCEDURES

         No later than 180 days after the Effective Date, ACS will develop and publish formal operations standards and procedures documents covering all aspects of operations, documentation, process and contingency procedures related to Zale's operations. The effort will include periodic training for appropriate Zale staff and ongoing update provisions. Zale reserves the right to access and inspect these procedures as part of its audit process.

         3.3.1. Participation In The Maintenance, Documentation, and Use Of Published Standards. Zale requires that all activities within the IT area, including all activities and services provided by ACS, are subject to formally documented and approved technical standards. ACS agrees that it will participate in the update and maintenance of the Zale/ACS technical standards document to be used, as amended and published no more often than annually, unless required by law or regulations throughout the life of this Agreement.

         3.3.2. Zale Approval Of Standards. Zale retains the right to approve all technical standards that impact its business and/or services being provided. Proposed additions or changes to the published standards will be subject to Zale review and the joint change control process to ensure awareness and acceptance of the standards. Zale approval will not be unreasonably withheld.

         3.3.3. Consistency With Zale Policies & Guidelines. The joint Zale/ACS technical standards will, in all respects, be consistent with Zale architectural standards and Zale policies & guidelines as issued in writing from time to time. ACS will ensure that all additions/changes are consistent with the other standards sources and will periodically review the documents to ensure they are mutually compatible. Discrepancies or instances that ACS believes require costs not contemplated by this Agreement are to be reported to Zale management and entered into the problem management process for resolution.

         3.3.4 The parties will review (and if necessary, ACS will revise) such documents and standards annually.

SECTION 3.4       SYSTEMS MANAGEMENT DISCIPLINES

         ACS will, for the duration of the Agreement, maintain a set of formal system management disciplines to ensure the effective and correct application of technology to providing the Zale operations and support services. ACS will maintain formal management disciplines minimally in each of the following areas as applied both in the mainframe and midrange environments:

   i.    Configuration Management
  ii.    Capacity Management
 iii.    Change and Release Management
  iv.    Problem and Incident Management
   v.    Continuity Management
  vi.    Service Level Management
 vii.    Availability Management
viii.    Service Delivery Management
         a.  Systems Administration
         b.  Network & telecommunications
         c.  Data & database administration
         d.  Technology planning & evaluation
         e.  Methods and procedures
         f.  Project management & control

         ACS, if requested by Zale with not less than 15 days advance notice, will provide access on an annual basis for Zale or its designated non-ACS Competitor representative to independently review and assess the status and application of each of the formal disciplines. ACS agrees that it will take corrective actions as mutually agreed in any management discipline area found to be below general industry standards after the review and assessment described herein.

SECTION 3.5       PRODUCTION CONTROL

         With respect to mainframe and midrange systems, ACS will provide and operate the agreed-upon tools, procedures and systems to facilitate the effective production processing design, planning and routine scheduling for Zale processing. Zale processing is to include a mix of standing schedules, event-driven or special processing, user requests, demand production processing, systems management related processing (backups, maintenance, etc.) and test/development processing - all subject to priorities as defined by Zale. To achieve this production control, ACS is to maintain a combination of dedicated and shared resources devoted to the proper scheduling of Zale processing for the mainframe and/or midrange systems under ACS control. Support is to be available on a 24x7x365 basis. ACS shall provide the following scheduling and production control services:

    i. Maintain accurate descriptions, dependencies, and problem histories for production workloads
   ii.  Prepare daily processing schedule and queues
  iii.  Schedule and coordinate inter-system/platform data transfers
   iv.  Review batch processing results
    v. Perform problem management, problem analysis, reschedules and work-arounds
   vi.  Attend daily post and pre processing meetings, as required
  vii.  Review future batch schedules
 viii.  Implement permanent/temporary schedule changes
   ix.  Handle on-request/demand jobs
    x. Restart jobs in accordance with operational procedures and within specified/established windows and timeframes

   xi. Maintain an emergency contact list and escalation procedures to resolve abnormal terminations in a timely manner to ensure Service Levels and deadlines are met
  xii.  Monitor prime time batch; identify schedule improvement opportunities
 xiii.  Provide 24x7 coverage
  xiv.  Provide backup training to contingency production control resources
   xv. Create components of, and participate in, disaster recovery planning/testing
  xvi.  Support system software upgrade efforts
 xvii.  Support internal/external audits
xviii.  Create/maintain recovery/restart documentation
  xix.  Create/modify/maintain production procedures
   xx.  Assure standards
   xxi. Participate, as appropriate, in Zale's Change Control procedures including acceptance testing
  xxii. Support application teams to install new/changed/upgraded applications xxiii. Schedule backups with application teams
  xxiv. Perform library management, change promotion, change back-out xxv. Report applications system performance, problems and improvement opportunities
  xxvi. ACS, as part of routine operations activity, will identify system and/or process/procedure changes and improvement opportunities identified through ongoing analysis of existing production operations processes. ACS will identify these opportunities to Zale management on a regular basis and will escalate situations where it believes valuable opportunities are being delayed or ignored.


SECTION 3.6       RELEASE MANAGEMENT

         ACS is responsible for the receipt, validation per agreed-to standards, planning/scheduling, execution, and back-out/reversal for the promotion of all Zale and/or ACS initiated changes into the production systems environment (but not between stages of the development process). ACS will provide appropriate approval, staging, monitoring, reporting, notification and migration processes, consistent with Zale's approved system tools and procedures to accomplish such promotions.

SECTION 3.7       TECHNICAL SUPPORT

         ACS will to provide both primary and backup resources to perform the technical support roles for the mainframe and midrange environments. Technical support is to include facility, hardware and environmental software installation, routine maintenance, support, monitoring, problem management, problem determination, analysis and resolution, planning and coordination with other areas as required. ACS resources will demonstrate proficiency in the areas of operating systems, subsystems, databases, telecommunications and all related environmental software, with access to other disciplines pre-established in case of need.

         ACS shall provide the technical support required to support the mainframe and midrange systems, including:

   i. System programming, system administration, architecture, engineering, support and maintenance
  ii.   Performance reporting, enhancement and tuning
 iii.   Capacity planning
  iv.   Problem and incident management
   v.   Storage management
  vi.   Configuration management;

 vii.   System consulting
viii. Conducting technology changes, exchanges, ACS presentations, and client training
  ix.   Assistance with Applications Software testing and problem resolution
   x. Technical support resources are to schedule and meet with Zale at least quarterly for planning and coordination purposes.
  xi. Testing and installation of operating system patches, security updates, service packs, and general upgrades as required
 xii. Monitor the mainframe and midrange systems for systems and subsystems tuning, workload balancing, resource allocation, and capacity distribution
xiii. Coordination with third party Software and Equipment maintenance providers

         ACS will participate in the Zale planning process conducted each year to update the 3 year master plan. ACS will provide planning input through active participation in the process and will provide operations related data as appropriate to support/aid the planning process.

SECTION 3.8       DATA MANAGEMENT

         ACS is to provide skilled staff to provide data and database management and all related skills. Coverage is to include operating systems, database subsystems and third-party data management tools. Routine and day-to-day database and server operational and contingency/integrity support is to be included as well as planning, maintenance and resource management initiatives. ACS database resources will provide physical database consulting, analysis, and design review services to Zale application development teams to coordinate and improve the use of data resources. Provision of these services is not intended to include provision of dedicated database resources, nor to provide support for logical database design or procedures.

SECTION 3.9       FILE BACKUP AND RECOVERY MANAGEMENT

         ACS will provide all technical and operational tools, resources and procedures to properly perform data and system backup and recovery processes, whether initiated by ACS or by Zale application systems. Frequency of backups will be determined by Zale's backup and retention policies and procedures. ACS and Zale application responsibilities for scheduling/performing backups will be mutually agreed by the parties. Recovery capabilities must support selective recovery of Zale data. Backup data (including both application and system data) is to be maintained both onsite and offsite in conjunction with both incident/error recovery and the disaster recovery program as described in Schedule G. Backup procedures are to include support for backup of all system, library and related data as well as Zale business data files and databases. Development and test data and libraries are to be included as agreed with Zale management at implementation and periodically thereafter. Except as intentionally scheduled by Zale or as dictated by volume, backups should not affect or impact resource availability for production processing. Processing costs for application data backup are to be borne by Zale. Costs for system and environmental backups are to be borne by ACS.

SECTION 3.10      STORAGE MANAGEMENT

         ACS shall implement storage management processes, which include processes for monitoring and efficient use of DASD space, tape libraries, media temporary failures, restoration of damaged or inaccessible data (unless such restoration is impossible), maintenance of backup facilities and periodic updates to storage management parameters. ACS will assist in the formulation and implementation of policies, procedures, tools and reporting programs to improve the effectiveness of the storage resources. ACS will work actively to assist Zale in the identification of storage consolidation opportunities as well as the reduction of storage media costs.

         ACS shall review standard error recording data for the occurrence of temporary errors to enable ACS to correct recoverable mainframe and midrange System problems before such errors become permanent. Performance data for monitoring these systems shall be inspected by ACS for performance bottlenecks related to data storage. Corrective action, such as moving databases or adding caching, shall be taken by ACS in order to meet the applicable Service Levels. ACS shall maintain and enhance the storage environment as necessary to meet agreed upon Service Levels. ACS shall leverage new technology where possible to increase storage capacity and management efficiency.

SECTION 3.11      SYSTEMS MANAGEMENT

         ACS will provide agreed-to levels of systems management resources to support the mainframe and midrange environments. Responsibilities of the system management resources shall include general, systems software and hardware planning, all aspects of system measurement and reporting and performance reporting. As required, responsibilities will include library/directory definition, procedures and management to properly support all operational, test, development and production migrations.

SECTION 3.12      SECURITY MANAGEMENT

         ACS will provide and maintain secure physical and data environments. Zale is responsible for developing and maintaining IT security policies for its corporation and providing copies to ACS from time to time, but no less than annually, as they are updated for integration into the Services. ACS shall review and execute each security policy upon its receipt thereof, and shall adhere to such policy until such time as it is superseded by a revised policy. Zale, after approval, will compensate ACS for additional reasonable resources, expenses or Services required to expand, enhance and implement the policies over time. ACS will administer the policies and develop procedures, with Zale's assistance, to manage, report, track, and audit the security measures adopted by ACS to implement Zale's information security policy.

         ACS shall be responsible for physical security at all of its locations providing Services to Zale. ACS shall comply with the security requirements and procedures within the Zale managed facilities, and Zale shall manage IT security policies and procedures to enable ACS personnel reasonable access to perform the Services.

         Mainframe data shall be protected by a series of complementary software security features including, but not necessarily limited to, ACF2 or its equivalent, password protection for all systems and significant audit trails for all systems access. Midrange data is protected by complementary software features and procedures, including software provided by Zale as defined in Section F-4. ACS is responsible for the staffing and provision of all such security mechanisms, including security administration except as assumed in writing by Zale. At a minimum Zale security administration duties include internal application security logic.

         Zale and ACS shall implement a common Syslog Server to record, archive and allow analysis of server log files. The Syslog Server shall use industry standard software and procedures. Zale will designate the server hardware from its excess inventory as it is made available during the Transition Plan.

SECTION 3.13      PERFORMANCE MANAGEMENT

         To manage the mainframe and midrange server performance, ACS shall maintain and enhance a continuous process improvement model that includes:

    i. Monitoring usage of CPUs, disks and networks, and forecasting the various workloads and identifying the optimum configuration to support future demand

   ii.  Performance reporting and analysis of system components

  iii. Factoring new workload projections and equipment needs into long-term acquisition plans

   iv. Determining floor space and environmental requirements, following Change Management processes, acquiring new equipment and achieving the assigned objectives for implemented improvements

    v. Working with Zale to set performance expectations in accordance with the Service Levels

   vi. Working with Zale to implement mainframe and midrange systems and Application improvements

  vii. As mutually agreed by the parties, maintain historical database of statistics that will provide the ability to produce reports based on past usage and trends

SECTION 3.14      CHANGE CONTROL

         Zale and ACS will implement a common change control process from policy development through routine procedure as described herein (the "System Change Management Process"). ACS and Zale agree that they will utilize the common System Change Management Process for all Services.

         3.14.1 ACS shall be responsible for managing and implementing changes to the systems according to its documented ACS Change Management Process, as updated from time to time and communicated to Zale. ACS and Zale shall mutually agree to reasonably modify said process to effectively interface with the Zale Change Management procedures used by Zale's application development personnel. ACS shall coordinate changes to all systems affected by changes to ACS-managed systems. All changes shall be made in accordance with the System Change Management Process. The System Change Management Process shall be implemented in a manner that minimizes business disruption, and shall include changes to individual systems and the co-ordination of changes across systems comprising an end-to-end solution.

         3.14.2 ACS will provide, for common use, its on-line change management system and procedures. This system will be available to both Zale and ACS staff through their normal system access procedures, i.e. no special equipment. Once the system and procedures are accepted by Zale, ACS will operate and maintain them as production systems.

         3.14.3 ACS will routinely work with development projects to ensure each aspect of its Services is represented in the formative stages of new systems. ACS will report any concerns it may identify relating to actual or potential negative impact on production stability or performance to Zale management. ACS will work with Zale to track and forecast the implications of expected changes in business activity levels so as to protect the operational stability of the systems and Services it provides.

         3.14.4 ACS shall be responsible for migrating Software components from the development environments to the production environments in a controlled manner and in accordance with System Change Management Process. Applications and/or system Software shall be built in a secured development environment and, as applicable, duplicate copies of the original programmed code (the "Source Code") and the code that has been compiled into machine-executable form (the "Object Code") shall be stored outside of the production environment in a designated secure environment. Zale and ACS shall ensure the process is developed in such a way as to reasonably ensure adequate and auditable source control, including integration of Zale's third party source management application. Once the Software promotion package is properly built, ACS shall ensure approvals are received prior to installing the Software in the secure production environment. Subsequently, ACS shall perform minor trouble-shooting and identify problems with internal procedures as required.

         3.14.5 ACS shall work with Zale application developers to bring Applications under the System Change Management Process. ACS will work with developers on a regular basis to ensure that Software is handed over pursuant to the System Change Management Process and in adherence to standardized policies and procedures; work with audit to ensure that Applications and the System Change Management Process is compliant; maintain documentation, policies and procedures current as it relates directly to the System Change Management Process and Data Centers in general; assist Zale in affecting an efficient workflow through the systems, ensuring that priorities are observed and deadlines are met within the Data Centers; and ensure that all relevant System Change Management Process documentation is completed/updated on an ongoing basis.

         3.14.6 For changes initiated by ACS for Zale, ACS shall provide a change notification to Zale as soon as possible, according to the System Change Management Process, in advance of any planned changes or scheduled outages; provide a plan to reverse changes where necessary; and use commercially reasonable efforts to ensure that all such changes are problem-free and that the continuity of operations of affected systems is maintained.

         3.14.7 In the event that either ACS or Zale determines the need to implement a change into the production environment after the regularly scheduled weekly Change Management meeting and before the next regularly scheduled Change Management meeting, the change will be deemed an emergency change. Emergency changes will adhere to all the requirements of a regular change, and in addition will require approval by ACS and Zale executives who have been delegated responsibility for approving emergency changes.

SECTION 3.15      INCIDENT MANAGEMENT/PROBLEM MANAGEMENT

         3.15.1 ACS shall provide incident and problem management services in relation to the Services as set forth herein. Problems received by the ACS Help Desk shall be logged and tracked using ACS' problem management application. Each problem will be routed to the break/fix agency most likely to resolve the problem in the shortest length of time. The tasks specific to ACS are identified below:

                  (a) Identify and define the incident/problem and the business impact to Zale;

                  (b) isolate the problem source or failing systems components;

                  (c) develop bypass or recovery steps to restore the Services as soon as possible and to prevent a recurrence;

                  (d) ensure the proper problem escalation process is in place to achieve the Service Levels;

                  (e) escalate serious problems and problems not resolved in accordance with applicable Escalation Procedures;

                  (f) implement work-around, resolution, and obtain End-User verification before problem closure;

                  (g) continually improve the problem management procedures, as measured by its contribution to improved information technology Service delivery;

                  (h) provide timely, accurate and effective status updates to End-Users as required by Zale;

                  (i) work jointly with Zale and any applicable third-party vendors to conduct root cause analyses and review high-impact problems to identify preventative measures, assess risk and bring closure;

                  (j) develop problem management reports to ensure preventative measures are implemented and maintained;

                  (k)      produce Service Level performance reports;

                  (l) identify significant service delivery gaps and future problem prevention measures;

                  (m) For incidents designed highest severity ("SEV1"), provide root cause analysis on identified problems within five (5) business days; and

                  (n) analyze problem data and produce trend, exception and forecast reports.

         3.15.2 Zale and ACS will use the common incident management, tracking and reporting process in place as of the Effective Date. ACS shall base its Services on the ACS incident management process, as updated from time to time and communicated to Zale, which shall be reasonably and mutually modified to effectively interface with Zale's incident management procedures. ACS will make available a comprehensive incident and problem management system that can be operated from all points of access within the Zale network. The system must be capable of supporting all problem reporting within the entire information system functions at Zale and ACS location(s) that support Zale. ACS and Zale agree that they will utilize the common problem management system and associated procedures for all service areas. If Zale requests, ACS will work with Zale to develop and implement automated interfaces between the ACS problem management application and with the Zale problem management application(s); such effort to be at Zale expense.

         3.15.3 ACS will with Zale jointly maintain a set of published procedures for the identification, logging, tracking and reporting of problems and their resolution. The design of the processes will be as mutually agreed.

SECTION 3.16      DISASTER RECOVERY SUPPORT

         ACS will provide Disaster Recovery Services as described in Schedule G. ACS will work with Zale as required to develop, maintain and physically test, on a predetermined annual schedule, a disaster recovery plan to restore the operating environment in the event of a prolonged outage at any Zale or ACS Facility where ACS provides processing Services to Zale. The scope of each test will be mutually agreed.

In support of this disaster recovery support, ACS will provide media backup and off-site storage of Zale's backup files per mutually agreed-upon procedures and schedules.

SECTION 3.17      DEVELOPMENT TOOLS

         ACS will install, maintain and operate the development tools, languages, testing aids or similar software as requested by Zale and as defined in Schedule F-5. ACS will maintain the development tools at latest release levels, unless otherwise agreed by Zale. Additional or enhanced tools will be at Zale's expense to buy and operate.

SECTION 3.18      REMOTE SYSTEM ACCESS

         ACS will supply its standard support tools and software, which shall provide generally accepted industry standard functionality, as required to provide authorized Zale users with secure, remote access to Zale systems and data, while reasonably adhering to Zale's published security policies.

SECTION 3.19      MANAGEMENT REPORTING

         ACS shall provide regular, planned communication with Zale management, including a monthly executive performance review meeting, status reports and Service Level reports. At a minimum ACS will host a Daily Operational Review meeting to review and report on all aspects of the daily delivery of services, and a Monthly Performance Review meeting to review ACS' performance of the preceding month.ACS will provide performance data in an electronic form. Reports and reporting schedules are identified in Schedule C.

SECTION 3.20      HELP DESK SUPPORT

         ACS will provide second tier support to Zale's common help desk function. ACS will respond to escalated problems reported to the common help desk and will maintain problem reporting/tracking updates using the ACS problem management system. ACS will provide access for designated Zale employees to its tracking system for research and reporting.


                    SECTION 4 -- NETWORK MANAGEMENT SERVICES

         The business objective of this service category is to provide Zale with consistently efficient network and voice support through the use of proven Network Management methodologies and procedures. While financial responsibility for various components of the existing network are distributed between Zale and ACS, ACS will support, manage and maintain the network. ACS will provide, support and manage the connectivity between the Zale General Office in Irving Texas and the ACS data center in Dallas, Texas.

SECTION 4.1       LAN SERVICES

         The scope of the Local Area Network (LAN), for service purposes, includes all data communications services within a specific location, including all equipment and services whether dedicated or switched. ACS currently manages individual LANs for Zale in four (4) locations including Zale's General Offices and Pagoda Distribution Center, both in Irving Texas, the Peoples Distribution Center in Toronto, Ontario, and a private network for the Zale Web environment that is managed by ACS.

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


SECTION 4.2       WAN SERVICES

         The scope of the Wide Area Network (WAN), for service purposes, includes all data communications services between any two premises, including all intermediate equipment, services and intermediate premises (e.g. ACS Facility to the Zale General Office), whether dedicated or switched. Except as noted, ACS' service responsibility in this area extends from CSU/DSU to CSU/DSU (modem to modem) except that multiplexers, routers and terminal/communications controllers located immediately behind the CSU/DSU units at any Zale Facility are included. As of the Effective Date, ACS manages WAN connectivity between:

    o    ACS' facilities and the Zale General Offices in Irving
    o Zale's General Office and its Distribution Center, two remote Distribution Centers, and those stores with frame relay connectivity

         In addition, ACS has the ability to expand WAN services domestically and internationally, should Zale request those services during the Term.

SECTION 4.3       THIRD PARTY NETWORK CONNECTIVITY

         Zale frequently requires access to networks that are typically owned and controlled by a third party. Zale has connectivity to a number of other such networks to support third party payments, store connectivity, site-to-site connectivity, application interfaces, and other services and business requirements as defined by Zale. For service purposes, ACS supports the data communication interfaces only as direct connectivity from the Zale-defined network (whether LAN or WAN) to the third party's equipment provided for such purpose. ACS will also, as required, implement necessary network security processes with Zale approval to prevent such third party networks from gaining inappropriate access to the Zale network.

SECTION 4.4       EXISTING ZALE NETWORK

         For service purposes, ACS supports the data operations, engineering and WAN services that are in place as of the Effective Date at the Zale General Offices, the ACS data center, and certain remote locations. ACS maintains detailed documentation and diagrams of the Zale Networks that are supported by ACS. This documentation is updated as a part of change control and is made available to Zale management as requested. Schedule F-4 lists network resources managed by ACS for Zale as of the Effective Date, including equipment, circuits, and other significant hardware. The Schedule includes information on financial responsibility, asset location, and management responsibility. The Schedule will be updated periodically during the Term to document changes in the Zale network, financial responsibility, and management responsibilities. Zale also retains records of equipment, circuits, and other network resources for which it retains management or financial responsibility, and will share with ACS such information as needed to effectively deliver the Services within the Service Levels.

SECTION 4.5      TRANSITION PLAN

         As a part of the Transition Services defined in Schedule D, ACS will provide a number of enhancements to the Zale LAN and WAN networks to facilitate the migration of the midrange environment to its Dallas data center. These enhancements include:

         1) Provisioning two additional full DS3 (45 Mbps bandwidth) circuits between the ACS facilities and the Zale General Office to facilitate the relocation of Zale midrange servers to the ACS Dallas data center and to provide increased throughput for ongoing operations. These circuits may be configured as Metro point-to-point circuits or as part of a SONET fiber ring with provides much greater growth capacity.

         2) ACS, at its expense, will provide and implement a number of hardware enhancements in its Dallas data center to facilitate expansion of the LAN required to support the transitioned server assets. There enhancements include high volume, redundant content switches for load balancing, firewall enhancements, and the routers, switches and other infrastructure build-out required to support the additional bandwidth between the sites.

         3) As a part of the Transition Plan, certain network assets owned and maintained Zale are designated to be relocated to the Dallas data center, redeployed to alternate use within the Zale network, or decommissioned and returned to Zale for final disposition. ACS will furnish detailed schedules and diagrams of planned changes for Zale review and approval, such approval not unreasonably withheld.

SECTION 4.6       NETWORK MANAGEMENT SERVICES

         ACS will provide the data network and services as described herein as part of the base network services charge defined in Schedule B. As changes are implemented at Zale's discretion, Zale will pay as defined in Schedule B or as mutually agreed for incremental agreed to, network services and charges and, correspondingly, ACS will credit Zale for any reduction in network services and charges. The Network Management Services to be provided throughout the term include:

         4.6.1 Data Network Design and Implementation -- ACS, subject to Zale approval, is to provide the ongoing assessment, design and enhancement of Zale's data network. Zale may require changes to the data network as it serves ongoing business requirements. ACS will incorporate the necessary changes consistent both with short-term requirements and, wherever possible, with a longer-term data communications strategy. ACS will conduct network design reviews at least annually and will provide Zale with review results and recommended changes to the network and or communications strategy in writing.

         4.6.2 Network Operations -- ACS, in conjunction with Zale's telecommunications vendor(s), will provide, through 7x24x365 monitoring, network problem recognition, tracking, resolution and reporting.

         4.6.3 Tools and Facilities -- ACS will provide the appropriate resources, documentation, reports, tools, procedures and management methodologies to administer, comprehensively manage, monitor and reliably support the Zale network, or other third party providers supporting the Zale network. ACS will provide, as reasonably requested by Zale, current network diagrams of all network facilities under management by ACS.

         4.6.4 Network Performance Management and Reporting -- ACS will monitor, forecast, tune and report to Zale management network operational and cost performance. ACS will identify, notify Zale and take corrective action as agreed in response to any performance situation that may degrade business operation. Additionally, ACS will provide, at least quarterly, electronic and paper copies of an updated WAN diagram. Zale and ACS will review and initial the diagram that will thereafter take precedence over the previous network description.

         4.6.5 Network Asset Ownership -- From time to time, Zale may request ACS to purchase or otherwise assume, at mutually agreed prices and fee adjustments, some or all of the wide area network equipment then owned or leased by Zale. All other acquisitions required to support the network will be made by ACS with the costs incorporated in charges made to Zale for new or expanded services that require the equipment. Zale will continue to own voice communications equipment from the digital switch inward.

         4.6.6 Network Capacity Management. -- ACS will monitor and project network utilization, as well as work with Zale to identify changes in business activity that may impact the data network so as to ensure adequate capacity to meet business needs while controlling costs.

         4.6.7 Network Backup Provisions -- ACS will provide backup provisions consisting of either standby dedicated capacity via alternate routing or high performance switched circuit backup such that there are no single points of failure in the Zale Wide Area Network, except as specifically agreed by Zale. In conjunction with Zale and consistent with Schedule G -- Disaster Recovery Services, ACS will test designated backup provisions for network components as reasonably requested.

         4.6.8 Selection of Providers -- Zale retains the right to direct that ACS acquire data telecommunications network services from Zale's vendor of choice to satisfy minimum procurement agreements that Zale may have or will enter into, however Zale will be responsible for incremental costs associated with such directive, providing that ACS demonstrates it would incur lower charges from an alternative major carrier (top five by network services-related revenue). ACS will not commit or utilize Zale data network expenditures to meet its own third party purchase or procurement level agreements without written permission of Zale.

         4.6.9 Network Administration/Accounting -- ACS will provide the necessary skills and resources to support asset/contract/lease administration, utilizing procedures and mechanisms acceptable to Zale. ACS is to provide the necessary administrative and clerical support to provide proper processing of billing and related paperwork for the entire Zale wide area network. Activities include all processing, review and approval processes leading to payment of actual charges. ACS will conduct periodic (at least twice per year) assessments/audits of bills to ensure proper charges are being paid and will provide written results to Zale. Zale expects to also audit the bill payment process on a random basis, and ACS will cooperate with any such audits. After second year, ACS may reasonably charge for its direct cost of participation in such audits beyond two audits per year, except as may be warranted by documented deficiencies in immediately prior audits.

         4.6.10 Problem and change management systems -- In performing all of the activities in the data and voice network area, ACS will utilize the common problem tracking/management and change control systems provided by ACS for common use in all areas.

         4.6.11 Network Vulnerability Assessment and Intrusion Detection -- ACS shall provide a quarterly vulnerability assessment and analysis report of the Zale network according to the parameters mutually established as of the Effective Date through its third party partner Critical Watch (or other comparable third party if the parties agree). ACS shall provide and operate a Cisco Intrusion Detection System ("IDS") device in the Zale local and wide area network, and provide standard weekly summary reports to Zale.


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

SECTION 4.7       INTERNET ACCESS

         ACS will provide the internet access services to Zale based on the following requirements:

         4.7.1 SMTP Mail Service -- ACS will provide SMTP mail service between Zale and the public Internet. This service will leverage hardware managed by ACS to accept and deliver mail from the Internet destined for Zale users and to accept and deliver mail from Zale users destined for the Internet. ACS will forward mail to the Internet for delivery. ACS will as requested implement SPAM control software and hardware, as provided by Zale.

         4.7.2 Internet Maintenance Window -- Zale will accept a maintenance window for the server and Internet infrastructure each Sunday morning between the hours of 1:00 AM and 5:00 AM EST or as agreed by both parties. Use of the window requires prior notice and agreement by Zale, which will not be unreasonably withheld. No optional maintenance will be scheduled during a Zale Freeze Period.

         4.7.3 Internet Connectivity Provision -- ACS will provide high speed access between the Zale General Office and the ACS data center to utilize the ACS firewall for access to the Internet. The additional bandwidth proposed in Section 4.5.1 is sized to provide sufficient capacity with redundant connectivity based on the utilization levels as of the Effective Date. ACS will provide network access to the Internet using its managed infrastructure, including access to redundant shared network links rated as DS3 or greater. To provide support for its web hosting and Internet access services, Zale will have, at a minimum, Internet access bandwidth of 46.5 Mbps for Web Hosting Services. The cost of this bandwidth is included as part of Network Management Services in Schedule B.

         4.7.4 Internet Content Responsibility -- ACS will manage and maintain devices, including proxy servers, to filter Internet content. Zale will retain the right to establish, and change from time to time, settings and parameters to enforce its content filtering policies. ACS is not responsible for filtering what may be deemed "inappropriate" or "objectionable" content from the Internet. ACS will, as requested, implement Web Content management software and hardware, as provided by Zale.

         4.7.5 Inter-company Mail Gateway -- Zale will maintain a standard SMTP gateway for the purpose of exchanging mail between the Zale and the ACS mail handling systems.

         4.7.6 Internet Compliance -- Zale will comply with established etiquette with regard to activities that may jeopardize ACS' ability to maintain its Internet connectivity to its service provider. Spamming or indiscriminate unsolicited bulk mail is specifically forbidden, however, targeted email advertising campaigns are not forbidden.

         4.7.7 DNS Administration -- ACS will not be responsible for, and will not initiate administrative or ownership registration updates for any Zale owned web domains. ACS is named and is responsible as the technical contact with Network Solutions and UUNET, with associated rights and privileges for the Zale owned domains. Additionally, ACS is responsible for DNS server maintenance or other deployment activities required for access to Zale domains. Zale retains ownership, administrative and financial responsibility for the domains and will work with registration authorities as required to maintain and update the domains.

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

         4.7.8 Security -- ACS will provide network security to and from the Internet. This service includes firewall and intrusion detection services, not less than those defined in the ACS IT Security Policies, for existing Internet access maintained by ACS. ACS will notify Zale in writing within five business days of any changes to the ACS IT Security Policy that have a material effect on Zale operations. Joint ACS and Zale approval is required to modify the established security provisions, except in cases of immediate threat to the environment. ACS may temporarily modify, but not lessen, security rules and provisions to address such a threat.

         4.7.9 System Monitoring -- ACS will provide and utilize monitoring tools, such as Candle Command Center, that routinely test the system for availability and will generate a notification to ACS and Zale of any failures or exceptions.


                        SECTION 5 -- TRANSITION SERVICES

SECTION 5.1       TRANSITION PLAN

         ACS and Zale will execute a first year plan ("Transition Plan") that transitions hardware, software, network resources, enterprise equipment, personnel, financial responsibilities and processes to a new operating model. Schedule D to the Agreement details the Transition Services and provides the Transition Plan, to be managed by ACS. In this plan, the following will be accomplished:

         1) ACS will acquire, build out and upgrade Zale's data communications network to support relocation of most of Zale's midrange processing environment to the ACS data center in Dallas.

         2) ACS will, in a phased approach, and with Zale's cooperation and support, relocate Zale's midrange processing environment from Zale's Systems & Network Command Center ("SNCC") located on the premises of Zale's General Office to the ACS data center in Dallas using proven methodologies and tools, while maintaining a highly available operating environment. As a part of the Transition Plan, ACS will acquire selected Zale assets as a part of technology refreshment for key assets (defined in Schedule F-1). ACS will also acquire, install, and maintain significant new assets including UNIX processors, Intel-based processors and storage systems, for technology upgrade and capacity expansion. Finally, ACS will migrate certain processing functions, such as backups and tape media, to existing leveraged ACS assets.

         3) Transition ACS staff responsibilities during the Transition Period to the ACS leveraged personnel model, which includes 7x24 hour support and global resource utilization.

SECTION 5.2       ROLES AND RESPONSIBILITIES

          Each Party will have specific responsibilities required for timely completion of the Transition Plan. These responsibilities will be defined as an initial planning responsibility for both parties, and will be mutually agreed. Such responsibilities will include, but not be limited to, coordination of Zale application development resources and schedules with Plan milestones, transfer of assets and information required for completion of the phased migration, coordination with ACS for transfer of software licenses and third party agreements, testing and acceptance of each new environment as transition milestones are reached, review and approval of the environment design for performance, security, integration with applications and third party interfaces, and final approval and oversight of the Transition Plan.

SECTION 5.3       PROJECT MANAGEMENT

         ACS will use proven project management resources and methodologies to define, manage, control, track and report on Transition Services responsibilities and accomplishments. ACS, with Zale's review and approval, will define and document activities, milestones and quality metrics to be performed as a part of the Transition Plan. To the extent that there is a conflict between the Transition Plan and other schedules, the provisions of the Transition Plan will control. ACS will use best efforts to comply with the transition schedule, as dictated by changing business requirements of both Zale and ACS.

SECTION 5.4       EXTENSION

         If Zale requires a significant extension of the Transition Plan schedule due to the failure of Zale to fulfill its responsibilities under the Transition Plan or for other business reasons not related to the Transition itself, any reasonable, documented, incremental out-of-pocket costs incurred by ACS (including allocable salaries and travel expenses) will be reimbursed by Zale. If the extension is due to the activities of both ACS and Zale's failure to fulfill its responsibilities under the Transition Plan, the parties will share the collective reasonable, documented, incremental out-of-pocket costs (including allocable salaries and travel expenses) in proportion to their responsibility for the delay.


                 SECTION 6 -- TERMINATION/EXPIRATION ASSISTANCE

SECTION 6.1       TERMINATION PLANNING AND KNOWLEDGE TRANSFER

         Upon termination or expiration of this Agreement, ACS agrees that certain activities will be required to return control of the Zale owned portions of its technology resource to Zale or its designee. Subject to the terms of
Section 17 of the Agreement, ACS will participate in good faith to successfully complete the necessary activities for the transition back to Zale or its designee, including, but not limited to, the following:

1.       Planning
              a. Provide requested information regarding processes/systems (information for new providers)
              b. Participate in transition planning (including development of a plan)

2.       Data Transfer
              a.  Establish agreed data transfer approach and mechanisms
              b.  Define specific handover events and schedule
              c.  Coordinate handover activities

3.       Knowledge Transfer

              a. Inventory special knowledge areas (areas include DBA, DASD administration, report distribution, software administration, tape management, etc.)
              b.  Review and comment on proposed procedures as requested
              c.  Identify any special methods and procedures used to support
                  Zale
              d. Survey for undocumented / unpublished Zale operations / support information (survey of all ACS staff on the account and written results of the survey)
              e. Provide monitoring mechanism for new provider (console/remote access, etc.)
              f.  Participate in knowledge transfer sessions

4.       Validation & Testing
              a.  Review and comment on all materials provided
              b.  Identify any possible problems or oversights
              c.  Participate in test planning and design
              d.  Participate in scheduled testing and follow-up activities

5.       Hardware Asset Rationalization
              a. Complete hardware inventory ACS/Zale (listing of hardware owned by Zale/ACS/Third Party)
              b.  Conduct lease review
              c.  Identify any transfer / acquisition of hardware as appropriate
              d.  Review maintenance agreements and identify any issues

6.       Hardware De-Installation
              a.  Develop and obtain agreement on schedule
              b.  Identify contingency plan and costs for delays

7.       Intellectual Property
              a. Identify software modules, plans, schedules, proprietary documentation, etc. to be returned to each Party
              b. Develop transfer logistics, including any requirements for licensing, sub-licensing or assignment, and any conclusions to such transfer requirements

8.       Premises
              a. Identify and complete the physical clean-up of designated items
              b.  Conduct advance completion of non-time sensitive tasks
              c.  Schedule and conduct final clean-up

9.       Billing & Administration
              a.  Identify any special contractual obligations
              b.  Prepare ACS billing projections up to actual turnover
              c.  Agree to late billing process for delayed items
              d.  Prepare and submit final bill

10.      Conclusion of Relationship
              a. Define process for ACS/Zale turnover of responsibilities and resources

                              SCHEDULE B -- PRICING

                                       TO

              MASTER AGREEMENT FOR INFORMATION TECHNOLOGY SERVICES

                                     BETWEEN

                               ZALE DELAWARE, INC.

                                       AND

                         ACS COMMERCIAL SOLUTIONS, INC.




                                 AUGUST 1, 2005

                                TABLE OF CONTENTS

SECTION 1 -- MAINFRAME CHARGES.................................................3
   Section 1.1       CPU Charges...............................................3
   Section 1.2       DASD Charges..............................................3
   Section 1.3       Tape Mount and Storage Charges............................3
   Section 1.4       Virtual Tape System (VTS) Charges.........................3
SECTION 2 -- MIDRANGE CHARGES..................................................4
   Section 2.1       Total Midrange Charges....................................4
   Section 2.2       Web Hosting Charges.......................................4
SECTION 3 -- NETWORK MANAGEMENT CHARGES........................................4
SECTION 4 -- DISASTER RECOVERY CHARGES.........................................5
SECTION 5 -- TRANSITION SERVICES CHARGES.......................................5
SECTION 6 -- ADDITIONAL RESOURCE CHARGES (ARCS) AND REDUCED RESOURCE CHARGES
             (RRCS)............................................................5
SECTION 7 -- HARDWARE PROVISIONING CHARGES.....................................5
   Section 7.1       Intel-Based Processors....................................6
   Section 7.2       HP-UX Processors..........................................6
   Section 7.3       Sun Utility Model.........................................6
SECTION 8 -- PRINT CHARGES.....................................................7
SECTION 9 -- SERVICE LEVEL CREDITS.............................................7
SECTION 10 -- ADDITIONAL SERVICES..............................................7
SECTION 11 -- ACQUISITION OF ZALE ASSETS.......................................8
SECTION 12 -- TERMINATION FOR CONVENIENCE FEES.................................8

                         SECTION 1 -- MAINFRAME CHARGES

SECTION 1.1       CPU CHARGES

         The unit of billing for CPU resources will be an IBM 3090-200 equivalent CPU hour. Beginning on the Effective Date, Zale will be billed monthly for CPU resources actually consumed at a rate of $66 per IBM 3090-200 CPU hour for the first two years of the Agreement, increasing to $125 per hour upon ACS' completion of the mainframe upgrade planned after year two of the Agreement. Zale will be billed for all TCB and SRB CPU time consumed by Zale test or production processing tasks, including all Zale batch jobs, data file backups, TSO sessions, on-line subsystems including CICS, IMS and DB2, and all other Zale-specific processing. Zale will not be billed for CPU resources consumed by the MVS operating system, including the JES2 and VTAM subsystems, nor for the CPU resource consumed by operating system maintenance tasks, service level reporting, system performance monitoring external to Zale's application subsystems, or for CPU resources consumed by ACS' Zale billing system. The mainframe charges for CPU, DASD, Tape and VTS will be itemized in conjunction with each monthly invoice, with detailed job information provided on a monthly CD-ROM for Zale's further review.

                                             MONTHLY CPU CHARGES
                    ------------------------------------------------------------------
                    Months     Months   Months    Months   Months    Months    Months
                    1 - 12    12 - 24   24 - 36   36 - 48  48 - 60   60 - 72   72 - 84
                    ------     ------   ------    ------   ------    ------    ------
  CPU Rate/Hour       $66        $66      $125      $125     $125      $125      $125


SECTION 1.2       DASD CHARGES

         The unit of billing for DASD is an allocated gigabyte (GB) of storage capacity. The monthly unit cost per GB is $38 and the unit of allocation is the DASD spindle. Zale will be charged for all test or production (non-system related) DASD space which is allocated to Zale or which is dedicated to Zale's use (by Zale request or application/application processing requirement) and unavailable for re-allocation to ACS for other purposes.

                                              MONTHLY DASD CHARGES
                    ------------------------------------------------------------------
                    Months    Months   Months    Months    Months    Months   Months
                    1 - 12   12 - 24   24 - 36   36 - 48   48 - 60   60 - 72  72 - 84
                    ------    ------   ------    ------    ------    ------   ------
  DASD Rate/GB        $38       $38       $38       $38       $38       $38      $38


SECTION 1.3       TAPE MOUNT AND STORAGE CHARGES

         Tape Charges are determined by the number of monthly mounts and slots. The monthly unit charge for both mounts and slots will be $0.60. This charge will apply to both cartridge and reel tapes. System maintenance and support mounts initiated by ACS are not chargeable.

SECTION 1.4       VIRTUAL TAPE SYSTEM (VTS) CHARGES

         ACS will install a new Virtual Tape System during the first year of the Agreement, as described in Schedule D -- Transition Services. The objective is to convert existing tape storage media to the VTS, effectively replacing the above Tape Mount and Storage Charges. Although used primarily for storage of mainframe data, the VTS supports some midrange requirements. The monthly unit charge for the VTS will be $1.00 per logical volume, which is defined as the equivalent of a 36-track tape. The total VTS volumes documented at the time of the Effective Date are approximately 20,000.

                          SECTION 2 -- MIDRANGE CHARGES

         Beginning on the Effective Date and continuing throughout the term of the Agreement, Zale will pay ACS a monthly fee for the Midrange Services defined in Schedule A, including the following processing platforms:

o        iSeries
o        Intel-Based Processors
o        Unix Processors
o        Midrange Tape and Disk Storage
o        Web Hosting Services
o        Midrange equipment upgrades detailed in Schedules A and D.

SECTION 2.1       TOTAL MIDRANGE CHARGES

         The complete monthly charges for all of the midrange services itemized above are as follows:

                                                         MONTHLY MIDRANGE CHARGES
                           ----------------------------------------------------------------------------------------
                            Months         Months       Months       Months       Months       Months       Months
                            1 - 12        12 - 24       24 - 36      36 - 48      48 - 60      60 - 72      72 - 84
                           --------       --------     --------     --------     --------     --------     --------
  Price per month          $256,513       $254,428     $254,022     $246,901     $241,048     $245,708     $229,458


SECTION 2.2       WEB HOSTING CHARGES

         Included in the above Total Midrange Charges is the monthly charge for the Web Hosting services detailed in Schedule A, which will be $32,375.


                     SECTION 3 -- NETWORK MANAGEMENT CHARGES

         Beginning on the Effective Date and continuing throughout the term of the Agreement, Zale will pay a monthly fee for the design, acquisition, implementation and management of the Network Management Services detailed in Schedule A, including the following:

o        WAN Services
o        LAN Services
o        Third-Party Network Connectivity
o        Internet Access
o        Network upgrade functions detailed in Schedules A and D

         The monthly charges for Network Management are as follows:

                                                       MONTHLY NETWORK MANAGEMENT CHARGES
                           -----------------------------------------------------------------------------------------
                            Months         Months       Months       Months       Months       Months       Months
                            1 - 12        12 - 24       24 - 36      36 - 48      48 - 60      60 - 72      72 - 84
                           --------        --------     --------     --------     --------     --------     --------
  Price per month          $127,212*       $125,051     $116,959     $115,461     $115,228     $111,873     $111,095

     *Additional one-time charge of $4,780 planned for August 2005.

                     SECTION 4 -- DISASTER RECOVERY CHARGES

         Beginning on the Effective Date and continuing throughout the term of the Agreement, Zale will pay a monthly fee of $21,177 for the Disaster Recovery Support detailed in Schedules A and G.


                    SECTION 5 -- TRANSITION SERVICES CHARGES

         Beginning on the Effective Date and continuing throughout the term of the Agreement, Zale will pay the following monthly fees for the Transition Services detailed in Schedule D.

                                                      MONTHLY TRANSITION SERVICES CHARGES
                            ---------------------------------------------------------------------------------------
                            Months         Months       Months       Months       Months       Months       Months
                            1 - 12        12 - 24       24 - 36      36 - 48      48 - 60      60 - 72      72 - 84
                            ------         ------       ------       ------       ------       ------       -------
  Price per month           $2,503         $2,503       $2,503       $2,503       $2,503       $2,301       $2,301


      SECTION 6 -- ADDITIONAL RESOURCE CHARGES (ARCS) AND REDUCED RESOURCE
                                 CHARGES (RRCS)

         Beginning on the Effective Date and continuing throughout the term of the Agreement, Zale has the ability, as approved by Zale in writing, to scale its use of the Services 25 percent above or 25 percent below the Baseline Resource Units shown in the following chart. For Resource Units of service above the Baseline (an ARC), the ARC/RRC Rate in the following chart will be added to Zale's monthly charges. For services below the Baseline (a RRC), the ARC/RRC Rate will be deducted from Zale's monthly charges. Upon reaching a resource utilization level that is 25 percent above or 25 percent below the Baseline in any given month, a new Baseline will be established and the Charges for those Resource Units will be adjusted accordingly.

                                              MONTHLY ARC/RRC CHARGES
-------------------------------------------------------------------------------------------------------------------
        RESOURCE UNITS                 BASELINE UNITS               ACS SERVICES             ARC/RRC RATE PER UNIT
        --------------                 --------------               ------------             ---------------------


Wintel Logical Server Image            155 - 190              Services and utilities only        $462 per month
UNIX Logical Server Image                 24                  Services and utilities only       $1,177 per month
iSeries Logical Server Image               4                  Services and utilities only       $2,149 per month
Midrange SAN Storage GBs                20,000                Services and utilities only      $1.50 GB per month


                   SECTION 7 -- HARDWARE PROVISIONING CHARGES

         Beginning on the Effective Date and continuing throughout the term of the Agreement, Zale will be able to purchase and use the following types of hardware through ACS at the monthly rates indicated below. These rates will be evaluated for potential adjustment, as described in Section 5.4 of the Agreement.

         The charges for the Intel-based processors are based on three years of usage, and the charges for the HP-UX processors are based on four years of usage. The charges for any processor used beyond the projected usage periods will be recalculated based on the current value of the asset and the extended maintenance requirements of the manufacturer.

         At any time during the Term that a hardware asset procured exclusively for Zale is scheduled for refreshment or replacement, Zale will have the first right of refusal to acquire the asset from ACS at ACS' net book value, provided that Zale (i) declines the refreshment or replacement of the asset acquired and continues to receive the Services associated with that asset, or (ii) declines the refreshment or replacement of the asset acquired and eliminates the Services associated with that asset (invoking a RRC).

SECTION 7.1       INTEL-BASED PROCESSORS

                                                                                                 MONTHLY CHARGE
      SIZE        CONFIGURATION                                                                     36 MONTHS
      ----        -------------                                                                  --------------
      Low         HP DL380 | 1WAY | 1GB | 3-10/100 | 1 GigE | 2 HBA | 2x72GB | 3YR 24x7x4             $136
      Med         HP DL380 | 2WAY | 2GB | 3-10/100 | 1 GigE | 2 HBA | 2x72GB | 3YR 24x7x4             $300
      High        HP DL580 | 4WAY | 4GB | 3-10/100 | 1 GigE | 2 HBA | 4x72GB | 3YR 24x7x4            $1,003


SECTION 7.2       HP-UX PROCESSORS

                                                                                                  MONTHLY CHARGE
SIZE            CONFIGURATION                                                                        48 MONTHS
----            -------------                                                                     --------------
     Low        HP rp3410 | 2WAY (800MHz) | 4GB | 1GigE | 2x10/100 | 2x36GB | 3YR 24x7x4               $439
     Med        HP rp4440 | 4WAY (PA8800) | 8GB | 2FC | 1GigE | 2x10/100 | 2x36GB | 3YR 24x7x4        $2,446
     High       HP rp7420 | 8WAY (PA8800) | 16GB | 2FC | 1GigE | 3x10/100 | 2x36GB | 3YR 24x7x4       $3,985

SECTION 7.3       SUN UTILITY MODEL

ITEM                QTY   MODEL TYPE / CONFIGURATION                                UNIT RATE    MONTHLY CHARGE
----                ---   --------------------------                                ---------    --------------

HDS TIER 1           1    Per GB of storage in 1 TB increments* (mirrored)            1.80           1,507.98
HDS TIER 2           1    Per GB of storage in 1 TB increments (mirrored)             1.15              841.72
SHADOW IMAGE         1    Per GB of Storage in 1 TB Increments                        0.15              150.77
TRUECOPY             1    Per GB of Storage in 1 TB Increments                        0.15              150.77
BROCADE 12000        2    Switch Port                                                 53.01             106.01
BROCADE 3900         2    Switch Port                                                 43.07               86.13
MCDATA 6140          2    Switch Port                                                 55.21             110.43
V120                 1    V120 | 1CPU 650 MHz | 1 GB                                 152.15             152.15
V210 LOW             1    1 CPU | GHz | 1GB                                          171.78             171.78
V210 HIGH            1    V200 | 2CPU 1000MHz                                        265.03             265.03
V240 LOW             1    2 CPU 1GHz | 4GB | 2 additional HD                         342.33             342.33
V240 HIGH            1    2 CPU 1GHz | 4GB | 2 FC HBA                                425.77             425.77
V440 LOW             1    4 CPU 1.062GHz | 8GB | 1 x1034, | 2 additional HD          596.32             596.32
V440 HIGH            1    4 CPU 1.062GHz | 8GB | 2 FC HBA and | 1 x1034              706.75             706.75
V490 LOW             1    2 CPU 1.05GHz | 8GB | 2x73GB HD | 2xFC HBA | 2 x4444A     1,288.34         1,288.34
V490 HIGH            1    4 CPU 1.05GHz | 16GB | 2x73GB HD | 2 FC HBA | 2 x4444A    2,269.94         2,269.94
V890 LOW             1    6 CPU 1.2GHz | 24GB | 6x73GB HD | 2xFC HBA | 1 x4444A     4,601.23         4,601.23
V890 HIGH            1    8 CPU 1.2GHz | 32GB | 6x73GB HD | 2xFC HBA | 1 x4444A     5,153.37         5,153.37
V2900 LOW            1    8 CPU 1.2GHz | 32GB | 2x73GB | 2xFC HBA | 2 x4444A        7,484.66         7,484.66
V2900 HIGH           1    12 CPU 1.2GHz | 48GB | 2x73GB HD | 2xFC HBA | 2 x4444A    8,282.21         8,282.21
V4900 AND ABOVE      1    4 CPUs 1.2GHz per board 16GB                              1,656.44         1,656.44
F15K                 1    4x8 CPU 15K 1.2GHz | 1xFC HBA | x1034 | x2222A            1,159.51         1,159.51

                           SECTION 8 -- PRINT CHARGES

         Beginning on the Effective Date and continuing throughout the term of the Agreement, Zale will pay the following fees for print services performed each month. ACS will provide print services from its print facility in Dallas, which will be staffed for operations on a 24x7 basis for demand printing by Zale.

         ACS will manage delivery of completed print by third party courier service back to the Zale General Office for subsequent internal distribution by Zale employees. Zale will agree to a fixed delivery schedule and will reimburse ACS for all courier charges at cost plus a 5 percent administration fee. Zale may modify the delivery schedule, or request additional ad hoc or scheduled deliveries, by requesting such deliveries through the established change control process.


                                               MONTHLY PRINT CHARGES
                         ----------------------------------------------------------------


                         SIMPLEX
                         Rate per image                                   $0.0460

                         DUPLEX
                         Rate per image                                   $0.0340

                         MICROFICHE
                         Originals                                        $0.970
                         Duplicates                                       $0.100

                       SECTION 9 -- SERVICE LEVEL CREDITS

         As described in Schedule C, failure by ACS to meet the Critical Service Levels will result in payment of Service Level Credits to Zale. The agreed Critical Service Levels, measurement processes and calculations for amounts payable to Zale are documented in Schedule C.


                        SECTION 10 -- ADDITIONAL SERVICES

         ACS will provide services beyond those identified in the Agreement by using its own staff or mutually agreed subcontractors for the hourly rates listed below. The rates are subject to Cost of Living Adjustments (COLA) beginning in the second year of the Agreement. The rates for additional services will be included in the Benchmarking process described in Section 5.4 of the Agreement.

                                                               HOURLY NEAR-SHORE     HOURLY OFF-SHORE
VENDOR JOB TITLE / LABOR CATEGORY      HOURLY ON-SITE RATES          RATES                 RATES
---------------------------------      --------------------    -----------------     ----------------

Applications Programmer                $              78.54    $          74.61         $     39.27

Business Analyst                       $              64.68    $          61.45                   NA

Communications Hardware Specialist     $              60.06    $          57.06                   NA

Communications Network Specialist      $              60.06    $          57.06         $      30.03

Communications Software Specialist     $              60.06    $          57.06         $      30.03

Computer Systems Analyst               $              55.44    $          52.67         $      27.72

Database Administrator (DBA)           $              87.78    $          83.39         $      43.89

Database Analyst                       $              73.92    $          70.22         $      36.96

Documentation Specialist               $              60.06    $          57.06         $      30.03

Information Systems Engineer           $              55.44    $          52.67         $      27.72

Network Design Engineer                $              69.30    $          65.84         $      34.65

Project Manager                        $              78.54    $          74.61                   NA

Quality Assurance Engineer             $              60.06    $          57.06         $      30.03

Security Systems Engineer              $              60.06    $          57.06         $      30.03

Software Engineer                      $              69.30    $          65.84         $      34.65

Software Systems Specialist            $              69.30    $          65.84         $      34.65

Storage Operations Specialist          $              60.06    $          57.06         $      30.03

Storage Management Engineer            $              60.06    $          57.06         $      30.03

System Administrator/Operator          $              46.20    $          43.89         $      23.10

System Programmer                      $              69.30    $          65.84         $      34.65

Systems Engineer                       $              73.92    $          70.22         $      36.96

Tape Librarian                         $              41.58    $          39.50                   NA

Technical Architect                    $              78.54    $          74.61         $      39.27

Training Specialist                    $              55.44    $          52.67         $      27.72


                    SECTION 11 -- ACQUISITION OF ZALE ASSETS

         Upon the Effective Date, ACS will make a one-time payment to Zale of $600,000 to acquire the Zale assets identified in Schedule F-1.


                 SECTION 12 -- TERMINATION FOR CONVENIENCE FEES

         Upon termination of this Agreement for convenience in accordance with the provisions of Section 17 of this Agreement, Zale shall pay to ACS the following amounts:

         o All charges for Services accrued through the termination date less any Service Level Credits due Zale;
         o All termination related charges and services described in Section 17 of this Agreement, including equipment, leases, licenses or other discontinuation or redeployment costs;
         o A Termination for Convenience Fee indicated below, which will be prorated over the Term to determine the actual amount payable by Zale in the month of termination:

             o  End of Contract Month 12 -- $4,000,000
             o  End of Contract Month 24 -- $3,500,000
             o  End of Contract Month 36 -- $3,000,000
             o  End of Contract Month 48 -- $2,500,000

             o  End of Contract Month 60 -- $2,000,000
             o  End of Contract Month 72 -- $1,500,000
             o  End of Contract Month 84 -- 0

         Upon Termination for Convenience, Zale may exercise any or all of the options below that are applicable to paying or offsetting the Termination for Convenience Fee:

         o Upon Termination for Convenience in Month 37 or later, payment of the Termination for Convenience Fee entitles Zale to assume ownership of or lease obligations for all named assets procured exclusively for Zale in the first year of the Agreement, as defined in Schedule D, provided that Zale pays any taxes and any fees imposed by the manufacturer for the ongoing licensing, use and maintenance of the assets.

         o Upon Termination for Convenience at any time during the Term, Zale may purchase from ACS at net book value any named assets that ACS has acquired exclusively for Zale, as defined in Schedule D and in Schedule A, Section 3.2, and the dollar amount Zale pays to purchase the assets will reduce (dollar for dollar) the amount payable by Zale as a Termination for Convenience Fee. The applicable Wintel assets are projected to be depreciated over 48 months and the HP-UX assets are projected to be leased on a 48 month term. All purchases are subject to payment by Zale of any taxes and any fees imposed by the manufacturer for the ongoing licensing, use and maintenance of the assets.

         o Upon Termination for Convenience at any time during the Term, ACS will, as requested by Zale, use commercially reasonable efforts to broker the sale of any named assets acquired exclusively for Zale, as defined in Schedule D and in Schedule A, Section 3.2, and the dollar amount of the proceeds minus a five percent brokerage fee will reduce (dollar for dollar) the amount payable by Zale as a Termination for Convenience Fee.

         o Upon Termination for Convenience at any time during the Term, ACS will, as requested by Zale, use commercially reasonable efforts to redeploy within ACS any named assets acquired exclusively for Zale, as defined in Schedule D and in Schedule A, Section 3.2, and the net book value of the redeployed assets will reduce (dollar for dollar) the amount payable by Zale as a Termination for Convenience Fee.

                     SCHEDULE C -- SERVICE LEVEL AGREEMENTS

                                       TO

              MASTER AGREEMENT FOR INFORMATION TECHNOLOGY SERVICES

                                     BETWEEN

                               ZALE DELAWARE, INC.

                                       AND

                         ACS COMMERCIAL SOLUTIONS, INC.




                                 AUGUST 1, 2005

                                TABLE OF CONTENTS


SECTION 1 -- SERVICE LEVEL DEFINITIONS AND GOVERNANCE POLICIES....................................................3
   Section 1.1       Definitions..................................................................................3
   Section 1.2       General Policies.............................................................................4
   Section 1.3       Critical Service Levels......................................................................4
   Section 1.4       Service Level Credits........................................................................6
SECTION 2 -- CRITICAL SERVICE LEVELS AND MEASUREMENTS.............................................................7
   Section 2.1       System Availability Per Scheduled Hours......................................................7
   Section 2.2       Critical Report Availability................................................................10
   Section 2.3       Batch Processing Completion.................................................................11
   Section 2.4       Emergency File & Database Restorations......................................................11
   Section 2.5       Availability of Wide Area Network And Internet Access.......................................11
   Section 2.6       Web Hosting Availability....................................................................12
   Section 2.7       Planning, Management and Administration Deliverables........................................12
   Section 2.8       Notifications and Alerts....................................................................12
   Section 2.9       Security and Regulatory Compliance..........................................................12
SECTION 3 -- SUMMARY OF SERVICE LEVELS, ALLOCATIONS AND MEASUREMENTS.............................................13

         SECTION 1 -- SERVICE LEVEL DEFINITIONS AND GOVERNANCE POLICIES

         Services will be provided against established measures of expected performance in accordance with the following definitions and policies.

SECTION 1.1       DEFINITIONS

         (a) "At-Risk Amounts" -- shall mean, for any given month during the Term, five percent (5%) of the Charges payable by Zale to ACS during such given month (other than any Pass-Through Expenses).

         (b) "Availability" -- shall mean the Actual Uptime expressed as a percentage of the Scheduled Uptime for the particular Services (i.e., Availability % = ((Actual Uptime)/(Scheduled Uptime)) x
                  100).

         (c) "Critical Services" -- Critical Services are those specific Services identified by Zale as being subject to Service Level measurement including, but not limited to, mainframe, server and network availability, batch job completion, report delivery, database restorations, and other delivery functions as mutually agreed by the parties.

         (d) "Critical Service Levels" -- shall mean those performance standards described in Section 1.3.

         (e) "Expected Service Levels" -- shall mean those Service Levels designated as "Expected Service Levels" in Section 2 with respect to each Critical Service Level.

         (f) "Elapsed Times" -- shall mean the hours for response/repair Service Levels within Zale's business hours except where specifically stated to be continuous hours.

         (g) "Region" -- For Service Level purposes, the term Region also includes started tasks.

         (h) "Required Service Levels" -- shall mean those Service Levels designated as "Required Service Levels" in Section 2 with respect to each Critical Service Level.

         (i) "Required Service Level Default" -- shall have the meaning set forth in Section 1.4.

         (j) "Rolling Six Month Period" -- shall have the meaning set forth in Section 1.4.

         (k) "Service Level" -- shall mean the performance standards set forth in this Schedule, including Critical Service Levels, Expected Service Levels, Required Service Levels and Key Measurements.

         (l)      "Service Level Credit" -- shall have the meaning set forth in
                  Section 1.4.

         (m) "Service Level Credit Allocation" -- shall have the meaning set forth in Section 1.4.

SECTION 1.2       GENERAL POLICIES

         (a) Portability -- Service Levels, unless modified in this Schedule, follow a Zale application system when and if it changes technology platforms, subject to Section 1.3.3 "Initial Period" below.

         (b) Calculations -- Monthly calculations are based on calendar month.

         (c) Application Standards -- Zale will maintain its application systems consistent with Zale standards for system maintenance, change, and change management. Zale believes that its standards are consistent with the ACS production classification and will not unreasonably modify its standards in a manner that would be less compatible with ACS standards.

         (d) Recalls -- For all types of user service calls, a recall required to complete/repair an incomplete or incorrect/partial fix is to be considered a re-opening of the ticket with previously Elapsed Times being included in time measurements for service level purposes.

SECTION 1.3       CRITICAL SERVICE LEVELS

         1.3.1 A Required Service Level and an Expected Service Level are associated with each Critical Service. ACS shall perform the Services in accordance with each Expected Service Level. In the event that ACS fails to achieve a Required Service Level in any given month, ACS shall pay Zale a Service Level Credit calculated in accordance with Section 1.4. The Required Service Levels and Expected Service Levels associated with each Critical Service Level are set forth in Section 2.

         1.3.2 Additions, Modifications and Deletions of Critical Service Levels -- Zale may add, modify or delete Critical Service Levels as follows

                  a. Additions -- Zale may add Critical Service Levels by sending notice to ACS at least sixty (60) days prior to the date that such additions to Critical Service Levels are to be effective, provided that Zale may send such a notice (which notice may contain multiple changes) not more than once each calendar quarter. The sum total of the Service Level Credit Allocations percentages for new and existing Critical Service Levels identified in Section 2 will be adjusted as necessary to equal 100%. The Parties shall agree upon the Expected Service Level and the Required Service Level for each Critical Service Level. In the event that the Parties are unable to reach agreement upon such Service Levels, such Service Levels shall be established in one of the following ways:

                      Where at least four (4) months of service measurements exist for the Service that is being provided by ACS, the Parties agree that the Service Levels shall be established as follows:

                      o The Expected Service Level will be set at the average of the two highest monthly measures.

                      o The Required Service Level will be set to the average of the three lowest monthly measures.

                      Where no measurements exist for a particular Service, the Parties shall attempt to agree on an Expected Service Level using industry standard measures or third party advisory services (e.g., Gartner Group, META Group). If the parties are unable to agree on an Expected Service Level the approach used to develop an Expected Service Level and a Required Service Level for a new Critical Service Level will be as follows:

                      o ACS will implement and report on the actual performance of ACS as to the new Critical Service Level for four (4) months on a monthly basis.
                      o The Expected Service Level will be set at the average of the two highest monthly measures.
                      o The Required Service Level will be set to the average of the three lowest monthly measures.

                  b. Deletions -- Zale may delete Critical Service Levels by sending notice to ACS at least sixty (60) days prior to the date that such deletions to Critical Service Levels are to be effective, provided that Zale may send such a notice (which notice may contain multiple changes) not more than once each calendar quarter.

                  c. Modifications -- Zale may modify the Service Level Credit Allocations for any Critical Service Levels by sending notice to ACS at least sixty (60) days prior to the date that such modifications to the Service Level Credit Allocations are to be effective, provided that Zale may send such a notice (which notice may contain multiple changes) not more than once each calendar quarter. The Parties shall agree upon the Expected Service Level and the Required Service Level for each modification proposed. The sum total of the Service Level Credit Allocations percentages for all Critical Service Levels identified in
                      Section 2 will be adjusted as necessary to equal 100%.

         1.3.3 Initial Period -- During the first 60 days of ACS responsibility for a Service Level (or for the same period following the installation of a new or replacement application system), any Service Level defaults that repeatedly occur and can not be cured by joint ACS/Zale actions will be subject to joint good faith efforts to correct problem(s) or to reset the expected Service Level(s). The first quarterly and annual report production deadlines are subject to this provision.

         1.3.4 Environment Changes -- When new systems or Region structures occur, the default service levels apply until and unless this
                  Schedule is modified. For convenience, only exceptions to default values are shown in tables within Section 2.

         1.3.5 Specific Corrective Actions -- Each Default of a Required Service Level, as defined in Section 1.4 of this Schedule, requires that ACS provide, at Zale's request, a written assessment of how the service level was missed and what corrective or preventative action has been/will be (with completion date) taken to prevent additional defaults.

         1.3.6 Equipment Ownership -- For any computing or communications equipment which Zale owns, the service level exemptions described below will apply. Equipment failures will effectively "stop the clock" for related service levels until the equipment has been repaired/replaced and any related restoration activities are complete. This exemption is subject to the following restrictions:

                  a. No maintenance or support violations on ACS' part in the prior 120 days
                  b. Technical support and environmental software problems are not included
                  c. Proper maintenance schedules using authorized technicians have been followed by ACS
                  d. Instances involving operator negligence are excluded
                  e. No environmental problems in any related ACS equipment area have occurred in the prior 180 days
                  f. ACS has provided at least semi-annual written equipment risk assessments to Zale for the equipment involved. Such assessment shall address performance risk with respect to supported software, equipment sizing, and functionality.
                  g. Zale has reasonably communicated expected and material
                     changes to the processing volumes operated on the equipment, and ACS has had sufficient time to analyze, recommend, and implement upgrade requirements.

SECTION 1.4       SERVICE LEVEL CREDITS

         1.4.1 Calculation--The charts set forth in Section 2 provide the information required to calculate the credits (each a "Service Level Credit") that ACS shall apply against monthly Charges in the event that ACS fails to achieve a Required Service Level and such failure is not excused as provided in this Schedule (each such failure, a "Required Service Level Default"). For each Required Service Level Default, ACS shall pay to Zale a Service Level Credit that will be computed in accordance with the following formula:

                     SERVICE LEVEL CREDIT = A X B X C

                     Where:

                     A = The applicable percentage allocated to the applicable Critical Service Level in which the Required Service Level Default occurred (the "Service Level Credit Allocation"). Zale may from time to time during the Term change the Service Level Credit Allocations in accordance with this Schedule C. As of the Effective Date, the Service Level Credit Allocations are set forth in Section 2.

                     B = The monthly At Risk Amount, in dollars

                     C = A number determined as follows:

                     o C = one (1) if during the six (6) consecutive months immediately preceding the applicable Critical Service Level Default (the "Rolling Six Month Period") the number of Required Service Level Defaults that have occurred with respect to the applicable Critical Service Level are less than or equal to four (4).
                     o C = two (2) if during the Rolling Six Month Period the number of Required Service Level Defaults that have occurred with respect to the applicable Critical Service Level are equal to or greater than five (5).

         1.4.2 Credits to Zale for Service Level Defaults Occurring in a Single Month--If more than one Required Service Level Default has occurred in a single month, the sum of the corresponding Service Level Credits shall be credited to Zale. If the more than one Required Service Level Defaults occur during a month in Zale's Freeze Period, a fifteen

                  (15) percent premium will be added to the Service Level Credit. In no event shall the amount of Service Level Credits credited to Zale with respect to all Required Service Level Defaults occurring in a single month exceed, in total, the At Risk Amount. ACS shall notify Zale in writing if Zale becomes entitled to a Service Level Credit, which notice shall be provided in the monthly performance report. The total dollar amount, based on Service Level Credits, that ACS will be obligated to pay to Zale, with respect to Required Service Level Defaults occurring each month, shall be reflected in a credit memo issued by ACS to Zale at the end of each such month.

         1.4.3 Sample Calculation--Assume that ACS fails to meet the Required Service Level with respect to System Availability Per Scheduled Hours (as defined in Section 2). Assume that ACS' total charges to Zale for the month in which the Required Service Level Default occurred were $775,000. The Service Level Credit due to Zale for such Required Service Level Default would be computed as follows:

                      A = 20% (the Service Level Credit Allocation for System Availability Per Scheduled Hours)

                           Multiplied by

                      B = $38,750 (five percent (5%) of $775,000)

                               Multiplied by

                      C = 1 (see Service Level Credit calculation above)

                               = $7,750 (the amount of the Service Level Credit)


                SECTION 2 -- CRITICAL SERVICE LEVELS AND MEASUREMENTS

         Critical Service Levels and measurements have been set for the services documented in this Section. Detailed data and reports will be made available to Zale's designated users through the ACS Performance Information Center (PIC), a web portal providing instant access to service-level measurements and statistics. Additional data will be made available to the Zale management team in electronic and hardcopy form on request.

SECTION 2.1       SYSTEM AVAILABILITY PER SCHEDULED HOURS

         System Availability means the availability of a defined group of applications or processing environments during scheduled hours each month. The mainframe and midrange systems documented in the following charts will be measured as a group to determine a collective System Availability percentage each month.

         System Availability shall be measured using standard system utilities and problem ticket information. A system will be considered as available if it is operating normally and available for its intended use.

         CALCULATION OF SYSTEM AVAILABILITY PER SCHEDULED HOURS = 100 X ((A/B +
A/B) + .....A/B))/N

         WHERE:

         A = The number of minutes when an individual application or system was available during the month. This calculation will include every application or system being measured.

         B = The number of minutes when such application or system was scheduled to be available during the month.

         N = The number of applications or systems being measured.

              SYSTEM AVAILABILITY PER SCHEDULED HOURS -- MAINFRAME

                                   Monday-Friday                     Saturday                           Sunday
                           ---------------------------------------------------------------------------------------------------
                             Scheduled        During        Scheduled         During          Scheduled          During
                              Service         Freeze         Service          Freeze           Service           Freeze
                               Level          Period          Level           Period            Level            Period
                           ---------------------------------------------------------------------------------------------------
                             Up     Up      Up      Up      Up      Up      Up       Up      Up       Up      Up       Up
Region / System              By    Until    By    Until     By    Until     By     Until     By     Until     By      Until
------------------------------------------------------------------------------------------------------------------------------
Mainframe Default           0700   2100     -       -      0700    2100      -       -      1000     1800      -        -
CICSQZLQ
  EDI                        -       -      -       -       -       -        -       -        -      2000      -        -
CICSQZLL
  ESR                        -       -      -       -       -      1800      -       -        -       -        -        -
  Stock Status               -       -      -       -       -      1800      -       -        -       -        -        -
  IAS                        -       -      -       -       -      1800      -       -        -       -        -        -
  IP                         -       -      -       -       -      1800      -       -        -       -        -        -
  POM                        -       -      -       -       -      1800      -       -        -       -        -        -
  Sales                      -       -      -       -       -      1800      -       -        -       -        -        -
  Stores                     -       -      -       -       -      1800      -       -        -       -        -        -
  SKU/Price Mgt              -       -      -       -       -      1800      -       -        -       -        -        -
CICSQZLA                    0300   2300     -       -      0300    2300      -       -      0300     2000      -        -



        NOTES:   SYSTEM AVAILABILITY PER SCHEDULED HOURS

        o  A - (dash) means the default service level applies
        o Unless specified in the schedule any system is subject to the default schedules for mainframe or midrange, as appropriate
        o  NF means the Non-Freeze Period service level applies
        o  N/A means the system is not scheduled up
        o  Service Levels are applied on a per application system basis

               SYSTEM AVAILABILITY PER SCHEDULED HOURS -- MIDRANGE


                                   Monday-Friday                     Saturday                           Sunday
                           ---------------------------------------------------------------------------------------------------
                             Scheduled        During        Scheduled         During          Scheduled          During
                              Service         Freeze         Service          Freeze           Service           Freeze
                               Level          Period          Level           Period            Level            Period
                           ---------------------------------------------------------------------------------------------------
                             Up     Up      Up      Up      Up      Up      Up       Up      Up       Up      Up       Up
System                       By    Until    By    Until     By    Until     By     Until     By     Until     By      Until
------------------------------------------------------------------------------------------------------------------------------
Midrange Default            0700   2300    0600     NF     0700    2300     NF       NF     1000     2000     NF       NF
Groupwise Servers           0000   2400     NF      NF     0000    2400     NF       NF     0600     2400     NF       NF
Novell Login Servers        0000   2400     NF      NF     0000    2400    0000      NF     0800     2330    0800      NF
Domain Controllers          0000   2400     NF      NF     0000    2400     NF       NF     0000     2400     NF       NF
    ZaleDC1-4
Metaframe /Citrix           0000   2400     NF      NF     0000   24:00     NF       NF     00:00    2400     NF       NF
Intranet Web Servers        0000   2400     NF      NF     0000    2400     NF       NF     0000     2400     NF       NF
    Intranet1-4
Proxy Servers               0000   2400     NF      NF     0000    2400     NF       NF     0000     2400     NF       NF
    Proxy 1-2
    ZNTPRXY3-4
Misc Appls (ProdNT1)        0000   2400     NF      NF     0000    2400     NF       NF     0000     2400     NF       NF
Pagoda Polling               -       -      -       -       -       -        -       -        -       -        -        -
    POLLING1-2
Business Objects            6:30     -      NF      NF     6:30     -       NF       NF     10:30     -       NF       NF
    ZaleHP12
    ZNTZABO1-2
    ZNTFSDOC
Arthur                       -       -      -       -       -       -        -       -        -       -        -        -
    ZaleHP22
    ZNTART1-4
SQL Servers                  -       -      -       -       -       -        -       -        -       -        -        -
    ZNTSQL1
    ZaleSQL2
VisiFax (ZaleHP9)            -       -      -       -       -       -        -       -        -       -        -        -
Biscom (ZNTFAX1)             -       -      -       -       -       -        -       -        -       -        -        -
FedEx (ZNTSHIP1)             -       -      -       -       -       -        -       -        -       -        -        -
Diamond Sourcing             -       -      -       -       -       -        -       -        -       -        -        -
    ZaleHP22
    ZNTDISO1,2,4,6-8
Retek (ZaleHP14)
Epiphany                    0600   2400     NF      NF     0600    2400     NF       NF     0600     2400     NF       NF
    ZaleHP20
    VMSRVR02, 03
Symposium                   0600   2400     NF      NF     0600    2400     NF       NF     0600     2400     NF       NF
    ZNTSYMP1-4
Voice Response              0600   2400     NF      NF     0600    2400     NF       NF     0600     2400     NF       NF
    ZNTIVR1,2
WorkFlow                     -       -      -       -       -       -        -       -        -       -        -        -
    ZNTFLOW1,2
    ZNTWSRV1,2
RTS                          -       -      -       -       -       -        -       -        -       -        -        -
    ZNTRTS1,2,4
Autosys/Veritas             0000   2400     NF      NF     0000    2400     NF       NF     0000     2400     NF       NF
    ZaleADM1-2



STS/OFA (ZaleHP12)          0630   2100     NF      NF     0630    2100     NF       NF
P/R H/R (ZaleHP12)           -       -      NF      NF      -       -       NF       NF     0700     2300     NF       NF
Optum (ZaleHP14)             -     2100     NF      NF      -      2100     NF       NF     0700     2100     NF       NF
Oracle Finance / HR          -       -      -       -       -       -        -       -        -       -        -        -
    ZaleHP24, 26
    Tacoma, Tundra
CATS Polling                 -       -      -       -       -       -        -       -        -       -        -        -
    Blazer1,2
    ZaleADM1
Insurance (ZaleAS1)          -       -      -       -       -       -        -       -        -       -        -        -
E3 (ZaleAS2)*               0900   1900     -      2100    1000    1900     NF       NF       -       -        -
All Test Servers            0800   1700    0800    1700    0800    1700    0800     1700    0800     1700    0800     1700

         Notes:   System Availability Per Scheduled Hours
         o  A - (dash) means the default service level applies
         o Unless specified in the schedule any system is subject to the default schedules for mainframe or midrange, as appropriate
         o  NF means the Non-Freeze Period service level applies
         o  N/A means the system is not scheduled up
         o  Service Levels are applied on a per application system basis

* Zale to waive SLA commitment for the first 30 days of the Agreement and/or pending stabilization of prerequisite factors that are not under ACS' control.


SECTION 2.2       CRITICAL REPORT AVAILABILITY

         Availability is defined as delivered (available for viewing or printing on midrange systems) or available for pick-up if produced at an ACS print facility and couriers to Zale's General Office, as appropriate. Morning Report is to be available via email prior to the daily production meeting M-F.

JOBNAME                REPORT ID                    REPORT NAME                  DUE       EXPECTED        REQUIRED
                                                                                            WITHIN          WITHIN
---------------- ---------------------- ------------------------------------- ---------- -------------- ---------------
BP***            BP Replacement         Financial institution reports         0800          30 mins     <1 hour
---------------- ---------------------- ------------------------------------- ---------- -------------- ---------------
DC25010          DC25010701             Letdown report                        05:00         30 mins     <1 hour
---------------- ---------------------- ------------------------------------- ---------- -------------- ---------------
DC25030          DC25030A               Sales order audit sheets              05:00         30 mins     <1 hour
---------------- ---------------------- ------------------------------------- ---------- -------------- ---------------
DC25030          DC25030700             Master picklist by item               05:00         30 mins     <1 hour
---------------- ---------------------- ------------------------------------- ---------- -------------- ---------------
RI55982          D001.OTBEXT            Daily OTB extract (files)             09:00         1 hour      <2 hours
                 D001.PCOTB                                                   (M-F)
                 DD01.STRCNTTY
---------------- ---------------------- ------------------------------------- ---------- -------------- ---------------
RI85090          D001.CNTRLDN           Snapshot control download (file)      06:00         1 hour      <2 hours
---------------- ---------------------- ------------------------------------- ---------- -------------- ---------------
RI85090          D001.COUNTDN           Snapshot download (file)              06:00         1 hour      <2 hours
---------------- ---------------------- ------------------------------------- ---------- -------------- ---------------
ST30010          ST30010B               Polling status report                 06:00         30 mins     <1 hour
---------------- ---------------------- ------------------------------------- ---------- -------------- ---------------
ST20080          ST20080C               Price Changes (PRCN)                  13:00         30 mins     <1 hour
---------------- ---------------------- ------------------------------------- ---------- -------------- ---------------
ST20100          ST20100G               Purchase Orders (PORD)                13:00         30 mins     <1 hour
---------------- ---------------------- ------------------------------------- ---------- -------------- ---------------
ST20170          ST20170B               Spec. Purchase Orders (POSQ)          13:00         30 mins     <1 hour
---------------- ---------------------- ------------------------------------- ---------- -------------- ---------------
ST20250          ST20250D               Transfers (XREC)                      13:00         30 mins     <1 hour
---------------- ---------------------- ------------------------------------- ---------- -------------- ---------------
ST20255          ST20250D2              DC Shipments (XREC)                   13:00         30 mins     <1 hour
---------------- ---------------------- ------------------------------------- ---------- -------------- ---------------
ST20250          ST20250F               Transfer Requests (XREQ)              13:00         30 mins     <1 hour
---------------- ---------------------- ------------------------------------- ---------- -------------- ---------------
Multiple                                Morning Report                        08:00         30 mins     <1 hour
---------------- ---------------------- ------------------------------------- ---------- -------------- ---------------

SECTION 2.3       BATCH PROCESSING COMPLETION

                                                                    JOBNAME/                   EXPECTED       REQUIRED
      CRITICAL APPLICATION             TARGET BATCH EVENT           REPORT ID        DUE        WITHIN         WITHIN
 -------------------------------- ----------------------------- ----------------- --------- -------------- -------------
 Electronic Data Interchange      EDI Vendor P.O.               ED29003             0400       30 mins       <1 hour
 -------------------------------- ----------------------------- ----------------- --------- -------------- -------------
                                  Vendor P.O. Fax File          ED20014             0600       30 mins       <1 hour
 -------------------------------- ----------------------------- ----------------- --------- -------------- -------------


SECTION 2.4       EMERGENCY FILE & DATABASE RESTORATIONS

         Dataset/database availability is defined as available for transfer, ready for access/update by other scheduled jobs or ready for on-line access as appropriate



 SERVICE LEVEL - MEASURED MONTHLY UNLESS SPECIFIED                          EXPECTED WITHIN       REQUIRED WITHIN

 ---------------------------------------------------------------------- ------------------------- -----------------------
 File & Database Restoration Requests - On-site storage
 Emergency Requests  (Time for Full Restore to Be Underway)                       1 Hr                    <2 Hrs

 ---------------------------------------------------------------------- ------------------------- -----------------------

 File & Database Restoration Requests - Off-site storage
 Emergency Requests (Time for Full Restore to Be Underway)                       2 Hrs                    <6 Hrs

 ---------------------------------------------------------------------- ------------------------- -----------------------


SECTION 2.5       AVAILABILITY OF WIDE AREA NETWORK AND INTERNET ACCESS


SERVICE LEVEL - MEASURED MONTHLY UNLESS SPECIFIED                            EXPECTED                    REQUIRED

------------------------------------------------------------------ ------------------------------ -----------------------
Network Availability - Non Carrier Causes                             Outage not to Exceed 30        Single Incident
                                                                              Minutes                    <4 hours

------------------------------------------------------------------ ------------------------------ -----------------------

Network Time to Heal - Time to Alternate Service where it is
available.  Includes Management of Appropriate Carrier(s)                   15 Minutes                   <1 hour


------------------------------------------------------------------ ------------------------------ -----------------------

Network Time to Repair - Time To Repair where alternate service               2 hours                    <8 hours
is not available.  Includes Management of Appropriate Carrier(s)

------------------------------------------------------------------ ------------------------------ -----------------------

Network Time to Repair - Time To Repair where alternate service               8 hours                   <24 hours
is available.  Includes Management of Appropriate Carrier(s)

------------------------------------------------------------------ ------------------------------ -----------------------

         The Expected Service Level for availability of the wide area network and internet access is 99.8%, calculated monthly, with the exception of the Maintenance Window defined in Schedule A, and as excluded below. The Required Service Level is 99.5% for the month.

         A Required Service Level Default occurs if ACS requires the use of the Maintenance Window during a Zale Freeze Period.

SECTION 2.6       WEB HOSTING AVAILABILITY

         The Expected Service Level for internet access to the Web Hosting site is 99.8% availability, calculated monthly, with the exception of the Maintenance Window defined in Schedule A and as excluded below. The Required Service Level for internet access to the Web Hosting site is 99.5%.

         A Required Service Level Default occurs if ACS requires the use of the Maintenance Window during a Zale Freeze Period.

SECTION 2.7       PLANNING, MANAGEMENT AND ADMINISTRATION DELIVERABLES

         The Service Levels for providing documents identified as specific deliverables under the Agreement and its Schedules are:

    o The Expected Service Level is delivery within 5 business days of the event for requested Service Level Failure Analysis and Corrective Action Reports. The Required Service Level is delivery of the reports in less than 10 days.
    o The Expected Service Level is delivery within 10 business days of the due date for planning, evaluation, strategy and similar documents. The Required Service Level is delivery of the documents in less than 20 business days.
    o The Expected Service Level is delivery within 20 business days of semi-annual updates to the Operations, Disaster Recovery and Procedures manuals used to provide the Services. The Required Service Level is delivery of the updated manuals in less than 45 days.
    o The Expected Service Level is delivery within 20 business days of annual updates to the Equipment and Software inventories set out in Schedule F. The required Service Level is delivery of the annual inventory updates in less than 45 business days.

SECTION 2.8       NOTIFICATIONS AND ALERTS

         The Expected Service Level for performing the required notifications in
Section 3.15 of Schedule A is to be underway in 15 minutes. The Required Service Level for performing notifications is less than 45 minutes.

SECTION 2.9       SECURITY AND REGULATORY COMPLIANCE

         Within 90 days of the Effective Date, Critical Service Levels will be established for the following:

    o Designation of an ACS Project Manager who will participate in Zale's compliance and regulatory planning process and in providing scheduled deliverables to assist Zale in meeting its regulatory requirements. Zale, after approval, will compensate ACS for additional reasonable resources, expenses or Services required to expand, enhance and support Zale's regulatory compliance efforts over time.

    o Evaluation and establishment of Service Levels for turnaround times associated with the following functions:
            o    Priority security change requests
            o    Operational/research security requests
            o    Provisioning of user accounts
            o    Remediation plans for non-compliant security practices
            o    Monthly, quarterly, and annual compliance reporting

SECTION 3 -- SUMMARY OF SERVICE LEVELS, ALLOCATIONS AND MEASUREMENTS


            CRITICAL SERVICE LEVELS                 EXPECTED          REQUIRED        ALLOCATION      EFF + MONTHS
------------------------------------------------ ---------------- ----------------- --------------- ------------------
System Availability Per Scheduled Hours               99.8%            99.5%             20%               2/4
------------------------------------------------ ---------------- ----------------- --------------- ------------------
Critical Report Availability (Multiple)              30 mins         1-2 hours           10%               2/2
                                                    to 1 hour
------------------------------------------------ ---------------- ----------------- --------------- ------------------
Batch Processing Completion (Multiple)               30 mins          <1 hour            10%               2/2
------------------------------------------------ ---------------- ----------------- --------------- ------------------
Emergency File and Database Restorations            1-2 hours        2-6 hours           10%               2/4
(Multiple)
------------------------------------------------ ---------------- ----------------- --------------- ------------------
Wide Area Network Availability                        99.8%            99.5%             20%               2/4
------------------------------------------------ ---------------- ----------------- --------------- ------------------
Web Hosting Availability                              99.8%            99.5%             20%               2/4
------------------------------------------------ ---------------- ----------------- --------------- ------------------
Planning, Management and Administration             5-20 days        20-45 days          10%               2/2
Deliverables (Multiple)
------------------------------------------------ ---------------- ----------------- --------------- ------------------
Notifications And Alerts                             15 min           <45 min            10%               2/4
------------------------------------------------ ---------------- ----------------- --------------- ------------------
Security and Regulatory Compliance                     TBD              TBD              TBD               TBD
------------------------------------------------ ---------------- ----------------- --------------- ------------------


*Eff=Number of months after the Effective Date when ACS will become responsible for providing measurement data in support of the Critical Service Levels. Months=The number of months after the Effective Date when ACS will begin to be responsible for the applicable Service Level Credits associated with the Critical Service Levels.

                        SCHEDULE D -- TRANSITION SERVICES

                                       TO

              MASTER AGREEMENT FOR INFORMATION TECHNOLOGY SERVICES

                                     BETWEEN

                               ZALE DELAWARE, INC.

                                       AND

                         ACS COMMERCIAL SOLUTIONS, INC.




                                 AUGUST 1, 2005

                                TABLE OF CONTENTS

SECTION 1 -- TRANSITION SERVICES OVERVIEW.........................................................................3
   Section 1.1       Plan Development.............................................................................3
   Section 1.2       Zale Responsibilities........................................................................3
   Section 1.3       Service Levels...............................................................................4
SECTION 2 -- PROPOSED TRANSITION SCHEDULE.........................................................................4
   Section 2.1       Phase 1 (August 15, 2005 to September 30, 2005)..............................................4
   Section 2.2       Phase 2 (October 1, 2005 to January 9, 2006).................................................4
   Section 2.3       Phase 3 (January 10, 2006 to June 28, 2006)..................................................5
   Section 2.4       Disaster Recovery Plan.......................................................................5
SECTION 3 -- SNCC TRANSITION......................................................................................6
   Section 3.1       ACS Enterprise Command Center................................................................6
   Section 3.2       Operations...................................................................................6

                    SECTION 1 -- TRANSITION SERVICES OVERVIEW

SECTION 1.1       PLAN DEVELOPMENT

         1.1.1 Transition Plan-- ACS has developed and will execute a Transition Plan to selectively upgrade and relocate Zale's designated midrange processors to the ACS Dallas data center and upgrade Zale's data communications network to support that relocation. Following the Effective Date, ACS and Zale will collaboratively refine, finalize and agree on the Transition Plan, which will be approved by the Zale CIO. ACS will use best efforts to comply with the Proposed Transition Schedule in Section 2, as dictated by changing business requirements of both Zale and ACS. The objective of the transition is to complete all relocation and upgrade activities by no later than July 31, 2006.

         1.1.2 Phased Approach -- The Transition Plan is defined in three phases to enable a controlled migration of the designated technical environments while reducing the opportunity for problems affecting production Services. The phases are described in general terms in Section 2 below. Generally, each group of relocated midrange servers and equipment as defined in each phase will be implemented first as a "test environment" to verify the migration has appropriate functionality, connectivity, data and performance characteristics, then a second "live conversion" with current data being transmitted.

         1.1.3 Change Control -- ACS and Zale together, as a part of the overall Change Control process defined in Schedule A, will manage the Transition Plan to best meet Zale's requirements. The Transition Plan has been developed with the best knowledge of both parties as of the Effective Date, however additional planning efforts or changes to business requirements may require changes during the execution of the plan. All changes to the Transition Plan must be approved through the Change Control process, with the understanding that significant changes may affect the cost of the overall Transition Plan, including but not limited to, personnel resources, hardware, software, equipment, and network resources and circuits, such cost changes to be borne by the party requiring the change.

SECTION 1.2       ZALE RESPONSIBILITIES

         1.2.1 Plan Approval and Communication -- Zale shall review, approve, and communicate the Transition Plan to all affected Zale managers, employees, and business units, and Zale management will reasonably ensure that all Zale parties are able to execute the Transition Plan on a timely basis.

         1.2.2 Asset Transfer, 3rd Party Approvals -- Zale and ACS will work together to complete the proposed Asset Transfer for selected Zale assets to ACS, and further to transfer any required Third Party Agreements and/or Services, such as software licenses and maintenance agreements, hardware maintenance agreements, and telecommunications circuits, between the parties as agreed.

         1.2.3 Testing -- Zale shall define, provide, organize, communicate, and approve any Zale personnel required to test the Zale Systems and Applications once migrated to both the "test environment" and "live conversion" environment as defined in
                  Section 1.1.2 above.

         1.2.4 Personnel -- Zale shall coordinate activities and priorities for both its technical and user personnel as required to ensure that both Transition Plan tasks and applications development/support tasks are completed according to schedule.

         1.2.5 Acceptance -- Zale will work with ACS during the phases to develop Acceptance Criteria to verify a particular phase has been completed as specified, and is operating as required to meet Zale's business needs. Zale shall provide written approval and acceptance for each completed phase.

SECTION 1.3       SERVICE LEVELS

                  Although unexpected, Service Level Failures may result from a Transition Plan activity. If the failure is caused by Zale, Service Levels impacted by the failure shall not be subject to Service Level Credits. If the failure is caused by ACS, its agents or subcontractors, or any other ACS personnel, in addition to any other remedies Zale may have under the Agreement, any resulting Service Level impacts shall be subject to Service Level Credits.


                    SECTION 2 -- PROPOSED TRANSITION SCHEDULE

SECTION 2.1       PHASE 1 (AUGUST 15, 2005 TO SEPTEMBER 30, 2005)

         o This timeframe spans Zale's year-end close, during which no changes will be made to the production IT environment. Working with Zale applications development personnel, ACS will use the time for documentation of existing environments, definition of new environments, development of detailed migration tasks and checklists, development of testing and acceptance criteria, and preparation of applicable documentation for new and revised procedures.

         o Zale and ACS to collaboratively refine and finalize the Transition Plan.

         o Hardware, Software, Network and other equipment changes, acquisitions and upgrades are defined in Schedule A, and will be reconfirmed as of the Effective Date.

         o ACS will initiate provisioning of network circuits and acquisition of network switches, routers, hubs, software, racks and cabling that are detailed in Section 4.5 of Schedule A.

         o ACS will initiate procurement of two HP-UX processors, 21 Intel-based processors (including 6 with VMware capabilities), a Clariion 4 terabyte usable storage array, a new Virtual Tape System, additional drives for the Tape Library, and added disk storage for the AS/400 as detailed in Section 2.2 of Schedule A.

         o ACS, with the assistance of Zale, will initiate transition of application 3rd party services (software licenses, services, maintenance, etc.) between the parties.

SECTION 2.2       PHASE 2 (OCTOBER 1, 2005 TO JANUARY 9, 2006)

         o This timeframe spans Zale's year-end Holiday Season, during which no changes will be made to the production IT environment.

         o ACS will complete provisioning of new network circuits and installation of equipment initiated in Phase 1. Completion of this task will be determined by the availability dates provided by the carriers for expanded connectivity between the Zale General Offices and ACS data center in Dallas.

         o ACS will complete acquisition and installation of new midrange processors and the storage devices initiated in Phase 1.

         o ACS will order and install leased EMC storage equipment to facilitate transition activities.

SECTION 2.3       PHASE 3 (JANUARY 10, 2006 TO JUNE 28, 2006)

         o AS/400 -- ACS will install additional disk storage and move the AS/400 to the ACS Dallas data center. ACS also will assist in planning for downsizing the AS/400 due to the reduced processing requirements anticipated by Zale.

         o Intel-based Processors -- ACS will move Zale server images to the ACS Dallas data center and install them on both new and leased processors at the ACS Dallas data center. As part of Phase 3, ACS will work with Zale to identify an Intel-based processor that can be used as a "Syslog" server for security administration.

         o UNIX Processors -- ACS will transfer Zale server images over-the-wire and consolidate them into new processors at the ACS Dallas data center.

         o Tape Storage -- ACS will leverage an existing Tape Library at its Dallas data center to facilitate transfers. The Zale Tape Library will remain at Zale as a backup and will be moved to the ACS facility only after the migration of all associated servers is complete. Also during Phase 3, ACS will migrate Zale's existing mainframe tape system to a new Virtual Tape System.

         o Disk Storage -- ACS will transfer data from Zale's EMC 8730 and 8830 storage units to leased equipment at the ACS Dallas data center, then reverse the process after moving the EMC units to the ACS facility.

SECTION 2.4       DISASTER RECOVERY PLAN

         2.4.1 2005 Disaster Exercise -- ACS will schedule and assist Zale with the FY2006 Disaster Recovery exercise so that the exercise, post-exercise review, and appropriate remediation, if any, is completed by June 30, 2006. Zale and ACS recognize that this exercise will be completed during the Transition Period and may not be fully reflective of the final environment.

         2.4.2 Disaster Recovery Plan -- ACS, with Zale's assistance and approval, will complete planning, documentation, scheduling and implementation of the Zale Disaster Recovery Plan as defined in Schedule G within 90 days of completion of Phase 3 referenced in Section 2.3 to this Schedule D.

                          SECTION 3 -- SNCC TRANSITION

SECTION 3.1       ACS ENTERPRISE COMMAND CENTER

         3.1.1 ECC Overview -- The ACS Enterprise Command Center (ECC), located at the Dallas data center, and with alternate support sites at other ACS locations globally, will assume overall management of daily operations from the Zale Systems and Network Command Center (SNCC), located at the Zale headquarters and staffed by ACS personnel. The ECC has responsibility for system and server monitoring, console operations, communications with technical and, as appropriate, customer personnel, performance tracking and reporting, and initiation of the incident management process.

                  As of the Effective Date, specific teams within the ECC are already performing services for Zale to monitor and manage Zale's mainframe processing, the Zale network (Network Operations Center or "NOC"), the Zale web operations ("IS Team"), and Zale network security and intrusion detection (Security Operations Center or "SOC").

         3.1.2 Staff Transition -- ACS will begin transition of staff and responsibilities into ECC managed locations after ACS has established sufficient connectivity and implemented management tools to permit effective remote management of the SNCC operations. ACS will communicate the transition plans to Zale management in advance of migration.

         3.1.3 Hands-On Support -- ACS will retain sufficient staff on site at Zale during the Transition Period to ensure that any hands-on support as may be required to manage servers, telecom equipment, tape media and media servers will be available so as to remain within designated response times.

         3.1.4 Communications -- After the Effective Date ACS will, working with Zale, begin to transition inter-personal communications such as page-outs, problem tickets, and calls to application development personnel, to the standard operating procedures and tools employed in the ECC.

SECTION 3.2       OPERATIONS

         3.1.5 SNCC Facility -- During the Transition Period, the SNCC facility and secure environment will be maintained by Zale to allow continued operations of Zale's midrange environment. Zale and ACS employees will be permitted comparable access rights and workspace to effectively perform the Services.

                  3.1.5.1 Zale may, as space become available, elect to transition the equipment and personnel for their Zale Monitoring Center (ZMC) into the SNCC. ACS and Zale will work together to facilitate a successful migration.

                  3.1.5.2 After the Transition Period, ACS will retain management responsibility for specific midrange servers, network equipment, circuits, and other equipment that shall be located in the SNCC or other closets and secure facilities controlled by Zale. Zale and ACS employees will be permitted comparable access rights and workspace to effectively perform the Services.

         3.1.6 Production Control and Scheduling -- After ACS has established sufficient connectivity and implemented management tools to permit effective remote management of the midrange systems located in the SNCC, ACS will consolidate Production Control and Scheduling operational responsibilities conducted in the SNCC into the similar teams performing these Services from the ACS data center.

         3.1.7 LAN and UNIX Support-- After ACS has established sufficient connectivity and implemented management tools to permit effective remote management of the midrange systems located in the SNCC, ACS may relocate certain UNIX and NT Administrator positions into the similar teams performing these Services remotely, either from the ACS data center in Dallas or other ACS locations which can support these functions. During the Transition Period, and afterward as agreed by the parties, Zale will continue to provide comparable workspace and physical access for these individuals as required to deliver the Services.

                             SCHEDULE E -- PERSONNEL

                                       TO

              MASTER AGREEMENT FOR INFORMATION TECHNOLOGY SERVICES

                                     BETWEEN

                               ZALE DELAWARE, INC.

                                       AND

                         ACS COMMERCIAL SOLUTIONS, INC.




                                 AUGUST 1, 2005

                                TABLE OF CONTENTS

SECTION 1 --  PERSONNEL...........................................................................................3
   Section 1.1       Approved Positions...........................................................................3
   Section 1.2       ACS Technical Support........................................................................3
   Section 1.3       Administrative Support.......................................................................4
   Section 1.4       Organization Charts..........................................................................4
   Section 1.5       Transferred Staff............................................................................4

                             SECTION 1 -- PERSONNEL

SECTION 1.1       APPROVED POSITIONS

         In providing the Services contemplated in this Agreement ACS will provide resources in a number of positions that are key to the success of the processing services. As such, Zale requires certain approvals and restrictions on these positions. Zale requires prior approval of proposed assignments to the positions of Executive Account Manager and Service Delivery Manager or to the equivalent positions developed through the life of the Agreement. ACS agrees that these positions (or their approved replacements) will be provided throughout the duration of the Agreement. In addition, the ACS Regional Vice President or comparable executive associated with Zale will participate in quarterly strategy meetings with Zale to address personnel matters and other key issues relating to the Services.

         1.1.1 Executive Account Manager --The Executive Account Manager will be responsible for the management of the delivery of the Services to Zale. This person will be designated as the primary point of contact with Zale management for purposes of administration of this Agreement. The Executive Account Manager will submit a formal written report by the 15th of each month on the status of the Agreement and delivery of the Services, performance against the service levels in Schedule C, and any other issues that have arisen in the normal execution of the Agreement during the previous month. ACS will, as necessary, name both an alternative to (temporary replacement for) and an escalation point from the Executive Account Manager that will provide Zale with points of contact at all times during this Agreement. The Executive Account Manager will participate in the Zale IT strategic planning process.

         1.1.2 Service Delivery Manager - The Service Delivery Manager will be the primary operational interface with Zale. This person will coordinate the technical issues related to day-to-day operations, will attend and participate in Zale's regularly scheduled operational meetings, including change control and daily and weekly status meetings, and will be responsible for monitoring the status and escalation of reported problems. The Service Delivery Manager will be on site at the Zale Facility.

         1.1.3 Transition Manager -- ACS shall assign a Transition Project Manager for the Transition Period to coordinate and communicate all activities and responsibilities of ACS and Zale required to complete the Transition according to the Transition Plan, including the integration of the Transition Plan with other support activities and daily operational responsibilities.

SECTION 1.2       ACS TECHNICAL SUPPORT

         ACS is to provide trained and managed resources at levels required to properly perform its obligations under all aspects of the Agreement and the Schedules incorporated therein. ACS is to provide these resources from its full-time employee base or from resources obtained from the approved subcontractors.

         Key positions exist in the areas of operations (including production control), midrange administration, and network responsible for management, coordination and communication of ACS' delivery responsibilities under the Agreement. These other key positions do not require prior approval by Zale, but are subject to Zale acceptance of performance of duties (whether on Zale premises or not). For these positions, Zale may require reassignment/replacement of the human resources assigned by providing a written statement of why Zale believes, in good faith, that service level performance is jeopardized or risk is created by the assignment. In such instances, ACS will make the replacements as requested by Zale within reasonable time with the exception that no such action will be taken if it would violate the employment obligations of ACS to the individual involved. In such situations, ACS and Zale will work in good faith to resolve the situation.

SECTION 1.3       ADMINISTRATIVE SUPPORT

         ACS will provide trained and managed resources at levels required to properly perform its obligations under all aspects of the Agreement and the Schedules. In addition, ACS will provide:

         1.3.1 Planning Support - ACS will, in performing the duties identified in Schedule A, commit a minimum of 300 hours per year, as directed by the Zale CIO, to specific, customer interactive planning activities and, further, at least one third of these hours are provided by specialist resources not routinely dedicated to the Zale account. This minimum does not relieve any ACS responsibility for the proper and timely preparation of planning and related documents identified in this Agreement.

         1.3.2 Account Administration - ACS will provide a single resource that can work, as required, with Zale administrative resources to resolve all matters and questions arising from the administration of this Agreement, including, but not limited to, billing and certification issues.

         1.3.3 Standards and Procedures - ACS will identify one or more specific resources that are responsible for producing, maintaining and distributing the standards, procedures and practices materials, including operational and support documentation, required to meet the obligations set forth in this Agreement.

SECTION 1.4       ORGANIZATION CHARTS

         ACS and Zale shall each provide the other with such management and other information as shall be reasonably required.

SECTION 1.5       TRANSFERRED STAFF

         The Parties agree that, should one or more functions or services be transferred from one Party to the other Party, the Parties will determine, in good faith, whether it is advantageous to and in keeping with the purposes and spirit of this Agreement to also attempt to transfer all or part of the staff associated with the transferred function/service. The Party from which the function/service is being transferred will have sole discretion whether associated staff may be approached or solicited for transfer.

         Notwithstanding these provisions, both Parties agree that (1) the prohibition on solicitation for hire of employees of the other Party without permission set forth in Section 19.10 of this Agreement is not in contradiction with this Schedule and (2) that either Party, or both Parties in cooperation, will take no actions that interfere with the individual rights of employees to seek other employment except as deemed consistent with appropriate laws and consistent with the provisions of this Agreement.

                          SCHEDULE F -- MANAGED ASSETS

                                       TO

              MASTER AGREEMENT FOR INFORMATION TECHNOLOGY SERVICES

                                     BETWEEN

                               ZALE DELAWARE, INC.

                                       AND

                         ACS COMMERCIAL SOLUTIONS, INC.




                                 AUGUST 1, 2005

                                TABLE OF CONTENTS

F-1: ZALE ASSETS PURCHASED AND MANAGED BY ACS.....................................................................3
   Section F-1.1     Intel-based Servers..........................................................................3
   Section F-1.2     HP-UX Servers................................................................................3
F-2: MAINFRAME ASSETS OWNED AND OPERATED BY ACS...................................................................5
F-3: MIDRANGE ASSETS OWNED BY ZALE AND OPERATED BY ACS............................................................6
   Section F-3.1     Intel-based Servers..........................................................................6
   Section F-3.2     HP-UX Servers...............................................................................11
   Section F-3.3     iSeries Servers.............................................................................11
   Section F-3.4     Support Equipment...........................................................................11
F-4: NETWORK ASSETS OWNED BY ZALE AND OPERATED BY ACS............................................................12
F-5: SOFTWARE ASSETS OPERATED BY ACS.............................................................................17

                                  SCHEDULE F-1


                  F-1: ZALE ASSETS PURCHASED AND MANAGED BY ACS

         As a part of the Agreement, and as defined in Schedule B, Section 11, ACS will make a one-time payment to Zale for the following assets, which ACS will manage for Zale during the Transition Period and assume ownership of thereafter:

SECTION F-1.1     INTEL-BASED SERVERS


       SERVER NAME            SERIAL NUMBER              OS                       APPLICATION
========================== ==================== ===================== ====================================
         ZaleDC1              D049FK41K846        2000 Adv Server              Domain Controller
-------------------------- -------------------- --------------------- ------------------------------------
         ZaleDC2              D049FK41K774        2000 Adv Server              Domain Controller
-------------------------- -------------------- --------------------- ------------------------------------
         ZaleDC3              D049FK41K773        2000 Adv Server              Domain Controller
-------------------------- -------------------- --------------------- ------------------------------------
         ZaleDC4              D922CMG10044        2000 Adv Server              Domain Controller
-------------------------- -------------------- --------------------- ------------------------------------
         ProdNT1              D015BX72K008           NT4 Server               Application Server
-------------------------- -------------------- --------------------- ------------------------------------
         TestNT1              D015BX72K000           NT4 Server                   Test Server
-------------------------- -------------------- --------------------- ------------------------------------
        Zalints23             D016CYM1K022          2003 Server                 CME Test Server
-------------------------- -------------------- --------------------- ------------------------------------
        ZNTDISO7               EA4YLDN72R           2000 Server                   ZAP Web Dev
-------------------------- -------------------- --------------------- ------------------------------------
        Winterm0              D049FK41L881          2000 Server              Metaframe 1.8 Server
-------------------------- -------------------- --------------------- ------------------------------------
        Winterm1              D011DKN1K239           NT4 Server              Metaframe 1.8 Server
-------------------------- -------------------- --------------------- ------------------------------------
        Winterm2              D011DKN1K802           NT4 Server              Metaframe 1.8 Server
-------------------------- -------------------- --------------------- ------------------------------------
        Winterm3              D907BX520063           NT4 Server              Metaframe 1.8 Server
-------------------------- -------------------- --------------------- ------------------------------------
        Winterm5              D911CCT60103          2000 Server              Metaframe 1.8 Server
-------------------------- -------------------- --------------------- ------------------------------------
        Winterm6              D933CP41A093          2000 Server              Metaframe 1.8 Server
-------------------------- -------------------- --------------------- ------------------------------------
        ZNTDATA1              D038DYV1L164          2000 Server              MetaXP Data Collector
-------------------------- -------------------- --------------------- ------------------------------------
        ZNTCMF01              6J33LGP1S00B          2000 Server                  MetaXP Server
-------------------------- -------------------- --------------------- ------------------------------------
        ZNTMXP02              6J33LGP1S00N          2000 Server              MetaXP DISO E1 Client
-------------------------- -------------------- --------------------- ------------------------------------
        ZNTCMF03              6J33LGP1R00Y          2000 Server                  MetaXP Server
-------------------------- -------------------- --------------------- ------------------------------------
        ZNTCMF04              6J33LGP1S011          2000 Server                  MetaXP Server
-------------------------- -------------------- --------------------- ------------------------------------
        ZNTCMF05               EBASLDN72G           2000 Server              MetaXP DISO Prod Schd
-------------------------- -------------------- --------------------- ------------------------------------
        ZNTCMF13              6J34LGP1R01X          2000 Server                  MetaXP Server
-------------------------- -------------------- --------------------- ------------------------------------
         Proxy1               D038DYV1L111        2000 Adv Server                Proxy Server
-------------------------- -------------------- --------------------- ------------------------------------
         Proxy2               D038DYV1L163        2000 Adv Server                Proxy Server
-------------------------- -------------------- --------------------- ------------------------------------
        ZNTFSDOC              D326FSY1H139        2000 Adv Server           Business Objects Server
-------------------------- -------------------- --------------------- ------------------------------------
         ZNTSOX2               M03PLGP121           2000 Server             Development RCTS Server
-------------------------- -------------------- --------------------- ------------------------------------


SECTION F-1.2     HP-UX SERVERS

NAME                                 SERIAL NUMBER           OS                  APPLICATIONS
----------------------------------------------------------------------------------------------------
ZaleADM1                             USR41304BC          HPUX 11i             Production Server
ZaleADM2                             USR41304B8          HPUX 11i             Production Server
Zale_HP3                             3541A04727          HPUX                 Test Server
Zale_HP9                             3730A68077          HPUX 11i             Production Fax Server
ZaleHP12                             USM41018V5          HPUX 11.0            Production Server
ZaleHP13                             US10076253          HPUX 11i             Development Server
ZaleHP14                             USR40141SL          HPUX 11.0            Production Server
ZaleHP17                             USM404173D          HPUX 11.0            Development Server
ZaleHP18/ZaleHP28                    USM40528SE          HPUX 11i             Production Server
ZaleHP19/ZaleHP21                    USM4028491          HPUX 11i             Development Server

                                  SCHEDULE F-1

NAME                                 SERIAL NUMBER           OS                  APPLICATIONS
----------------------------------------------------------------------------------------------------
Blazer1                              USE440957E          HPUX 11i             Production Server
Blazer2                              USE440957D          HPUX 11i             Production Server
Sapphire                             USR424788F          HPUX 11i             Production Server
Sonoma                               USE440957C          HPUX 11i             Development Server
HP 660 Galactica Tape Library        US9JN00128          Tape Lib             Tape library

                                  SCHEDULE F-2


                 F-2: MAINFRAME ASSETS OWNED AND OPERATED BY ACS

         During the Term of the Agreement, ACS will operate and maintain the mainframe-related hardware necessary to provide the Services, such hardware being of a technology at least as current as follows:

         Main processor (CPU):     IBM 9672-RC4 CMOS Processor or equivalent

         DASD: IBM RVA (RAMAC Virtual Array) 3390-3 or equivalent with Raid 5 protection

         TAPE: 3480 Cartridge (with automatic tape loader capabilities, i.e. tape silos or virtual tape system) and limited 3420 capabilities.

                                   As a part of the Transition Plan, and
                                   as defined in Schedule A, Section
                                   1.3, ACS will convert Zale's
                                   mainframe-based tape operations to an
                                   IBM Virtual Tape System.

                                  SCHEDULE F-3

             F-3: MIDRANGE ASSETS OWNED BY ZALE AND OPERATED BY ACS

         The customer owned midrange hardware to be operated by ACS at the Effective Date is listed in the following table. The hardware will change from time to time and the Parties agree to maintain, separate from this Agreement, an updated copy of said hardware. During the Term of the Agreement, ACS is responsible for operating and overseeing the associated peripheral and support/environment equipment required to operate the listed equipment. ACS stewardship duties for this hardware include, but are not limited to, those activities and management functions defined in Schedule A.

SECTION F-3.1     INTEL-BASED SERVERS

                                       Novell Environment
----------------------------------------------------------------------------------------------------------
       SERVER NAME            SERIAL NUMBER              OS                       APPLICATION
========================== ==================== ===================== ====================================
        01ACSZale             D714HWB20097            Netware5                  ACS File Server
-------------------------- -------------------- --------------------- ------------------------------------
         Corplan              D038CXG1K125            Netware6                Novell Login Server
-------------------------- -------------------- --------------------- ------------------------------------
         Email1               D018FFL1K305            Netware6                Novell Email Server
-------------------------- -------------------- --------------------- ------------------------------------
         Zale_1               D114CXG1K056            Netware6                Novell Login Server
-------------------------- -------------------- --------------------- ------------------------------------
         Zale_2               D038CXG1K096            Netware6                Novell Login Server
-------------------------- -------------------- --------------------- ------------------------------------
        Zale_AP1              D040DYT1K765            Netware6                Novell File Server
-------------------------- -------------------- --------------------- ------------------------------------
        Zale_Dev               US92500559             Netware6                Novell File Server
-------------------------- -------------------- --------------------- ------------------------------------

                                 General Purpose NT Environment
----------------------------------------------------------------------------------------------------------
       SERVER NAME            SERIAL NUMBER              OS                       APPLICATION
========================== ==================== ===================== ====================================
-------------------------- -------------------- --------------------- ------------------------------------
           NEO                6J16FSJ1X03P           NT4 Server            New Employee Orientation
-------------------------- -------------------- --------------------- ------------------------------------
         Zaleftz               35995902445          2000 Server                    SmartZone
-------------------------- -------------------- --------------------- ------------------------------------
        ZNTSHIP1              6J34LGP1R02G          2000 Server              FedEX Shipping Server
-------------------------- -------------------- --------------------- ------------------------------------
        ZNTFSRV1              D333LDN1J641        2003 Ent Server      Property Development File Server
-------------------------- -------------------- --------------------- ------------------------------------
         ZNTFAX1              D221FPX1D025          2000 Server               BisComm Fax Server
-------------------------- -------------------- --------------------- ------------------------------------
      DC RF Project           6033DYSZS338          2000 Server               RF Gun Mgmt Server
-------------------------- -------------------- --------------------- ------------------------------------

                                    Microsoft SQL Environment
----------------------------------------------------------------------------------------------------------
       SERVER NAME            SERIAL NUMBER              OS                       APPLICATION
========================== ==================== ===================== ====================================
        ZaleSQL2              D933CP41A006          2000 Server                 Database Server
-------------------------- -------------------- --------------------- ------------------------------------
         ZNTSQL1              D335LQK2H025        2000 Adv Server                 SQL Server
-------------------------- -------------------- --------------------- ------------------------------------

                                    Management & Utility
----------------------------------------------------------------------------------------------------------
       SERVER NAME            SERIAL NUMBER              OS                       APPLICATION
========================== ==================== ===================== ====================================
        Zautosys              6011DT63B686          Win 2000 Pro                    Autosys
-------------------------- -------------------- --------------------- ------------------------------------
        ZNTBlade              D902BX520106          2000 Server              Blade Server Console
-------------------------- -------------------- --------------------- ------------------------------------
         ZNTEMC1              D204JZG1L095        2000 Adv Server            EMC Management Server
-------------------------- -------------------- --------------------- ------------------------------------
        STSDialup             D929CSF1A110           NT4 Server                   RAS Server
-------------------------- -------------------- --------------------- ------------------------------------
        ACSMGMT1              D242KJN2D128          2000 Server              ACS Management Server
-------------------------- -------------------- --------------------- ------------------------------------
         ACSNT1               D738BLC10263          2000 Server                  NetIQ Server
-------------------------- -------------------- --------------------- ------------------------------------

                                  SCHEDULE F-3

-------------------------- -------------------- --------------------- ------------------------------------
        ZNTTECHS              D929CSF1A110          2003 Server               Desktop File Server
-------------------------- -------------------- --------------------- ------------------------------------
        ZNTAVSRV              6J33LGP1L01B          2000 Server             Antivirus Update Server
-------------------------- -------------------- --------------------- ------------------------------------
       Lab Server             D338LDN1H296                                        Test Server
-------------------------- -------------------- --------------------- ------------------------------------
       Lab Server             D338LDN1H167                                        Test Server
-------------------------- -------------------- --------------------- ------------------------------------
       Lab Server             D338LDN1H157                                        Test Server
-------------------------- -------------------- --------------------- ------------------------------------

                                  Pagoda Polling Environment
----------------------------------------------------------------------------------------------------------
       SERVER NAME            SERIAL NUMBER              OS                       APPLICATION
========================== ==================== ===================== ====================================
-------------------------- -------------------- --------------------- ------------------------------------
        Polling1              D926CWJ1A691           NT4 Server              Pagoda Polling Server
-------------------------- -------------------- --------------------- ------------------------------------
        Polling2              D820BX611093           NT4 Server              Pagoda Polling Server
-------------------------- -------------------- --------------------- ------------------------------------

                                        DOT.COM Environment
----------------------------------------------------------------------------------------------------------
       SERVER NAME            SERIAL NUMBER              OS                       APPLICATION
========================== ==================== ===================== ====================================
        ZALINT05               EAWOLDN42G           2000 Server                     DOTCom
-------------------------- -------------------- --------------------- ------------------------------------
        ZALINT06              D334LDN1H610          2000 Server                     DOTCom
-------------------------- -------------------- --------------------- ------------------------------------
        ZALINT07              D334LDN1H366          2000 Server                     DOTCom
-------------------------- -------------------- --------------------- ------------------------------------
        ZALINT08              D334LDN1H583          2000 Server                     DOTCom
-------------------------- -------------------- --------------------- ------------------------------------
        ZALINT09              D333LDN1J867          2000 Server                     DOTCom
-------------------------- -------------------- --------------------- ------------------------------------
        ZALINT10              D334LDN1H434          2000 Server              Exchange server 2000
-------------------------- -------------------- --------------------- ------------------------------------
        ZALINTS11             D029CQX3K074        2000 Adv Server                 Web Server
-------------------------- -------------------- --------------------- ------------------------------------
        ZALINTS12             D029CQX3K061        2000 Adv Server                 Web Server
-------------------------- -------------------- --------------------- ------------------------------------
        ZALINTS13             D029CQX3K034        2000 Adv Server                 CME Server
-------------------------- -------------------- --------------------- ------------------------------------
        ZALINTS14              EASY LDN42G        2003 Adv Server                 Web Server
-------------------------- -------------------- --------------------- ------------------------------------
        ZALINTS15             EAOD MF41 34        2000 Adv Server                 SQL Cluster
-------------------------- -------------------- --------------------- ------------------------------------
        ZALINTS16             EAOC MF41 34        2000 Adv Server                 SQL Cluster
-------------------------- -------------------- --------------------- ------------------------------------
        ZALINTS17             D024DKN1N592           NT4 Server                   Unity Mail
-------------------------- -------------------- --------------------- ------------------------------------
        ZALINTS18             D024DKN1P758           NT4 Server                  Domain server
-------------------------- -------------------- --------------------- ------------------------------------
        ZALINTS19             D030CQX3K051           NT4 Server                    Webtrends
-------------------------- -------------------- --------------------- ------------------------------------
        ZALINTS20             D024DKN1P823           NT4 Server                   FTP server
-------------------------- -------------------- --------------------- ------------------------------------
        ZALINTS21             D024DKN1Q177           NT4 Server                   D.C./Backup
-------------------------- -------------------- --------------------- ------------------------------------
        ZALINTS22             D023DKN1Q404           NT4 Server            D.C./Global Cat/KickMail
-------------------------- -------------------- --------------------- ------------------------------------
        ZALINTS27             D029CQX3K055          2000 Server                Monitoring server
-------------------------- -------------------- --------------------- ------------------------------------
        ZALINTS28             D029CQX3K073          2000 Server               DotCom Test Server
-------------------------- -------------------- --------------------- ------------------------------------
        ZALINTS30             D024DKN1N425          2000 Server               DotCom Test Server
-------------------------- -------------------- --------------------- ------------------------------------
        ZALINTS31             D011CYM1K163          2000 Server               DotCom Test Server
-------------------------- -------------------- --------------------- ------------------------------------
        ZALINTS33             D030CQX3K055          2000 Server               DotCom Test Server
-------------------------- -------------------- --------------------- ------------------------------------
        ZALINTS34             D030CQX3K011          2000 Server               DotCom Test Server
-------------------------- -------------------- --------------------- ------------------------------------
        ZALINTS35             D112FSB1K895          2000 Server            Credit Card verification
-------------------------- -------------------- --------------------- ------------------------------------
        ZALINTS36             D029CQX3K085        2003 Ent Server             DotCom Test Server
-------------------------- -------------------- --------------------- ------------------------------------
        ZALINTS37             D029CQX3K069        2003 Ent Server             DotCom Test Server
-------------------------- -------------------- --------------------- ------------------------------------
        ZALINTS24             D951DDN1K370          2000 Server               DotCom Test Server
-------------------------- -------------------- --------------------- ------------------------------------
        ZALINTS25             D951DDN1K410          2000 Server               DotCom Test Server
-------------------------- -------------------- --------------------- ------------------------------------
         RA 4100              D024DBX10587                                         Test SAN
-------------------------- -------------------- --------------------- ------------------------------------
         MSA1000               USZ0328750                                          Test SAN
-------------------------- -------------------- --------------------- ------------------------------------
         MSA1000              9J37JN7179MZ                                    cluster drive array
-------------------------- -------------------- --------------------- ------------------------------------


                                  SCHEDULE F-3

-------------------------- -------------------- --------------------- ------------------------------------
         MSA30SB               Z5JHLMPX36                                     cluster drive array
-------------------------- -------------------- --------------------- ------------------------------------
   Fiber Ch 7-port Hub          4DH015148                                         Production
-------------------------- -------------------- --------------------- ------------------------------------
   Fiber Ch 7-port Hub          4DK015808                                         Production
-------------------------- -------------------- --------------------- ------------------------------------
    Fiber Channel Hub           4DH015148                                         Production
-------------------------- -------------------- --------------------- ------------------------------------
        ACSTL891               2K80923022                                         Tape System
-------------------------- -------------------- --------------------- ------------------------------------
        ACSTL891              3G05CR84P014                                        Tape System
-------------------------- -------------------- --------------------- ------------------------------------

                                       Arthur Environment
----------------------------------------------------------------------------------------------------------
       SERVER NAME            SERIAL NUMBER              OS                       APPLICATION
========================== ==================== ===================== ====================================
-------------------------- -------------------- --------------------- ------------------------------------
         ZNTART1              D305LDN1J451          2000 Server                  Arthur Server
-------------------------- -------------------- --------------------- ------------------------------------
         ZNTART2              D305LDN1J510          2000 Server                  Arthur Server
-------------------------- -------------------- --------------------- ------------------------------------
         ZNTART3              D305LDN1J542          2000 Server                  Arthur Server
-------------------------- -------------------- --------------------- ------------------------------------
         ZNTART4              D305LDN1J491          2000 Server                  Arthur Server
-------------------------- -------------------- --------------------- ------------------------------------
         ZNTART5              D305LDN1J539          2000 Server                  Arthur Server
-------------------------- -------------------- --------------------- ------------------------------------

                                   Diamond Sourcing Environment
----------------------------------------------------------------------------------------------------------
       SERVER NAME            SERIAL NUMBER              OS                       APPLICATION
========================== ==================== ===================== ====================================
        ZNTDISO1               EBAPLDN72G           2000 Server                Deployment Server
-------------------------- -------------------- --------------------- ------------------------------------
        ZNTDISO2               EBCXLPN72G           2000 Server                Demand Management
-------------------------- -------------------- --------------------- ------------------------------------
        ZNTDISO4              6J33LGP1L01D          2000 Server                 DSI Enterprise
-------------------------- -------------------- --------------------- ------------------------------------
        ZNTDISO5              6J33LGP1R02Z          2000 Server              Business Intelligence
-------------------------- -------------------- --------------------- ------------------------------------
        ZNTDISO6               EA2WOLN72R           2002 Server                     ZAP Web
-------------------------- -------------------- --------------------- ------------------------------------
        ZNTDISO8               EA80LDN72R           2000 Server               Loftware Enterprise
-------------------------- -------------------- --------------------- ------------------------------------
        ZNTDISO9               EA3MLDN72R           2000 Server              PSD & Demand Mgmt Dev
-------------------------- -------------------- --------------------- ------------------------------------

                                  Call Center / Epiphany Environment
----------------------------------------------------------------------------------------------------------
       SERVER NAME            SERIAL NUMBER              OS                       APPLICATION
========================== ==================== ===================== ====================================
        ZNTCASRV              6J36LGP1J0AE          2000 Server                 CA ServiceDesk
-------------------------- -------------------- --------------------- ------------------------------------
         ZNTIVR1              D304LDN1D643          2000 Server                Edify IVR Server
-------------------------- -------------------- --------------------- ------------------------------------
         ZNTIVR2              D304LDN1D636          2000 Server                Edify IVR Server
-------------------------- -------------------- --------------------- ------------------------------------
         ZNTIVR3               M01ZKVJ61W           2000 Server              Edify Test IVR Server
-------------------------- -------------------- --------------------- ------------------------------------
        ZNTSYMP1               EA6NLDN83M           2000 Server                Symposium Server
-------------------------- -------------------- --------------------- ------------------------------------
        ZNTSYMP2               EA6KLDN83M           2000 Server                Symposium Server
-------------------------- -------------------- --------------------- ------------------------------------
        ZNTSYMP3               EA6RLDN83M           2000 Server                Symposium Server
-------------------------- -------------------- --------------------- ------------------------------------
        ZNTSYMP4               M04CLGP13L           2000 Server                Symposium Server
-------------------------- -------------------- --------------------- ------------------------------------
                                                                           Vcalldev - Epiph SSCCdev
                                                                           Vmktgdev - Epiph mktg dev
                                                                         Vcustdev - Epiph custcare dev
        VMSRVR01               M01XMLN12T          VMWare ESX2.5          Vcalltst - Epiph SSCC test
-------------------------- -------------------- --------------------- ------------------------------------
                                                                          Vcust - Epiph custcare prod
        VMSRVR02               EAC1MND23P          VMWare ESX2.5            Vsscc - Epiph SSCC prod
-------------------------- -------------------- --------------------- ------------------------------------
        VMSRVR03               EAADMND23P          VMWare ESX2.5            Vmktg - Epiph mktg prod
-------------------------- -------------------- --------------------- ------------------------------------

                                  SCHEDULE F-3

                                     NT GroupWise Environment
----------------------------------------------------------------------------------------------------------
       SERVER NAME            SERIAL NUMBER              OS                       APPLICATION
========================== ==================== ===================== ====================================
-------------------------- -------------------- --------------------- ------------------------------------
        ZNTGOPO1               EADPLDN72R           2000 Server              GroupWise 6.5 Server
-------------------------- -------------------- --------------------- ------------------------------------
        ZNTGOPO2               EAL2LDN72R           2000 Server              GroupWise 6.5 Server
-------------------------- -------------------- --------------------- ------------------------------------
        ZNTGOPO3               EB6ALDN72R           2000 Server              GroupWise 6.5 Server
-------------------------- -------------------- --------------------- ------------------------------------
        ZNTGOPOT              D933CP41A064          2000 Server              GroupWise 6.5 Server
-------------------------- -------------------- --------------------- ------------------------------------
        ZNTGOGWW               M01ELGPD2P           2000 Server              GroupWise 6.5 Server
-------------------------- -------------------- --------------------- ------------------------------------
         ZNTGWIA              D306LDN1H729          2000 Server              GroupWise 6.5 Server
-------------------------- -------------------- --------------------- ------------------------------------
         ZNTGWW               D305LDN1J612          2000 Server              GroupWise 6.5 Server
-------------------------- -------------------- --------------------- ------------------------------------
         ZNTMTA               D306LDN1H814          2000 Server              GroupWise 6.5 Server
-------------------------- -------------------- --------------------- ------------------------------------
         ZNTSP01              D305LDN1J459          2000 Server              GroupWise 6.5 Server
-------------------------- -------------------- --------------------- ------------------------------------
         ZNTSP02              D306LDN1J010          2000 Server              GroupWise 6.5 Server
-------------------------- -------------------- --------------------- ------------------------------------


                                         Citrix Environment
----------------------------------------------------------------------------------------------------------
       SERVER NAME            SERIAL NUMBER              OS                       APPLICATION
========================== ==================== ===================== ====================================
        ZNTCMF06               M01SMLN12T           2000 Server               Metaframe XP Server
-------------------------- -------------------- --------------------- ------------------------------------
        ZNTCMF07               M01NMLN12T           2000 Server               Metaframe XP Server
-------------------------- -------------------- --------------------- ------------------------------------
        ZNTCMF08               M01FMLN12T           2000 Server               Metaframe XP Server
-------------------------- -------------------- --------------------- ------------------------------------
        ZNTCMF09               M035MLN12T           2000 Server               Metaframe XP Server
-------------------------- -------------------- --------------------- ------------------------------------
        ZNTCMF10               M037MLN12T           2000 Server               Metaframe XP Server
-------------------------- -------------------- --------------------- ------------------------------------
        ZNTCMF11               M02EMLN12T           2000 Server               Metaframe XP Server
-------------------------- -------------------- --------------------- ------------------------------------
        ZNTCMF12               M02FMLN12T           2000 Server               Metaframe XP Server
-------------------------- -------------------- --------------------- ------------------------------------

                                     Intranet Environment
----------------------------------------------------------------------------------------------------------
       SERVER NAME            SERIAL NUMBER              OS                       APPLICATION
========================== ==================== ===================== ====================================
        Intranet1             D038DYV1L065        2000 Adv Server               Intranet Server
-------------------------- -------------------- --------------------- ------------------------------------
        Intranet2             D038DYV1K798        2000 Adv Server               Intranet Server
-------------------------- -------------------- --------------------- ------------------------------------
        Intranet3             D316LDN1K717        2000 Adv Server               Intranet Server
-------------------------- -------------------- --------------------- ------------------------------------
        Intranet4             D316LDN1K716        2000 Adv Server               Intranet Server
-------------------------- -------------------- --------------------- ------------------------------------
        ZNTPROXY3              M03ZLGPD2H         2000 Adv Server                Proxy Server
-------------------------- -------------------- --------------------- ------------------------------------
        ZNTPROXY4              M03YLGPD2H         2000 Adv Server                Proxy Server
-------------------------- -------------------- --------------------- ------------------------------------

                          Business Objects Environment
----------------------------------------------------------------------------------------------------------
       SERVER NAME            SERIAL NUMBER              OS                       APPLICATION
========================== ==================== ===================== ====================================
          FSDOC               D849CFS10118          2000 Server               Application Server
-------------------------- -------------------- --------------------- ------------------------------------
        ZNTZABO1              D326FSY1H154        2000 Adv Server           Business Objects Server
-------------------------- -------------------- --------------------- ------------------------------------
        ZNTZABO2              D326FSY1H150        2000 Adv Server           Business Objects Server
-------------------------- -------------------- --------------------- ------------------------------------
        ZNTZABO3              D040DYT1L944        2000 Adv Server             Application Server
-------------------------- -------------------- --------------------- ------------------------------------

                                       WorkFlow Environment
----------------------------------------------------------------------------------------------------------
       SERVER NAME            SERIAL NUMBER              OS                       APPLICATION
========================== ==================== ===================== ====================================
        ZNTFLOW1              6J36LGP1J0C0          2000 Server                 Workflow Server
-------------------------- -------------------- --------------------- ------------------------------------
        ZNTFLOW2               M0LXLGP11J           2000 Server                 Workflow Server
-------------------------- -------------------- --------------------- ------------------------------------


                                  SCHEDULE F-3

        ZNTWFTST              6J36LGP1J0C7          2000 Server              Workflow Test Server
-------------------------- -------------------- --------------------- ------------------------------------
        ZNTWSRV1              D327LDN1J112        2000 Adv Server               Workflow Server
-------------------------- -------------------- --------------------- ------------------------------------
        ZNTWSRV2              D327LDN1H705        2000 Adv Server               Workflow Server
-------------------------- -------------------- --------------------- ------------------------------------

                                          RTS Environment
----------------------------------------------------------------------------------------------------------
       SERVER NAME            SERIAL NUMBER              OS                       APPLICATION
========================== ==================== ===================== ====================================
         ZNTRTS1              D303LDN1D227        2000 Adv Server                 RTS Server
-------------------------- -------------------- --------------------- ------------------------------------
         ZNTRTS2              D303LDN1D228        2000 Adv Server                 RTS Server
-------------------------- -------------------- --------------------- ------------------------------------
         ZNTRTS3              D303LDN1D203          2000 Server                 RTS Test Server
-------------------------- -------------------- --------------------- ------------------------------------
         ZNTRTS4              D303LDN1D229          2000 Server                   RTS Server
-------------------------- -------------------- --------------------- ------------------------------------

                                        SOX Environment
----------------------------------------------------------------------------------------------------------
       SERVER NAME            SERIAL NUMBER              OS                       APPLICATION
========================== ==================== ===================== ====================================
         ZNTSOX1               M054LGP121           2000 Server             Production RCTS Server
-------------------------- -------------------- --------------------- ------------------------------------

                                        MagnaWare Environment
----------------------------------------------------------------------------------------------------------
       SERVER NAME            SERIAL NUMBER              OS                       APPLICATION
========================== ==================== ===================== ====================================
         ZLXMGW1              D024DKN1N423            RH Linux             MagnaWare Capture Server
-------------------------- -------------------- --------------------- ====================================
         ZLXMGW2              D016CYM1K032            RH Linux               MagnaWare Web Server
-------------------------- -------------------- --------------------- ====================================
         ZNTMGW3              D035FFL1K266          2000 Server            MagnaWare Parsing Server
-------------------------- -------------------- --------------------- ------------------------------------

                                     Security Camera Systems
----------------------------------------------------------------------------------------------------------
       SERVER NAME            SERIAL NUMBER              OS                       APPLICATION
========================== ==================== ===================== ====================================
        ZXPSEC01              CNS0000058951            XP Pro              Under DvDallas Management
-------------------------- -------------------- --------------------- ------------------------------------
        ZXPSEC02              CNS0000058975            XP Pro              Under DvDallas Management
-------------------------- -------------------- --------------------- ------------------------------------
        ZXPSEC03              CNS0000058954            XP Pro              Under DvDallas Management
-------------------------- -------------------- --------------------- ------------------------------------
        ZXPSEC04              CNS0000058953            XP Pro              Under DvDallas Management
-------------------------- -------------------- --------------------- ------------------------------------
        ZXPSEC05              CNS0000058956            XP Pro              Under DvDallas Management
-------------------------- -------------------- --------------------- ------------------------------------
        ZXPSEC06              CNS0000058950            XP Pro              Under DvDallas Management
-------------------------- -------------------- --------------------- ------------------------------------
        ZXPSEC07              CNS0000058952            XP Pro              Under DvDallas Management
-------------------------- -------------------- --------------------- ------------------------------------
        ZXPSEC08              CNS0000058955            XP Pro              Under DvDallas Management
-------------------------- -------------------- --------------------- ------------------------------------

                                         NGS Environment
----------------------------------------------------------------------------------------------------------
       SERVER NAME            SERIAL NUMBER              OS                       APPLICATION
========================== ==================== ===================== ====================================
         TESTAPP                 C9RNL71            2003 Server               NGS Test App Server
-------------------------- -------------------- --------------------- ------------------------------------
         TESTSQL              D016CYM1K013        2003 Ent Server             NGS Test SQL Server
-------------------------- -------------------- --------------------- ------------------------------------
        ZNTNGS07              D035FFL1K286          2003 Server                  Sygate server
-------------------------- -------------------- --------------------- ------------------------------------

                                  SCHEDULE F-3

                                 Decommissioned
----------------------------------------------------------------------------------------------------------
       SERVER NAME            SERIAL NUMBER              OS                       APPLICATION
========================== ==================== ===================== ====================================
         8500-1               D022BX71K083               NA                     Decommissioned
-------------------------- -------------------- --------------------- ------------------------------------
         8500-2               D021CL61K033               NA                     Decommissioned
-------------------------- -------------------- --------------------- ------------------------------------
         RA 4100              D024DBX10231           Dotcom SAN                 Decommissioned
-------------------------- -------------------- --------------------- ------------------------------------



SECTION F-3.2     HP-UX SERVERS

NAME                         SERIAL NUMBER                OS          APPLICATIONS
-----------------------------------------------------------------------------------------------------------
ZaleHP20                     USM4133926          HPUX 11i             Production Server
ZaleHP22                     USM40192            HPUX 11i             Production Server
ZaleHP23/ZaleHP24            USE4414CD5          HPUX 11i             Production/Development
ZaleHP25/ZaleHP26            USE4414CD4          HPUX 11i             Production/Development
Tundra                       USL44049VE          HPUX 11i             HRIS WEB Server
Tacoma                       USL44049VF          HPUX 11i             HRIS WEB Server

SECTION F-3.3     ISERIES SERVERS

NAME                         SERIAL NUMBER                OS          APPLICATIONS
------------------------------------------------------------------------------------------------------------
ZaleAS1/2/3                  S1079F8B (23-YX776       OS/400          iSeries Application Server
                             terminal)

SECTION F-3.4     SUPPORT EQUIPMENT

NAME                         SERIAL NUMBER                OS          APPLICATIONS
------------------------------------------------------------------------------------------------------------
ADIC Scaler 1000             201101359               Tape Library     Tape Library
                             201200817
                             201201138
------------------------------------------------------------------------------------------------------------
CYBEX AVOCENT                Various                 Console Hub      Console Hub
------------------------------------------------------------------------------------------------------------

                                  SCHEDULE F-4


              F-4: NETWORK ASSETS OWNED BY ZALE AND OPERATED BY ACS

         The customer owned network hardware to be operated by ACS at the Effective Date is listed in the following table. The hardware will change from time to time and the Parties agree to maintain, separate from this Agreement, an updated copy of said hardware. During the Term of the Agreement, ACS is responsible for operating and overseeing the associated peripheral and support/environment equipment required to operate the listed equipment. ACS stewardship duties for this hardware include, but are not limited to, those activities and management functions defined in Schedule A.

      HOST            MSERIAL             SERIAL               MANUF                       DESCRIPTION
---------------------------------------------------------------------------------------------------------------------
Zale Irving Closet Switches
---------------------------------------------------------------------------------------------------------------------
ZALIRVX7C                          FOX080309J7          CISCO SYSTEMS        CATALYST 4506 7C CLOSET IRVING
---------------------------------------------------------------------------------------------------------------------
ZALIRVX7D                          FOX082701LS          CISCO SYSTEMS        CATALYST 4506 7D CLOSET IRVING
---------------------------------------------------------------------------------------------------------------------
ZALIRVX6D                          FOX082501KW          CISCO SYSTEMS        CATALYST 4506 6D CLOSET IRVING
---------------------------------------------------------------------------------------------------------------------
ZALIRVX4E                          FOX080602NV          CISCO SYSTEMS        CATALYST 4506 4E CLOSET IRVING
---------------------------------------------------------------------------------------------------------------------
ZALIRVX7AW                         FOX072802AC          CISCO SYSTEMS        CATALYST 4506 7A West CLOSET IRVING
---------------------------------------------------------------------------------------------------------------------
ZALIRVX6AW                         FOX0637SOEV          CISCO SYSTEMS        CATALYST 4506 6A West CLOSET IRVING
---------------------------------------------------------------------------------------------------------------------
ZALIRVX6AE                         FOX090400ZL          CISCO SYSTEMS        CATALYST 4506 6A East CLOSET IRVING
---------------------------------------------------------------------------------------------------------------------
ZALIRVX5AW                         FOX0645109B          CISCO SYSTEMS        CATALYST 4506 5A West CLOSET IRVING
---------------------------------------------------------------------------------------------------------------------
ZALIRVX5AE                         FOX06381LG5          CISCO SYSTEMS        CATALYST 4506 5A East CLOSET IRVING
---------------------------------------------------------------------------------------------------------------------
ZALIRVX7BE                         FOX065016FL          CISCO SYSTEMS        CATALYST 4506 7B East CLOSET IRVING
---------------------------------------------------------------------------------------------------------------------
ZALIRVX6BW                         FOX073302K1          CISCO SYSTEMS        CATALYST 4506 6B West CLOSET IRVING
---------------------------------------------------------------------------------------------------------------------
ZALIRVX6BE                         FOX0722027P          CISCO SYSTEMS        CATALYST 4506 6B East CLOSET IRVING
---------------------------------------------------------------------------------------------------------------------
ZALIRVX5BW                         FOX071701Y6          CISCO SYSTEMS        CATALYST 4506 5B West CLOSET IRVING
---------------------------------------------------------------------------------------------------------------------
ZALIRVX5BE                         FOX071800Q9          CISCO SYSTEMS        CATALYST 4506 5B East CLOSET IRVING
---------------------------------------------------------------------------------------------------------------------
ZALIRVX4D                          FOX082703M8          CISCO SYSTEMS        CATALYST 4506 4D CLOSET IRVING
---------------------------------------------------------------------------------------------------------------------
ZALIRVX07                          FOX081800BK          CISCO SYSTEMS        CATALYST 4507 SNCC IRVING
---------------------------------------------------------------------------------------------------------------------
ZALIRVX05                          FHK0703Y0F8          CISCO SYSTEMS        CATALYST 2950 Switch for DMZ
---------------------------------------------------------------------------------------------------------------------
ZALIRVX5D                          FOX06320PA4          CISCO SYSTEMS        CATALYST 4000 Switch for Call Center
---------------------------------------------------------------------------------------------------------------------
ZALIRVX06                          FHK0703Z0CX          CISCO SYSTEMS        CATALYST 2950 Switch for DMZ
---------------------------------------------------------------------------------------------------------------------
ZALIRVX61                          FHK0704X186          CISCO SYSTEMS        CATALYST 2950 Switch for DC
---------------------------------------------------------------------------------------------------------------------
ZALIRVX62                          FHK0704X18Q          CISCO SYSTEMS        CATALYST 2950 Switch for DC
---------------------------------------------------------------------------------------------------------------------
ZALIRVX63                          FHK0704W18X          CISCO SYSTEMS        CATALYST 2950 Switch for DC
---------------------------------------------------------------------------------------------------------------------
ZALIRVX5C                          FOX074406SY          CISCO SYSTEMS        Catalyst 4506 Switch in 5C
---------------------------------------------------------------------------------------------------------------------
ZALIRVX3C                          FOC0746W0UY          CISCO SYSTEMS        Catalyst 2950 Switch in 3C
---------------------------------------------------------------------------------------------------------------------
ZALIRVX4E2                         FOC0748X0V5          CISCO SYSTEMS        Catalyst 2950 Switch in SNCC for Store
                                                                             Security Network WS- C2950G-48-EI
---------------------------------------------------------------------------------------------------------------------
ZALIRVX4E3                         FOC0748X0UT          CISCO SYSTEMS        Catalyst 2950 Switch in 4E for Store
                                                                             Security Network WS-C2950G-48-EI,
---------------------------------------------------------------------------------------------------------------------

                                  SCHEDULE F-4

      HOST            MSERIAL             SERIAL               MANUF                       DESCRIPTION
---------------------------------------------------------------------------------------------------------------------
Zale Irving Switch Backbone
---------------------------------------------------------------------------------------------------------------------
ZALIRVX03                          SMG0625A05Z          CISCO SYSTEMS        CATALYST 6509 "A" Wing 7AE
---------------------------------------------------------------------------------------------------------------------
ZALIRVX04                          SMG0625A05S          CISCO SYSTEMS        CATALYST 6509 "B" Wing 7BW
---------------------------------------------------------------------------------------------------------------------
ZALIRVX01         TBA05260922      TBA05260922          CISCO SYSTEMS        WS-C6509 CATALYST CHASSIS
---------------------------------------------------------------------------------------------------------------------
ZALIRVX01         TBA05260922      SAD0522009D          CISCO SYSTEMS        WS-X6K-S2-MSFC2 CATALYST 6500
---------------------------------------------------------------------------------------------------------------------
ZALIRVX01         TBA05260922      SAD05200815          CISCO SYSTEMS        WS-X6K-S2-MSFC2/2 CAT 6500 RED
---------------------------------------------------------------------------------------------------------------------
ZALIRVX01         TBA05260922      SAL05258PWQ          CISCO SYSTEMS        WS-X6348-RJ-45 CATALYST
---------------------------------------------------------------------------------------------------------------------
ZALIRVX01         TBA05260922      SAD0524056W          CISCO SYSTEMS        WS-X6516-GBIC CAT 6500 16-PORT
---------------------------------------------------------------------------------------------------------------------
ZALIRVX01         TBA05260922      SSAD05070ZJV         CISCO SYSTEMS        WS-X6516-GBIC CAT 6500 16-PORT
---------------------------------------------------------------------------------------------------------------------
ZALIRVX01         TBA05260922      SSAD05070LEH         CISCO SYSTEMS        WS-X6516-GBIC CAT 6500 16-PORT
---------------------------------------------------------------------------------------------------------------------
ZALIRVX01         TBA05260922      SSAD05070YX8         CISCO SYSTEMS        WS-X6516-GBIC CAT 6500 16-PORT
---------------------------------------------------------------------------------------------------------------------
ZALIRVX02         TBA05260839      TBA05260839          CISCO SYSTEMS        WS-C6509 CATALYST CHASSIS
---------------------------------------------------------------------------------------------------------------------
ZALIRVX02         TBA05260839      SAD052200BE          CISCO SYSTEMS        WS-X6K-S2-MSFC2 CATALYST 6500
---------------------------------------------------------------------------------------------------------------------
ZALIRVX02         TBA05260839      SAD0522027T          CISCO SYSTEMS        WS-X6K-S2-MSFC2/2 CAT 6500 RED
---------------------------------------------------------------------------------------------------------------------
ZALIRVX02         TBA05260839      SAL05248MNY          CISCO SYSTEMS        WS-X6348-RJ-45 CATALYST
---------------------------------------------------------------------------------------------------------------------
ZALIRVX02         TBA05260839      SAD0524057B          CISCO SYSTEMS        WS-X6516-GBIC CAT 6500 16-PORT
---------------------------------------------------------------------------------------------------------------------
ZALIRVX02         TBA05260839      SSAD052600S0         CISCO SYSTEMS        WS-X6516-GBIC CAT 6500 16-PORT
---------------------------------------------------------------------------------------------------------------------
ZALIRVX02         TBA05260839      SSAD05070YWW         CISCO SYSTEMS        WS-X6516-GBIC CAT 6500 16-PORT
---------------------------------------------------------------------------------------------------------------------
ZALIRVX02         TBA05260839      SSAD05070ZG8         CISCO SYSTEMS        WS-X6516-GBIC CAT 6500 16-PORT
---------------------------------------------------------------------------------------------------------------------
Zale Irving Routers, Switches, Firewalls, Load balancers
---------------------------------------------------------------------------------------------------------------------
ZALIRVH01                          Z182552              BAY NETWORKS         24 PORT 10 BASET HUB NA
---------------------------------------------------------------------------------------------------------------------
ZALIRVH02                          5863094              BAY NETWORKS         TR WG ANALYZER W/STP
---------------------------------------------------------------------------------------------------------------------
ZALIRVF01                          88807044603          CISCO                Cisco PIX 525 at Zale
---------------------------------------------------------------------------------------------------------------------
ZALIRVF02                          88807050951          CISCO                Cisco PIX 525 at Zale
---------------------------------------------------------------------------------------------------------------------
ZALINTR03         JAB043386UH      JAB043386UH          CISCO SYSTEMS        CISCO2610 ETHERNET ROUTER at G.O.
---------------------------------------------------------------------------------------------------------------------
ZALINTR03         JAB043386UH      19817660             CISCO SYSTEMS        WIC-1T 1-PORT SERIAL WAN CARD
---------------------------------------------------------------------------------------------------------------------
ZALINTR03         JAB043386UH      19009276             CISCO SYSTEMS        WIC-1DSU-T1 T1 DSU/CSU WAN
---------------------------------------------------------------------------------------------------------------------
ZALINTR04         JAB043386UJ      JAB043386UJ          CISCO SYSTEMS        CISCO2610 ETHERNET ROUTER at G.O.
---------------------------------------------------------------------------------------------------------------------
ZALINTR04         JAB043386UJ      19853889             CISCO SYSTEMS        WIC-1T 1-PORT SERIAL WAN CARD
---------------------------------------------------------------------------------------------------------------------
ZALINTR04         JAB043386UJ      19898305             CISCO SYSTEMS        WIC-1DSU-T1 T1 DSU/CSU WAN
---------------------------------------------------------------------------------------------------------------------
ZALNS02-1                          11151                F5 NETWORKS          F5-3DNS at Irving
---------------------------------------------------------------------------------------------------------------------
ZALNS02-2                          11186                F5 NETWORKS          F5-3DNS at Irving
---------------------------------------------------------------------------------------------------------------------
ZALINTX03         FOX04193155      FOX04193155          CISCO SYSTEMS        WS-C4006-S2 CATALYST 4000 at G.O.
---------------------------------------------------------------------------------------------------------------------
ZALINTX03         FOX04193155      JAB043701XX          CISCO SYSTEMS        WS-X4232-L3
---------------------------------------------------------------------------------------------------------------------
ZALINTX03         FOX04193155      JAB042509U9          CISCO SYSTEMS        WS-X4148-RJ CATALYST 4000
---------------------------------------------------------------------------------------------------------------------
ZALINTX03         FOX04193155      JAB041907TC          CISCO SYSTEMS        WS-X4019 CATALYST 4006 BACKBON
---------------------------------------------------------------------------------------------------------------------
ZALINTX04         FOX04193179      FOX04193179          CISCO SYSTEMS        WS-C4006-S2 CATALYST 4000 at G.O.
---------------------------------------------------------------------------------------------------------------------
ZALINTX04         FOX04193179      JAB043300DM          CISCO SYSTEMS        WS-X4232-L3
---------------------------------------------------------------------------------------------------------------------
ZALINTX04         FOX04193179      JAF042100E5          CISCO SYSTEMS        WS-X4148-RJ CATALYST 4000
---------------------------------------------------------------------------------------------------------------------
ZALINTX04         FOX04193179      JAB041907T6          CISCO SYSTEMS        WS-X4019 CATALYST 4006 BACKBON
---------------------------------------------------------------------------------------------------------------------
ZALIRVR08         JMX0709L42B      JMX0709L42B          CISCO SYSTEMS        Cisco 3725 DS3 at Zale
---------------------------------------------------------------------------------------------------------------------
ZALIRVR08         JMX0709L42B      29711970             CISCO SYSTEMS        WIC 1 DSU T1 Card
---------------------------------------------------------------------------------------------------------------------


                                  SCHEDULE F-4

      HOST            MSERIAL             SERIAL               MANUF                       DESCRIPTION
---------------------------------------------------------------------------------------------------------------------
ZALAMXR01                          250667788            CISCO SYSTEMS        2524 AMEX Router at G.O.
---------------------------------------------------------------------------------------------------------------------
ZALIDS01                           CNM7U11BRB           CISCO SYSTEMS        IDS-4215-4FE-K9 IDS system managing
                                                                             the AT&T Managed Internet DS3
---------------------------------------------------------------------------------------------------------------------
ZALIRVCS01                                              CISCO SYSTEMS        Cisco CSS11501 Content Switch w/ GE
                                   JAB083405RF                               SFP, LC Connector SX transceiver
---------------------------------------------------------------------------------------------------------------------
ZALIRVCS02                                              CISCO SYSTEMS        Cisco CSS11501 Content Switch w/ GE
                                   JAB083405RP                               SFP, LC Connector SX transceiver
---------------------------------------------------------------------------------------------------------------------
ZALINTR01         JAB043386V0      JAB043386V0          CISCO SYSTEMS        2610 ETHERNET ROUTER to G.O.
---------------------------------------------------------------------------------------------------------------------
ZALINTR01         JAB043386V0      19853968             CISCO SYSTEMS        WIC-1T 1-PORT SERIAL WAN CARD
---------------------------------------------------------------------------------------------------------------------
ZALINTR01         JAB043386V0      19901367             CISCO SYSTEMS        WIC-1DSU-T1 T1 DSU/CSU WAN
---------------------------------------------------------------------------------------------------------------------
ZALINTR02         JAB043386V1      JAB043386V1          CISCO SYSTEMS        2610 ETHERNET ROUTER to G.O.
---------------------------------------------------------------------------------------------------------------------
ZALINTR02         JAB043386V1      19854285             CISCO SYSTEMS        WIC-1T 1-PORT SERIAL WAN CARD
---------------------------------------------------------------------------------------------------------------------
ZALINTR02         JAB043386V1      19951458             CISCO SYSTEMS        WIC-1DSU-T1 T1 DSU/CSU WAN
---------------------------------------------------------------------------------------------------------------------
ZALIRVR09         JAB04358AZQ      JAB04358AZQ          CISCO SYSTEMS        CISCO2610 ETHERNET ROUTER
---------------------------------------------------------------------------------------------------------------------
ZALIRVR09         JAB04358AZQ      20173394             CISCO SYSTEMS        WIC-1DSU-T1 T1 DSU/CSU WAN
---------------------------------------------------------------------------------------------------------------------
ZALIRVR01         50015877         50015877             CISCO SYSTEMS        CISCO 7505 5-SLOT
---------------------------------------------------------------------------------------------------------------------
ZALIRVR01         50015877         25251045             CISCO SYSTEMS        FEIP2-DSW-2TX
---------------------------------------------------------------------------------------------------------------------
ZALIRVR02         364109065        364109065            CISCO SYSTEMS        CISCO3640 4-SLOT MODULAR RTER
---------------------------------------------------------------------------------------------------------------------
ZALIRVR02         364109065        15154067             CISCO SYSTEMS        NM-1E1R2W 1 ETHR TOKEN RG CARD
---------------------------------------------------------------------------------------------------------------------
ZALIRVR02         364109065        11422094             CISCO SYSTEMS        NM-1E1R2W 1 ETHR TOKEN RG CARD
---------------------------------------------------------------------------------------------------------------------
ZALIRVR02         364109065        11928792             CISCO SYSTEMS        NM-1E1R2W 1 ETHR TOKEN RG CARD
---------------------------------------------------------------------------------------------------------------------
ZALIRVR02         364109065        13868049             CISCO SYSTEMS        WIC-1T 1-PORT SERIAL WAN CARD
---------------------------------------------------------------------------------------------------------------------
ZALIRVR02         364109065        13857813             CISCO SYSTEMS        WIC-1DSU-T1 T1 DSU/CSU WAN
---------------------------------------------------------------------------------------------------------------------
ZALIRVR02         364109065        25164306             CISCO SYSTEMS        NM-1FE-TX 1-PORT ETH NETWK MOD
---------------------------------------------------------------------------------------------------------------------
ZALIRVR02         364109065        19252179             CISCO SYSTEMS        WIC-1DSU-T1 T1 DSU/CSU WAN
---------------------------------------------------------------------------------------------------------------------
ZALIRVR10         JMX0808L8JE      JMX0808L8JE          CISCO SYSTEMS        2611 DUAL ETHERNET MOD ROUTER
---------------------------------------------------------------------------------------------------------------------
ZALIRVR10         JMX0808L8JE      29693449             CISCO SYSTEMS        WIC 1 DSU T1 CARD
---------------------------------------------------------------------------------------------------------------------
ZALINTLD1                          12395                F5 NETWORKS          BIG IP Load Balancer
---------------------------------------------------------------------------------------------------------------------
ZALINTLD2                          12346                F5 NETWORKS          BIG IP Load Balancer
---------------------------------------------------------------------------------------------------------------------
No Name                            Multiple             MultiTech            Polling Modem farm
---------------------------------------------------------------------------------------------------------------------
Haskell Routers, Switches, Firewalls, Load balancers
---------------------------------------------------------------------------------------------------------------------
ZALIRVFW1                          44405512295          CISCO                Cisco PIX 515 at ACS Haskell
---------------------------------------------------------------------------------------------------------------------
ZALINTX01         FOX04183789      FOX04183789          CISCO SYSTEMS        CATALYST 4000 at Haskell
---------------------------------------------------------------------------------------------------------------------
ZALINTX01         FOX04183789      JAE042218U1          CISCO SYSTEMS        WS-X4148-RJ Catalyst 4000
---------------------------------------------------------------------------------------------------------------------
ZALINTX01         FOX04183789      JAB041907SL          CISCO SYSTEMS        WS-X4019 Catalyst 4006 Backbone
---------------------------------------------------------------------------------------------------------------------
ZALINTX01         FOX04183789      JAB0450048K          CISCO SYSTEMS        WS-X4232-L3
---------------------------------------------------------------------------------------------------------------------
ZALINTX02         FOX04193068      FOX04193068          CISCO SYSTEMS        CATALYST 4000 at Haskell
---------------------------------------------------------------------------------------------------------------------
ZALINTX02         FOX04193068      JAB042509X4          CISCO SYSTEMS        WS-X4148-RJ Catalyst 4000
---------------------------------------------------------------------------------------------------------------------
ZALINTX02         FOX04193068      JAB041907SB          CISCO SYSTEMS        WS-X4019 Catalyst 4006 Backbone
---------------------------------------------------------------------------------------------------------------------
ZALINTX02         FOX04193068      JAB042409F3          CISCO SYSTEMS        WS-X4232-L3
---------------------------------------------------------------------------------------------------------------------
ZALINTF01                          88807042477          CISCO SYSTEMS        Cisco PIX 525
---------------------------------------------------------------------------------------------------------------------
ZALINTF02                          88807044598          CISCO SYSTEMS        Cisco PIX 525
---------------------------------------------------------------------------------------------------------------------
ZALNS01-1                          10927                F5 NETWORKS          F5-3DNS at Haskell
---------------------------------------------------------------------------------------------------------------------
ZALNS01-2                          10943                F5 NETWORKS          F5-3DNS at Haskell
---------------------------------------------------------------------------------------------------------------------
ZALDALR01                          50015999             CISCO SYSTEMS        7505 5 SLOT ROUTER
---------------------------------------------------------------------------------------------------------------------

                                  SCHEDULE F-4

      HOST            MSERIAL             SERIAL               MANUF                       DESCRIPTION
---------------------------------------------------------------------------------------------------------------------
ZALDALR02                          JAB043586KV          CISCO SYSTEMS        2620 ETHERNET ROUTER
---------------------------------------------------------------------------------------------------------------------
ZALDALR03                          72641123             CISCO SYSTEMS        7206 6 SLOT ROUTER CHASSIS 1A
---------------------------------------------------------------------------------------------------------------------
ZALDALR04                          364109083            CISCO SYSTEMS        3640 at Haskell support
---------------------------------------------------------------------------------------------------------------------
ZALDALR05         JMX0707L8JE      JMX0707L8JE          CISCO SYSTEMS        2610 for New DMZ
---------------------------------------------------------------------------------------------------------------------
ZALDALR05         JMX0707L8JE      29693011             CISCO SYSTEMS        WIC 1 DSU T1 CARD
---------------------------------------------------------------------------------------------------------------------
Remote Routers, Switches, Firewalls, Load balancers
---------------------------------------------------------------------------------------------------------------------
ZALTORX01                          FOC0733Y11U          CISCO SYSTEMS        Catalyst 2950 Switch in Toronto DC
                                                                             WS-C2950G-48-EI
---------------------------------------------------------------------------------------------------------------------
ZALIR2X01                          FOX07071TL9                               Catalyst 4506 Switch at Pagoda Irving
---------------------------------------------------------------------------------------------------------------------
ZALTORR02         JAB04358AZN      JAB04358AZN          CISCO SYSTEMS        CISCO2610 ETHERNET ROUTER ISDN Canada
---------------------------------------------------------------------------------------------------------------------
ZALTORR02         JAB04358AZN      20166217             CISCO SYSTEMS        WIC-1DSU-T1 T1 DSU/CSU WAN
---------------------------------------------------------------------------------------------------------------------
ZALIR2R01                          JAB050280LE          CISCO SYSTEMS        2610 at Pagoda
---------------------------------------------------------------------------------------------------------------------
ZALIR2R02                          JMX0514K2ZZ          CISCO SYSTEMS        2611 at Pagoda
---------------------------------------------------------------------------------------------------------------------
ZALTORR01                          SHN032902Q5          CISCO SYSTEMS        2610 at Peoples
---------------------------------------------------------------------------------------------------------------------
VoIP Equipment
---------------------------------------------------------------------------------------------------------------------
ZNTPUB1                            USE515A60Y           CISCO SYSTEMS        Cisco Call Manager at GO (Win2k OS)
---------------------------------------------------------------------------------------------------------------------
ZNTPUB2                            USE515A61V           CISCO SYSTEMS        Cisco Call Manager at GO (Win2k OS)
---------------------------------------------------------------------------------------------------------------------
ZALIRVR11                          FTX0918A27J          CISCO SYSTEMS        Cisco 2821 router at GO
---------------------------------------------------------------------------------------------------------------------
ZALIRVR12                          FTX0918A27C          CISCO SYSTEMS        Cisco 2821 router at GO
---------------------------------------------------------------------------------------------------------------------
ZALTORR03                          FTX0918A2KQ          CISCO SYSTEMS        Cisco 2851 router at Toronto
---------------------------------------------------------------------------------------------------------------------
ZALTORR04                          FTX0918A2KF          CISCO SYSTEMS        Cisco 2851 router at Toronto
---------------------------------------------------------------------------------------------------------------------
ZALTORX03                          CAT0916Y1AQ          CISCO SYSTEMS        Cisco 3560 switch at Toronto
---------------------------------------------------------------------------------------------------------------------
ZALTORX04                          CAT0916X0EA          CISCO SYSTEMS        Cisco 3560 switch at Toronto
---------------------------------------------------------------------------------------------------------------------
ZALTORW01                          FOC09130LPF          CISCO SYSTEMS        Cisco AP1200 WAP at Toronto
---------------------------------------------------------------------------------------------------------------------
ZALTORW02                          FOC09114B8X          CISCO SYSTEMS        Cisco AP1200 WAP at Toronto
---------------------------------------------------------------------------------------------------------------------
ZALTORW03                          FOC09121XWW          CISCO SYSTEMS        Cisco AP1200 WAP at Toronto
---------------------------------------------------------------------------------------------------------------------
ZALTORW04                          FOC09130LY9          CISCO SYSTEMS        Cisco AP1200 WAP at Toronto
---------------------------------------------------------------------------------------------------------------------
VoIP Phone                         SEP0013C42969EB      CISCO SYSTEMS        Cisco VoIP Phone - M7960 Toronto
---------------------------------------------------------------------------------------------------------------------
VoIP Phone                         SEP0013C44A71F6      CISCO SYSTEMS        Cisco VoIP Phone - M7912 Toronto
---------------------------------------------------------------------------------------------------------------------
VoIP Phone                         SEP0013C3D7716F      CISCO SYSTEMS        Cisco VoIP Phone - M7960 Toronto
---------------------------------------------------------------------------------------------------------------------
VoIP Phone                         SEP0013C44A72B0      CISCO SYSTEMS        Cisco VoIP Phone - M7912 Toronto
---------------------------------------------------------------------------------------------------------------------
VoIP Phone                         SEP0013C4286397      CISCO SYSTEMS        Cisco VoIP Phone - M7960 Toronto
---------------------------------------------------------------------------------------------------------------------
VoIP Phone                         SEP0013C44A71F4      CISCO SYSTEMS        Cisco VoIP Phone - M7912 Toronto
---------------------------------------------------------------------------------------------------------------------
VoIP Phone                         SEP0013C44A724D      CISCO SYSTEMS        Cisco VoIP Phone - M7912 Toronto
---------------------------------------------------------------------------------------------------------------------
VoIP Phone                         SEP0013C461BCEC      CISCO SYSTEMS        Cisco VoIP Phone - M7912 Toronto
---------------------------------------------------------------------------------------------------------------------
VoIP Phone                         SEP0013C461BC98      CISCO SYSTEMS        Cisco VoIP Phone - M7912 Toronto
---------------------------------------------------------------------------------------------------------------------
VoIP Phone                         SEP0013C3C45B59      CISCO SYSTEMS        Cisco VoIP Phone - M7960 Toronto
---------------------------------------------------------------------------------------------------------------------
VoIP Phone                         SEP0013C3E23E90      CISCO SYSTEMS        Cisco VoIP Phone - M7940 Toronto
---------------------------------------------------------------------------------------------------------------------
VoIP Phone                         SEP0013C461BC83      CISCO SYSTEMS        Cisco VoIP Phone - M7912 Toronto
---------------------------------------------------------------------------------------------------------------------
VoIP Phone                         SEP0013C44A7365      CISCO SYSTEMS        Cisco VoIP Phone - M7912 Toronto
---------------------------------------------------------------------------------------------------------------------

      HOST            MSERIAL             SERIAL               MANUF                       DESCRIPTION
---------------------------------------------------------------------------------------------------------------------
VoIP Phone                         SEP0013C44A7245      CISCO SYSTEMS        Cisco VoIP Phone - M7912 Toronto
---------------------------------------------------------------------------------------------------------------------
VoIP Phone                         SEP0013C44A7453      CISCO SYSTEMS        Cisco VoIP Phone - M7912 Toronto
---------------------------------------------------------------------------------------------------------------------
VoIP Phone                         SEP0013C44A6E3E      CISCO SYSTEMS        Cisco VoIP Phone - M7912 Toronto
---------------------------------------------------------------------------------------------------------------------
VoIP Phone                         SEP0013C44A73BE      CISCO SYSTEMS        Cisco VoIP Phone - M7912 Toronto
---------------------------------------------------------------------------------------------------------------------
VoIP Phone                         SEP0013C44A6A5B      CISCO SYSTEMS        Cisco VoIP Phone - M7912 Toronto
---------------------------------------------------------------------------------------------------------------------
VoIP Phone                         SEP0013C44A7134      CISCO SYSTEMS        Cisco VoIP Phone - M7912 Toronto
---------------------------------------------------------------------------------------------------------------------
VoIP Phone                         SEP0013C4296A15      CISCO SYSTEMS        Cisco VoIP Phone - M7960 Toronto
---------------------------------------------------------------------------------------------------------------------
VoIP Phone                         SEP0013C461BDF8      CISCO SYSTEMS        Cisco VoIP Phone - M7912 Toronto
---------------------------------------------------------------------------------------------------------------------
VoIP Phone                         SEP0013C44A7387      CISCO SYSTEMS        Cisco VoIP Phone - M7912 Toronto
---------------------------------------------------------------------------------------------------------------------
VoIP Phone                         SEP00138054D64D      CISCO SYSTEMS        Cisco VoIP Phone - M7905 Toronto
---------------------------------------------------------------------------------------------------------------------
VoIP Phone                         SEP00138054D5A2      CISCO SYSTEMS        Cisco VoIP Phone - M7905 Toronto
---------------------------------------------------------------------------------------------------------------------
VoIP Phone                         SEP0013C4286582      CISCO SYSTEMS        Cisco VoIP Phone - M7960 Toronto
---------------------------------------------------------------------------------------------------------------------
VoIP Phone                         SEP0013C3C45F33      CISCO SYSTEMS        Cisco VoIP Phone - M7960 Toronto
---------------------------------------------------------------------------------------------------------------------
VoIP Phone                         SEP0013C461BECD      CISCO SYSTEMS        Cisco VoIP Phone - M7912 Toronto
---------------------------------------------------------------------------------------------------------------------
VoIP Phone                         SEP0013C44A71E3      CISCO SYSTEMS        Cisco VoIP Phone - M7912 Toronto
---------------------------------------------------------------------------------------------------------------------
VoIP Phone                         SEP0013C44A720D      CISCO SYSTEMS        Cisco VoIP Phone - M7912 Toronto
---------------------------------------------------------------------------------------------------------------------
VoIP Phone                         SEP0013C44A749D      CISCO SYSTEMS        Cisco VoIP Phone - M7912 Toronto
---------------------------------------------------------------------------------------------------------------------
VoIP Phone                         SEP0013C3BABC69      CISCO SYSTEMS        Cisco VoIP Phone - M7940 Toronto
---------------------------------------------------------------------------------------------------------------------
VoIP Phone                         SEP00138054D4BB      CISCO SYSTEMS        Cisco VoIP Phone - M7905 Toronto
---------------------------------------------------------------------------------------------------------------------
VoIP Phone                         SEP00138054D6BB      CISCO SYSTEMS        Cisco VoIP Phone - M7905 Toronto
---------------------------------------------------------------------------------------------------------------------
VoIP Phone                         SEP0013C44A71F9      CISCO SYSTEMS        Cisco VoIP Phone - M7912 Toronto
---------------------------------------------------------------------------------------------------------------------
VoIP Phone                         SEP0013C44A7221      CISCO SYSTEMS        Cisco VoIP Phone - M7912 Toronto
---------------------------------------------------------------------------------------------------------------------
VoIP Phone                         SEP0013C461C226      CISCO SYSTEMS        Cisco VoIP Phone - M7912 Toronto
---------------------------------------------------------------------------------------------------------------------
VoIP Phone                         SEP0013C44A7399      CISCO SYSTEMS        Cisco VoIP Phone - M7912 Toronto
---------------------------------------------------------------------------------------------------------------------
VoIP Phone                         SEP0013C44A7461      CISCO SYSTEMS        Cisco VoIP Phone - M7912 Toronto
---------------------------------------------------------------------------------------------------------------------
VoIP Phone                         SEP0013C3E23DA7      CISCO SYSTEMS        Cisco VoIP Phone - M7940 Toronto
---------------------------------------------------------------------------------------------------------------------
VoIP Phone                         SEP0013C44A71AB      CISCO SYSTEMS        Cisco VoIP Phone - M7912 Toronto
---------------------------------------------------------------------------------------------------------------------
VoIP Phone                         SEP0013C44A7376      CISCO SYSTEMS        Cisco VoIP Phone - M7912 Toronto
---------------------------------------------------------------------------------------------------------------------
VoIP Phone                         SEP0013C44A7317      CISCO SYSTEMS        Cisco VoIP Phone - M7912 Toronto
---------------------------------------------------------------------------------------------------------------------
VoIP Phone                         SEP0013C461BDE0      CISCO SYSTEMS        Cisco VoIP Phone - M7912 Toronto
---------------------------------------------------------------------------------------------------------------------
VoIP Phone                         SEP0013C44A73AD      CISCO SYSTEMS        Cisco VoIP Phone - M7912 Toronto
---------------------------------------------------------------------------------------------------------------------
VoIP Phone                         SEP0013C44A7449      CISCO SYSTEMS        Cisco VoIP Phone - M7912 Toronto
---------------------------------------------------------------------------------------------------------------------
VoIP Phone                         SEP0013C44A7459      CISCO SYSTEMS        Cisco VoIP Phone - M7912 Toronto
---------------------------------------------------------------------------------------------------------------------
VoIP Phone                         SEP0013C42863A4      CISCO SYSTEMS        Cisco VoIP Phone - M7960 Toronto
---------------------------------------------------------------------------------------------------------------------
VoIP Phone                         SEP0013C44A6CA9      CISCO SYSTEMS        Cisco VoIP Phone - M7912 Toronto
---------------------------------------------------------------------------------------------------------------------
VoIP Phone                         SEP0013C3D77D8B      CISCO SYSTEMS        Cisco VoIP Phone - M7940 Toronto
---------------------------------------------------------------------------------------------------------------------
VoIP Phone                         INM091115LB          CISCO SYSTEMS        Cisco VoIP Phone - M7910G Irving
---------------------------------------------------------------------------------------------------------------------
Decommissioned Equipment
---------------------------------------------------------------------------------------------------------------------
ZALINTR07                          JAB04358B06          CISCO SYSTEMS        2610 ETHERNET ROUTER; WIC-1 DSU-T1 T1
                                                                             DSU/CSU WAN
---------------------------------------------------------------------------------------------------------------------
ZALINTR08                          JAB04358AZP          CISCO SYSTEMS        2610 ETHERNET ROUTER; WIC-1 DSU-T1 T1
                                                                             DSU/CSU WAN
---------------------------------------------------------------------------------------------------------------------

                                  SCHEDULE F-5


                      F-5: SOFTWARE ASSETS OPERATED BY ACS

         Owner/Licensee - The Party who holds the license for the software.

         Maintenance - The Party that has financial responsibility for maintaining the software and financial responsibility for updates/upgrades per the requirements in Schedules A and D. Except as stated in this Schedule or as provided under the technology refreshment provisions of Schedule A, ACS as operator of the software is responsible for acquiring, testing and installing, in conjunction with Zale, all environmental software maintenance, fixes and upgrades and Zale is responsible for acquiring, developing, testing and installing, in conjunction with ACS, all applications software maintenance, fixes and upgrades.

         Desktop Software - For purposes of this Schedule, all desktop software utilized on Zale-owned PC equipment is assumed to be Zale owned, licensed and maintained, except as explicitly noted in this Schedule.

         Table Omissions - In the event that a software package is erroneously omitted from the following table, the Parties will work in good faith to determine whether the software is/was part of the software in use by the Parties in connection with this Agreement at the Effective Date and will determine the ownership and maintenance responsibilities by mutual agreement.

                                                                    PLATFORM       OWNER/        MAINTENANCE
          VENDOR                  SOFTWARE PACKAGE                                LICENSEE     RESPONSIBILITY
 ----------------------------------------------------------------------------------------------------------------
 Network Associates      PGP                                          Unix          Zale            Zale
 ----------------------------------------------------------------------------------------------------------------
 Adobe                   Acrobat                                      Unix          Zale            Zale
 ----------------------------------------------------------------------------------------------------------------
 ADP                     CSS Horizon                                WIN/UNIX        Zale            Zale
 ----------------------------------------------------------------------------------------------------------------
 ADP                     PC Payroll for Windows                       Intel         Zale            Zale
 ----------------------------------------------------------------------------------------------------------------
 ADS/SRS                 Reportsmith                                WIN/UNIX        Zale            Zale
 ----------------------------------------------------------------------------------------------------------------
 AJB                     Retail Transaction Switch                    Intel         Zale            Zale
 ----------------------------------------------------------------------------------------------------------------
 BISCOM                  Faxcom for NT                                 W2K          Zale            Zale
 ----------------------------------------------------------------------------------------------------------------
 BMC                     3270 Super Optimizer/CICS                     M/F          Zale             ACS
 ----------------------------------------------------------------------------------------------------------------
 BMC                     Load Plus IMS                                 M/F          Zale             ACS
 ----------------------------------------------------------------------------------------------------------------
 BMC                     Secondary Index Utility                       M/F          Zale             ACS
 ----------------------------------------------------------------------------------------------------------------
 Business Objects        Broadcast Agent                              Intel         Zale            Zale
 ----------------------------------------------------------------------------------------------------------------
 Business Objects        Designer License                             Intel         Zale            Zale
 ----------------------------------------------------------------------------------------------------------------
 Business Objects        Explorer Server                              Intel         Zale            Zale
 ----------------------------------------------------------------------------------------------------------------
 Business Objects        Info Server                                  Intel         Zale            Zale
 ----------------------------------------------------------------------------------------------------------------
 Business Objects        IS Bundle (Supv & Designer)                  Intel         Zale            Zale
 ----------------------------------------------------------------------------------------------------------------
 Business Objects        Report Server                                Intel         Zale            Zale
 ----------------------------------------------------------------------------------------------------------------
 Candle Corporation      Omegamon II CICS                              M/F           ACS             ACS
 ----------------------------------------------------------------------------------------------------------------
 Candle Corporation      Omegamon II MVS                               M/F           ACS             ACS
 ----------------------------------------------------------------------------------------------------------------
 Checkfree               Checkfree                                    Intel         Zale            Zale
 ----------------------------------------------------------------------------------------------------------------
 Citrix                  MetaFrame                                    Intel         Zale            Zale
 ----------------------------------------------------------------------------------------------------------------
 Citrix                  WinFrame (not in use)                        Intel         Zale            Zale
 ----------------------------------------------------------------------------------------------------------------
 Citrix                  MetaFrame XP                                 Intel         Zale            Zale
 ----------------------------------------------------------------------------------------------------------------
 CLR                     Insource                                      W2K          Zale            Zale
 ----------------------------------------------------------------------------------------------------------------
 Compaq                  Insight ManagerCIM                           Intel         Zale            Zale
 ----------------------------------------------------------------------------------------------------------------
 Computer Associates     Service Desk                                 Intel         Zale            Zale
 ----------------------------------------------------------------------------------------------------------------

                                  SCHEDULE F-5

 Computer Associates     Asset Management Manager                     Intel         Zale            Zale
 ----------------------------------------------------------------------------------------------------------------
 Computer Associates     Remote Control Manager                       Intel         Zale            Zale
 ----------------------------------------------------------------------------------------------------------------
 Computer Associates     Software Delivery Manager                    Intel         Zale            Zale
 ----------------------------------------------------------------------------------------------------------------
 Computer Associates     Service Desk                                 Intel         Zale            Zale
 ----------------------------------------------------------------------------------------------------------------
 Computer Associates     TNG Base Manager (not in use)                Intel         Zale            Zale
 ----------------------------------------------------------------------------------------------------------------
 Computer Associates     ETrust Access Control                        UNIX          Zale            Zale
 ----------------------------------------------------------------------------------------------------------------
 Computer Associates     ACF2/CICS                                     M/F           ACS             ACS
 ----------------------------------------------------------------------------------------------------------------
 Computer Associates     ACF2/MVS                                      M/F           ACS             ACS
 ----------------------------------------------------------------------------------------------------------------
 Computer Associates     Autosys                                      UNIX          Zale            Zale
 ----------------------------------------------------------------------------------------------------------------
 Computer Associates     DADS/Plus                                     M/F           ACS             ACS
 ----------------------------------------------------------------------------------------------------------------
 Computer Associates     Disk                                          M/F           ACS             ACS
 ----------------------------------------------------------------------------------------------------------------
 Computer Associates     Earl                                          M/F           ACS             ACS
 ----------------------------------------------------------------------------------------------------------------
 Computer Associates     CA-11                                         M/F           ACS             ACS
 ----------------------------------------------------------------------------------------------------------------
 Computer Associates     Endevor/MVS                                   M/F           ACS             ACS
 ----------------------------------------------------------------------------------------------------------------
 Computer Associates     Endevor/PDM                                   M/F           ACS             ACS
 ----------------------------------------------------------------------------------------------------------------
 Computer Associates     Erwin (not in use)                           Intel         Zale            Zale
 ----------------------------------------------------------------------------------------------------------------
 Computer Associates     Faver/MVS                                     M/F           ACS             ACS
 ----------------------------------------------------------------------------------------------------------------
 Computer Associates     Harvest                                      UNIX          Zale            Zale
 ----------------------------------------------------------------------------------------------------------------
 Computer Associates     Intertest                                     M/F           ACS             ACS
 ----------------------------------------------------------------------------------------------------------------
 Computer Associates     Jars                                          M/F           ACS             ACS
 ----------------------------------------------------------------------------------------------------------------
 Computer Associates     Librarian (Base)                              M/F           ACS             ACS
 ----------------------------------------------------------------------------------------------------------------
 Computer Associates     Netspy                                        M/F           ACS             ACS
 ----------------------------------------------------------------------------------------------------------------
 Computer Associates     CA-90 (Services)                              M/F           ACS             ACS
 ----------------------------------------------------------------------------------------------------------------
 Computer Associates     CA-1                                          M/F           ACS             ACS
 ----------------------------------------------------------------------------------------------------------------
 Computer Associates     Optimizer                                     M/F           ACS             ACS
 ----------------------------------------------------------------------------------------------------------------
 Computer Associates     Optimizer II                                  M/F           ACS             ACS
 ----------------------------------------------------------------------------------------------------------------
 Computer Associates     PDSMAN                                        M/F           ACS             ACS
 ----------------------------------------------------------------------------------------------------------------
 Computer Associates     Prevail/Deliver                               M/F           ACS             ACS
 ----------------------------------------------------------------------------------------------------------------
 Computer Associates     Prevail/XP-view                               M/F           ACS             ACS
 ----------------------------------------------------------------------------------------------------------------
 Computer Associates     CA-7                                          M/F           ACS             ACS
 ----------------------------------------------------------------------------------------------------------------
 Computer Associates     SYSVIEW/E                                     M/F           ACS             ACS
 ----------------------------------------------------------------------------------------------------------------
 Computer Associates     Vantage                                       M/F           ACS             ACS
 ----------------------------------------------------------------------------------------------------------------
 Computer Associates     Verify                                        M/F           ACS             ACS
 ----------------------------------------------------------------------------------------------------------------
 Computer Associates     View                                          M/F           ACS             ACS
 ----------------------------------------------------------------------------------------------------------------
 Computer Associates     Vision Results                                M/F           ACS             ACS
 ----------------------------------------------------------------------------------------------------------------
 Computer Associates     Xcom                                          M/F           ACS             ACS
 ----------------------------------------------------------------------------------------------------------------
 Compuware               Abend-Aid IMS                                 M/F           ACS             ACS
 ----------------------------------------------------------------------------------------------------------------
 Compuware               Abend-Aid MVS                                 M/F           ACS             ACS
 ----------------------------------------------------------------------------------------------------------------
 Compuware               CICS Abend-Aid FX                             M/F           ACS             ACS
 ----------------------------------------------------------------------------------------------------------------
 Compuware               File-Aid/IMS                                  M/F           ACS             ACS
 ----------------------------------------------------------------------------------------------------------------
 Compuware               File-Aid/MVS                                  M/F           ACS             ACS
 ----------------------------------------------------------------------------------------------------------------
 Compuware               Shared Services                               M/F           ACS             ACS
 ----------------------------------------------------------------------------------------------------------------
 Deloitte and Touche     Remediation and Compliance Tracking          Intel         Zale            Zale
                         System
 ----------------------------------------------------------------------------------------------------------------
 Diversified Software    Docutext                                      M/F           ACS             ACS
 ----------------------------------------------------------------------------------------------------------------
 Diversified Software    Jobscan                                       M/F           ACS             ACS
 ----------------------------------------------------------------------------------------------------------------
 DSI                     Transcollector, Loftware                     Intel         Zale            Zale
 ----------------------------------------------------------------------------------------------------------------
 ECORA                   Audit Works for Windows & Novell             Intel         Zale            Zale
 ----------------------------------------------------------------------------------------------------------------

                                  SCHEDULE F-5

 Edify                   Edify IVR                                    Intel         Zale            Zale
 ----------------------------------------------------------------------------------------------------------------
 EMC                     EMC Control Center                           UNIX          Zale            Zale
 ----------------------------------------------------------------------------------------------------------------
 EMC                     EMC Storage Scope                            UNIX          Zale            Zale
 ----------------------------------------------------------------------------------------------------------------
 EMC                     Timefinder                                   UNIX          Zale            Zale
 ----------------------------------------------------------------------------------------------------------------
 EMC                     ESN Manager                                  UNIX          Zale            Zale
 ----------------------------------------------------------------------------------------------------------------
 EMC                     PowerPath                                    UNIX          Zale            Zale
 ----------------------------------------------------------------------------------------------------------------
 EMC (fka Softworks)     Catalog Solutions                             M/F           ACS             ACS
 ----------------------------------------------------------------------------------------------------------------
 Epiphany                Various bundled components                   UNIX          Zale            Zale
 ----------------------------------------------------------------------------------------------------------------
 Foresight               Marcam                                       UNIX          Zale            Zale
 ----------------------------------------------------------------------------------------------------------------
 FTZ                     FTZ Smartzone                                 NT4          Zale            Zale
 ----------------------------------------------------------------------------------------------------------------
 Harte Hanks             Directory of Major Malls                     Intel         Zale            Zale
 ----------------------------------------------------------------------------------------------------------------
 HP                      DCE Programming & Archive Libraries          UNIX          Zale            Zale
 ----------------------------------------------------------------------------------------------------------------
 HP                      DCE/9000 Executive (Client) Only             UNIX          Zale            Zale
 ----------------------------------------------------------------------------------------------------------------
 HP                      DCE/9000 Quickstart Bundle                   UNIX          Zale            Zale
 ----------------------------------------------------------------------------------------------------------------
 HP                      FDDI/9000 Series 800                         UNIX          Zale            Zale
 ----------------------------------------------------------------------------------------------------------------
 HP                      HP C/ANSI C Developer Bundle                 UNIX          Zale            Zale
 ----------------------------------------------------------------------------------------------------------------
 HP                      HP Glance Plus/UX Pak for s800               UNIX          Zale            Zale
 ----------------------------------------------------------------------------------------------------------------
 HP                      HP-UX 11.0, 11i Support Tools                UNIX          Zale            Zale
 ----------------------------------------------------------------------------------------------------------------
 HP                      HP-UX Media Kit                              UNIX          Zale            Zale
 ----------------------------------------------------------------------------------------------------------------
 HP                      Mirror Disk/UX                               UNIX          Zale            Zale
 ----------------------------------------------------------------------------------------------------------------
 HYDE                    SPATCH - CGI PAGE                            UNIX           ACS             ACS
 ----------------------------------------------------------------------------------------------------------------
 IBM                     Backup Recovery & Media Svcs                AS/400         Zale            Zale
 ----------------------------------------------------------------------------------------------------------------
 IBM                     Performance Tools - Iseries                 AS/400         Zale            Zale
 ----------------------------------------------------------------------------------------------------------------
 IBM                     Query for Iseries                           AS/400         Zale            Zale
 ----------------------------------------------------------------------------------------------------------------
 IBM                     Operating System/400                        AS/400         Zale            Zale
 ----------------------------------------------------------------------------------------------------------------
 IBM                     DB2 Query Mgr & SQL Dev Kit                 AS/400         Zale            Zale
 ----------------------------------------------------------------------------------------------------------------
 IBM                     Valupak for Iseries                         AS/400         Zale            Zale
 ----------------------------------------------------------------------------------------------------------------
 IBM                     Iseries Client Accsss Win Fam               AS/400         Zale            Zale
 ----------------------------------------------------------------------------------------------------------------
 IBM                     Websphere Development Studio                AS/400         Zale            Zale
 ----------------------------------------------------------------------------------------------------------------
 IBM                     3270 File Transfer Prog                       M/F           ACS             ACS
 ----------------------------------------------------------------------------------------------------------------
 IBM                     ACF/SSP                                       M/F           ACS             ACS
 ----------------------------------------------------------------------------------------------------------------
 IBM                     ACF/VTAM for ESA                              M/F           ACS             ACS
 ----------------------------------------------------------------------------------------------------------------
 IBM                     AD/CYCLE C/370                                M/F           ACS             ACS
 ----------------------------------------------------------------------------------------------------------------
 IBM                     AD/CYCLE C/370 DEBUGGER                       M/F           ACS             ACS
 ----------------------------------------------------------------------------------------------------------------
 IBM                     AOC/MVS                                       M/F           ACS             ACS
 ----------------------------------------------------------------------------------------------------------------
 IBM                     Assembler H                                   M/F           ACS             ACS
 ----------------------------------------------------------------------------------------------------------------
 IBM                     BDT/FTF/NJE                                   M/F           ACS             ACS
 ----------------------------------------------------------------------------------------------------------------
 IBM                     BTAM                                          M/F           ACS             ACS
 ----------------------------------------------------------------------------------------------------------------
 IBM                     CICS/ESA                                      M/F           ACS             ACS
 ----------------------------------------------------------------------------------------------------------------
 IBM                     COBOL COMP LIB                                M/F           ACS             ACS
 ----------------------------------------------------------------------------------------------------------------
 IBM                     COBOL FOR MVS (ALT)                           M/F           ACS             ACS
 ----------------------------------------------------------------------------------------------------------------
 IBM                     COBOL II COMP LIB                             M/F           ACS             ACS
 ----------------------------------------------------------------------------------------------------------------
 IBM                     DCF                                           M/F           ACS             ACS
 ----------------------------------------------------------------------------------------------------------------
 IBM                     DFSMS/MVS                                     M/F           ACS             ACS
 ----------------------------------------------------------------------------------------------------------------
 IBM                     DLF                                           M/F           ACS             ACS
 ----------------------------------------------------------------------------------------------------------------
 IBM                     DW/370                                        M/F           ACS             ACS
 ----------------------------------------------------------------------------------------------------------------
 IBM                     EREP                                          M/F           ACS             ACS
 ----------------------------------------------------------------------------------------------------------------

                                  SCHEDULE F-5

 IBM                     GAM/SP                                        M/F           ACS             ACS
 ----------------------------------------------------------------------------------------------------------------
 IBM                     GDDM                                          M/F           ACS             ACS
 ----------------------------------------------------------------------------------------------------------------
 IBM                     GDDM IMAGE VIEW UTIL                          M/F           ACS             ACS
 ----------------------------------------------------------------------------------------------------------------
 IBM                     GDDM INTERACTIVE MAP DEF                      M/F           ACS             ACS
 ----------------------------------------------------------------------------------------------------------------
 IBM                     GDDM OS/2 link                                M/F           ACS             ACS
 ----------------------------------------------------------------------------------------------------------------
 IBM                     GDDM PCLKF                                    M/F           ACS             ACS
 ----------------------------------------------------------------------------------------------------------------
 IBM                     IMS/ESA DB                                    M/F           ACS             ACS
 ----------------------------------------------------------------------------------------------------------------
 IBM                     IMS/ESA TM                                    M/F           ACS             ACS
 ----------------------------------------------------------------------------------------------------------------
 IBM                     ISPF                                          M/F           ACS             ACS
 ----------------------------------------------------------------------------------------------------------------
 IBM                     JES/328x Print Facility                       M/F           ACS             ACS
 ----------------------------------------------------------------------------------------------------------------
 IBM                     MVS DITTO                                     M/F           ACS             ACS
 ----------------------------------------------------------------------------------------------------------------
 IBM                     NCP                                           M/F           ACS             ACS
 ----------------------------------------------------------------------------------------------------------------
 IBM                     NETVIEW FILE TRAN PROG                        M/F           ACS             ACS
 ----------------------------------------------------------------------------------------------------------------
 IBM                     NETVIEW V3                                    M/F           ACS             ACS
 ----------------------------------------------------------------------------------------------------------------
 IBM                     OGL/370                                       M/F           ACS             ACS
 ----------------------------------------------------------------------------------------------------------------
 IBM                     OS/390 V2 BASE                                M/F           ACS             ACS
 ----------------------------------------------------------------------------------------------------------------
 IBM                     OS/390 V2 C/C++ W/O DEBUG                     M/F           ACS             ACS
 ----------------------------------------------------------------------------------------------------------------
 IBM                     OS/390 V2 DFSORT                              M/F           ACS             ACS
 ----------------------------------------------------------------------------------------------------------------
 IBM                     OS/390 V2 DSS HSM (ALT 3)                     M/F           ACS             ACS
 ----------------------------------------------------------------------------------------------------------------
 IBM                     OS/390 V2 RMF                                 M/F           ACS             ACS
 ----------------------------------------------------------------------------------------------------------------
 IBM                     OS/390 V2 SDSF                                M/F           ACS             ACS
 ----------------------------------------------------------------------------------------------------------------
 IBM                     PL/I COMP LIB V2                              M/F           ACS             ACS
 ----------------------------------------------------------------------------------------------------------------
 IBM                     PPFA/370                                      M/F           ACS             ACS
 ----------------------------------------------------------------------------------------------------------------
 IBM                     PSF V2 BASE                                   M/F           ACS             ACS
 ----------------------------------------------------------------------------------------------------------------
 IBM                     REXX COMPILER                                 M/F           ACS             ACS
 ----------------------------------------------------------------------------------------------------------------
 IBM                     REXX LIBRARY                                  M/F           ACS             ACS
 ----------------------------------------------------------------------------------------------------------------
 IBM                     RMF/SAM                                       M/F           ACS             ACS
 ----------------------------------------------------------------------------------------------------------------
 JDA                     Arthur Forecasting (not in use)           WINNT/Unix       Zale            Zale
 ----------------------------------------------------------------------------------------------------------------
 JDA                     Arthur Planning                            WIN/Unix        Zale            Zale
 ----------------------------------------------------------------------------------------------------------------
 JDA                     E3/Slim                                     AS/400         Zale            Zale
 ----------------------------------------------------------------------------------------------------------------
 JDA                     Profile Intellect                           AS/400         Zale            Zale
 ----------------------------------------------------------------------------------------------------------------
 JDA                     AIM                                         AS/400         Zale            Zale
 ----------------------------------------------------------------------------------------------------------------
 JDA                     Performance Analysis                        AS/400         Zale            Zale
 ----------------------------------------------------------------------------------------------------------------
 JDA                     Synsort                                     AS/400         Zale            Zale
 ----------------------------------------------------------------------------------------------------------------
 MacKinney Systems       ISPF VSAM Utility                             M/F          Zale             ACS
 ----------------------------------------------------------------------------------------------------------------
 Macromedia              Cold Fusion Studio (not in use)              Intel         Zale            Zale
 ----------------------------------------------------------------------------------------------------------------
 Macromedia              Coldfusion (not in use)                      Intel         Zale            Zale
 ----------------------------------------------------------------------------------------------------------------
 Message M               Unity Mail                                   Intel         Zale            Zale
 ----------------------------------------------------------------------------------------------------------------
 Microsoft               Commerce Server 2000                         Intel         Zale            Zale
 ----------------------------------------------------------------------------------------------------------------
 Microsoft               MSDN                                         Intel         Zale            Zale
 ----------------------------------------------------------------------------------------------------------------
 Microsoft               NT4                                          Intel         Zale            Zale
 ----------------------------------------------------------------------------------------------------------------
 Microsoft               Proxy Server 2000                            Intel         Zale            Zale
 ----------------------------------------------------------------------------------------------------------------
 Microsoft               Site Server                                  Intel         Zale            Zale
 ----------------------------------------------------------------------------------------------------------------
 Microsoft               SQL Server                                   Intel         Zale            Zale
 ----------------------------------------------------------------------------------------------------------------
 Microsoft               Windows 2000                                 Intel         Zale            Zale
 ----------------------------------------------------------------------------------------------------------------
 Microsoft               Windows Terminal Server                      Intel         Zale            Zale
 ----------------------------------------------------------------------------------------------------------------
 Microsoft               Windows 2003                                 Intel         Zale            Zale
 ----------------------------------------------------------------------------------------------------------------

                                  SCHEDULE F-5

 Microsoft               Internet Server Accelerator                  Intel         Zale            Zale
 ----------------------------------------------------------------------------------------------------------------
 NetIQ                   App Manager                               Intel/UNIX       Zale            Zale
 ----------------------------------------------------------------------------------------------------------------
 NetIQ                   NetIQ                                        Intel         Zale             ACS
 ----------------------------------------------------------------------------------------------------------------
 NetIQ                   Webtrends                                    Intel         Zale            Zale
 ----------------------------------------------------------------------------------------------------------------
 NetIQ                   Mail Marshall                                Intel         Zale            Zale
 ----------------------------------------------------------------------------------------------------------------
 NetIQ                   Web Marshall                                 Intel         Zale            Zale
 ----------------------------------------------------------------------------------------------------------------
 Network Associates      Groupshield Security Suite                   Intel         Zale            Zale
 ----------------------------------------------------------------------------------------------------------------
 Network Associates      Netshield Security Suite                     Intel         Zale            Zale
 ----------------------------------------------------------------------------------------------------------------
 Network Associates      PGP                                          Unix          Zale            Zale
 ----------------------------------------------------------------------------------------------------------------
 Novell                  Groupwise                                    Intel         Zale            Zale
 ----------------------------------------------------------------------------------------------------------------
 Novell                  Intranetware (not in use)                    Intel         Zale            Zale
 ----------------------------------------------------------------------------------------------------------------
 Novell                  Managewise (not in use)                      Intel          ACS             ACS
 ----------------------------------------------------------------------------------------------------------------
 Novell                  Netware                                      Intel          ACS            Zale
 ----------------------------------------------------------------------------------------------------------------
 Novell                  Netware Cluster Services (not in use)        Intel         Zale            Zale
 ----------------------------------------------------------------------------------------------------------------
 Novell                  Netware SAA (not in use)                     Intel         Zale            Zale
 ----------------------------------------------------------------------------------------------------------------
 Novell                  Support Connection (not in use)              Intel         Zale            Zale
 ----------------------------------------------------------------------------------------------------------------
 Novell                  ZenWorks                                     Intel          ACS             ACS
 ----------------------------------------------------------------------------------------------------------------
 NSB Group (STS)         Auditworks                                   UNIX          Zale            Zale
 ----------------------------------------------------------------------------------------------------------------
 Octel                   New Employee Orientation                      NT4          Zale            Zale
 ----------------------------------------------------------------------------------------------------------------
 OpenHand                Guinevere                                   NT 2000        Zale            Zale
 ----------------------------------------------------------------------------------------------------------------
 Optum                   Move                                         UNIX          Zale            Zale
 ----------------------------------------------------------------------------------------------------------------
 Oracle                  Database                                     UNIX          Zale            Zale
 ----------------------------------------------------------------------------------------------------------------
 Oracle                  Developer                                    UNIX          Zale            Zale
 ----------------------------------------------------------------------------------------------------------------
 Oracle                  Enterprise Server                            UNIX          Zale            Zale
 ----------------------------------------------------------------------------------------------------------------
 Oracle                  Express Server                               UNIX          Zale            Zale
 ----------------------------------------------------------------------------------------------------------------
 Oracle                  Forms                                        UNIX          Zale            Zale
 ----------------------------------------------------------------------------------------------------------------
 Oracle                  Oracle Financial Analyzer                    UNIX          Zale            Zale
 ----------------------------------------------------------------------------------------------------------------
 Oracle                  Oracle Financials                            UNIX          Zale            Zale
 ----------------------------------------------------------------------------------------------------------------
 Oracle                  SQR Reportwriter                             UNIX          Zale            Zale
 ----------------------------------------------------------------------------------------------------------------
 Oracle                  HRIS                                         UNIX          Zale            Zale
 ----------------------------------------------------------------------------------------------------------------
 Oracle                  Portal                                       UNIX          Zale            Zale
 ----------------------------------------------------------------------------------------------------------------
 PCDesigns               Cratchit a'la Carte                           WIN          Zale            Zale
 ----------------------------------------------------------------------------------------------------------------
 Peoplesoft              Enterprise One                               Intel         Zale            Zale
 ----------------------------------------------------------------------------------------------------------------
 PKZIP                   PKZIP for UNIX                               UNIX          Zale            Zale
 ----------------------------------------------------------------------------------------------------------------
 PKZIP                   PKZIP for Mainframe                         OS/390         Zale            Zale
 ----------------------------------------------------------------------------------------------------------------
 Respond                 Respond III                                   W2K          Zale            Zale
 ----------------------------------------------------------------------------------------------------------------
 Retek                   Retek                                        UNIX          Zale            Zale
 ----------------------------------------------------------------------------------------------------------------
 SAS                     SAS/Base                                      M/F           ACS             ACS
 ----------------------------------------------------------------------------------------------------------------
 Seagate                 Backup Exec (not in use)                     Intel         Zale            Zale
 ----------------------------------------------------------------------------------------------------------------
 Serena                  Comparex                                      M/F          Zale            Zale
 ----------------------------------------------------------------------------------------------------------------
 Simware                 Rexxware (not in use)                        Intel         Zale            Zale
 ----------------------------------------------------------------------------------------------------------------
 Software Diversified    Stash (SDS)                                   M/F          Zale            Zale
 Svcs
 ----------------------------------------------------------------------------------------------------------------
 Spatch                  Wireless Text Messaging                      Intel          ACS             ACS
 ----------------------------------------------------------------------------------------------------------------
 StarBase                StarTeam SCM Tool                            Intel         Zale            Zale
 ----------------------------------------------------------------------------------------------------------------
 Sterling Software       Connect: Direct                              UNIX          Zale            Zale
 ----------------------------------------------------------------------------------------------------------------
 Sterling Software       Connect: Mailbox                             UNIX          Zale            Zale
 ----------------------------------------------------------------------------------------------------------------
 Sterling Software       Connect:Direct                                M/F           ACS             ACS
 ----------------------------------------------------------------------------------------------------------------

 Sterling Software       Gentran                                       M/F          Zale             ACS
 ----------------------------------------------------------------------------------------------------------------
 Sterling Software       TRACS/EP                                      M/F           ACS             ACS
 ----------------------------------------------------------------------------------------------------------------
 Sterling Software       TRACS/SNA                                     M/F           ACS             ACS
 ----------------------------------------------------------------------------------------------------------------
 Stone Eagle             S-Credit-AS400                               AS400         Zale            Zale
 ----------------------------------------------------------------------------------------------------------------
 Systemware              JHS                                           M/F          Zale             ACS
 ----------------------------------------------------------------------------------------------------------------
 Tequila SW SWSoftware   RetailLease                                   WIN          Zale            Zale
 ----------------------------------------------------------------------------------------------------------------
 Tobit                   Faxware                                      Intel         Zale            Zale
 ----------------------------------------------------------------------------------------------------------------
 Tripwire                Tripwire for servers                         UNIX          Zale            Zale
 ----------------------------------------------------------------------------------------------------------------
 Unitech                 ACR Summary                                   M/F          Zale            Zale
 ----------------------------------------------------------------------------------------------------------------
 VeriSign                Pay Flow Pro                                  W2K          Zale            Zale
 ----------------------------------------------------------------------------------------------------------------
 Veritas*                Backup Exec                                  Intel         Zale            Zale
 ----------------------------------------------------------------------------------------------------------------
 Veritas                 Backup Exec for Windows NT 2000              Intel         Zale            Zale
 ----------------------------------------------------------------------------------------------------------------
 Veritas                 NetBackup Datacenter                         UNIX          Zale            Zale
 ----------------------------------------------------------------------------------------------------------------
 Esker Software          VSIFAX                                       UNIX          Zale            Zale
 ----------------------------------------------------------------------------------------------------------------
 Weiland Fin.            Bank Relationship Manager                     WIN          Zale            Zale
 ----------------------------------------------------------------------------------------------------------------
 WRQ Reflections         Terminal Emulator (not in use)               Intel         Zale            Zale
 ----------------------------------------------------------------------------------------------------------------
 Xcellnet                Connect Remote                                NT4          Zale            Zale
 ----------------------------------------------------------------------------------------------------------------
 Zale                    Bonus                                      WIN/UNIX        Zale            Zale
 ----------------------------------------------------------------------------------------------------------------
 Zale                    Commissions                                WIN/UNIX        Zale            Zale
 ----------------------------------------------------------------------------------------------------------------
 Zale                    Elvis                                        UNIX          Zale            Zale
 ----------------------------------------------------------------------------------------------------------------
 Zale                    EPIP                                       WIN/UNIX        Zale            Zale
 ----------------------------------------------------------------------------------------------------------------
 Zale                    Incentives                                 WIN/UNIX        Zale            Zale
 ----------------------------------------------------------------------------------------------------------------
 Zale                    InfoPak                                       WIN          Zale            Zale
 ----------------------------------------------------------------------------------------------------------------
 Zale                    Pagoda Time Cards                          WIN/UNIX        Zale            Zale
 ----------------------------------------------------------------------------------------------------------------
 Zale                    PIC                                        WIN/UNIX        Zale            Zale
 ----------------------------------------------------------------------------------------------------------------
 Zale                    Sample Room                                   WIN          Zale            Zale
 ----------------------------------------------------------------------------------------------------------------
 Zale                    Website                                       W2K          Zale            Zale
 ----------------------------------------------------------------------------------------------------------------
 Zale                    CATS Polling                                 UNIX          Zale            Zale
 ----------------------------------------------------------------------------------------------------------------

*ACS to provide ACS-licensed Veritas software for all Intel-based processors within the scope of the Services, all HP UX processors owned by ACS or acquired from Zale (after assumption of ownership), and any processors ACS puts into service for Zale as part of an Additional Resource Charge (ARC).

                    SCHEDULE G -- DISASTER RECOVERY SERVICES

                                       TO

              MASTER AGREEMENT FOR INFORMATION TECHNOLOGY SERVICES

                                     BETWEEN

                               ZALE DELAWARE, INC.

                                       AND

                         ACS COMMERCIAL SOLUTIONS, INC.




                                 AUGUST 1, 2005

                                TABLE OF CONTENTS


SECTION 1 -- DISASTER RECOVERY PLANNING...........................................................................3
   Section 1.1       Scope of Services............................................................................3
   Section 1.2       Disaster Recovery Plan.......................................................................4
SECTION 2 -- DISASTER RECOVERY EXERCISE...........................................................................6
   Section 2.1       Disaster Recovery Testing....................................................................6
SECTION 3 -- DISASTER PROCEDURES..................................................................................6
   Section 3.1       Disaster Invocation..........................................................................6
   Section 3.2       Disaster Management Procedures...............................................................7
   Section 3.3       Service Levels...............................................................................7
SECTION 4 --  OPTIONAL SERVICES...................................................................................8
   Section 4.1       Alternate Site Access/Business Recovery......................................................8
   Section 4.2       Alternate Strategies.........................................................................8
TABLES AND EXHIBITS...............................................................................................9
   Table G-1: Systems Subject to Disaster Recovery................................................................9
   Table G-2: Disaster Recovery Plan - Key Components............................................................10
   Table G-3: Sungard Exercise Request...........................................................................12

                     SECTION 1 -- DISASTER RECOVERY PLANNING

SECTION 1.1       SCOPE OF SERVICES

         1.1.1 ACS & Zale Facilities -- The recovery capabilities developed to satisfy the requirements of this Schedule must support components at multiple locations, including, as impacted, Zale user locations, Zale processing facilities, ACS equipment deployments at Zale facilities, the ACS primary processing facility and any other facilities that may be incorporated into the system architecture supported under this Agreement. Support for the facilities includes equipment, software, operation and oversight and interfaces or linkages to other components as required to establish a recovered environment.

          1.1.2 Recoverability Targets -- The Disaster Recovery Plan ("Disaster Recovery Plan") developed by ACS shall meet Zale's requirement to have recovered essential functionality of critical mainframe and midrange applications (and associated system and third party communications access), as defined by Zale, within 72 hours of a declared disaster, with other applications following on an urgent basis with full recovery of key business applications as described and prioritized in the Disaster Recovery Plan.

                  Recoverability Targets are based on the ready and uninterrupted availability of commercial ground and air transportation to transport data and recovery personnel to the designated offsite recovery location, especially during a force majeure event where such availability is limited. To limit risk related to this threat, Zale may consider additional Advanced Data Management capabilities such as those described in Section 4.2 of this Schedule.

         1.1.3 Systems -- ACS will provide a disaster recovery capability for Zale's mainframe and midrange processing environments. Recovery is to include recovery of the necessary technology components, including communications, from a site other than ACS' primary processing facility, or the systems' normal processing facility if different, to allow use of applicable Mission Critical Applications as defined in Section 1.2.2 and Table G-1 within agreed time periods, but not to exceed the time specified in Section 1.1.2, following a declared disaster. The cost of mainframe and midrange disaster recovery services is included in Schedule B.

                  ACS recognizes that critical components of Zale's midrange processing environment may be resident at Zale facilities, at ACS facilities, or at both, and that the plan must provide recoverability for these components. Recovery must allow recovered systems to work in conjunction with other mainframe or midrange components that may or may not have been relocated by the recovery effort.

         1.1.4 Operations Services -- Recovery is to include the support functions defined in Schedule A associated with the recovered environment, including but not limited to, printing services, production control and scheduling, technical support, production migration and application management, computer operations, escalation and supervisory support and help desk escalation. Recovery is to include adequate voice and related communications capability to support the large amount of coordination that would be required in a disaster recovery situation.

         1.1.5 Interfaces -- The scope of disaster recovery is to include recovery of the logical data interfaces between Zale systems and platforms and between Zale systems and external systems. The cost of interface support is included in the disaster recovery fees in Schedule B.

         1.1.6 Communications Networks -- In addition to the communications links between system components (whether used in normal operating conditions or as part of recovery operations) the disaster recovery capability provided by ACS is to include support for the Zale data communications network. This support includes links to other Zale facilities, store polling, EDI linkages and other communications that may be implemented within the scope of the included systems. Dial and internet communications for both support and end user access to Zale applications must be available as part of the recovery. Zale, as holder of certain communication assets, will need to provide proper authorization and complete information to ACS to act on Zale's behalf for recovery and relocation of Services. The cost of communications disaster recovery is included in the disaster recovery fees in Schedule B.

         1.1.7 Desktop Recovery -- ACS will support the existing data backup mechanism that provides end user retention of data on servers that are subject to routine off-site backup for recovery purposes. Recovery plans for each plan scenario (i.e. partial or total loss of any of the facilities involved in the technology architecture) will include consideration of providing recovered server access, either from the original desktop workstations or from an alternate site equipped with emergency desktop workstations as described in Section 4.1below.

SECTION 1.2       DISASTER RECOVERY PLAN

         1.2.1 Disaster Recovery Plan Management -- As of the Effective Date, ACS shall continue to manage disaster recovery using the existing Disaster Recovery Plan currently maintained by ACS for Zale. Once a year, ACS and Zale will jointly review, update, publish and then maintain a comprehensive Disaster Recovery Plan that will encompass the entire scope of disaster recovery support described in this Schedule. Zale shall communicate its priorities and preferences to ACS on how to meet the Disaster Recovery Plan objectives. ACS is to take the lead role for development and maintenance of the plan.

                  In conjunction with the operations Disaster Recovery Plan required by this Schedule, Zale will develop and publish a corresponding application system disaster recovery plan (or provide a section of the Disaster Recovery Plan). The plan is to include the provision of reviews to ensure ongoing recoverability of applications, emergency deployment of resources once production processing is recovered, adaptation and optimization efforts once a recovery situation is known, and provision for returning to normal processing (and recovery of missed processing) once recovery mode can be terminated.

         1.2.2 Mission Critical Applications -- During each Benchmark, Zale shall review, update and approve the list of mission critical Applications, which shall include

                  (unless otherwise agreed by Zale) those Applications deemed mission critical by Zale as of the Effective Date ("Mission Critical Applications"). Subsequent to the recovery of Mission Critical Applications, all other Services shall be recovered in accordance with the Disaster Recovery Plan. The list of Mission Critical Applications is provided as Table G-1 in this Schedule.

         1.2.3 Recovery Priorities/Sequence -- Zale will define the business recovery requirements for each area within the scope of the disaster recovery program. Information provided by Zale is to include identification of critical applications and subsystems, recovery sequences, and priorities for user access recovery. For business recoveries, Zale will also define the number of critical employees needing access and their terminal and logical access requirements.

         1.2.4 Data -- ACS and Zale will jointly develop and ACS will implement and maintain the mainframe and midrange tape and DASD backup and off-site storage mechanisms that are needed to meet requirements to assure timely recovery of the computing environments per the Disaster Recovery Plan. Zale and ACS are responsible for maintaining application system backup processes and procedures in a manner that support the Disaster Recovery Plan. Failure by Zale to develop the backup requirements/provisions as part of developing or modifying the application systems will relieve ACS of the requirement to recover any directly related functions. To avoid this situation wherever possible, ACS will review disaster recovery data backups as part of the change control/change migration process.

         1.2.5 The Plan -- The Disaster Recovery Plan is maintained by ACS, stored in one or more secure offsite locations, and is distributed electronically as required on CD or comparable electronic media. A sample of the typical plan components is provided for reference as Table G-2 to this Schedule.

         1.2.6 Updating the Plan -- ACS shall ensure that the Disaster Recovery Plan is kept up to date and is capable of implementation. The process for approving changes to the Disaster Recovery Plan shall be managed by Zale which will review risks presented by any modifications to the Disaster Recovery Plan and accept and implement substantial modifications which materially impact the Services, in accordance with the Change Management Procedure. Changes to the Disaster Recovery Plan requiring additional resources at the offsite recovery location may generate additional charges which will be passed on to Zale.

         1.2.7 System Changes -- ACS shall advise Zale at least thirty (30) days in advance of any changes to the systems or Services being implemented, including any planned workload or capacity changes, that could negatively impact the Disaster Recovery Plan. Such changes to the systems or Services will be coordinated through the System Change Management Process, and shall not be implemented without Zale's prior approval.

         1.2.8 Training -- ACS shall train ACS Personnel and any Zale personnel (as required by Zale) in disaster recovery procedures and ensure immediate access to procedures and relevant documents in a Disaster.

                     SECTION 2 -- DISASTER RECOVERY EXERCISE

SECTION 2.1       DISASTER RECOVERY TESTING

         2.1.1 Test Schedule -- ACS and Zale will jointly test the Disaster Recovery Plan on an annual basis, as scheduled by mutual agreement but never during a Zale Freeze Period. ACS and Zale will agree on goals and objectives for the annual disaster recovery test prior to the scheduled testing date. Zale shall be involved in establishing test dates, developing test plans, and be involved in the actual test to validate the results. ACS shall document results as Zale determines, and shall identify and implement process improvements required as a result of the tests.

         2.1.2 Test Scope -- The portion of the Disaster Recovery Plan established for testing will be as agreed but must include core applications, polling, new applications and any systems that did not pass on a previous test. The Plan (or segment thereof) may be tested in its entirety at one time or in more than one focused test area and must generally executed within the environments specified for exercise in Table G-3, although no more than one test per year will be conducted with the external provider except as provided in Section 2.1.4--Re-tests below. Test scenarios are to include, over time, each of the loss scenarios defined in the disaster recovery plan.

         2.1.3 Walk-Thru -- In addition to full testing, Zale and ACS, at Zale's direction, will conduct one annual walk-through of each element of the Zale's Disaster Recovery Plan.

         2.1.4 Re-tests -- After each disaster recovery test, ACS and Zale shall jointly determine if the agreed upon goals and objectives for the disaster recovery test were reasonably achieved. If an agreed upon goal or objective was not achieved, ACS and Zale will assign responsibility for not achieving the goal or objective and determine if re-testing is required prior to the next scheduled disaster recovery test. If ACS and Zale determine that re-testing is required prior to the next scheduled disaster recovery test, the cost of the re-test shall be borne by the party for which responsibility for not achieving the goal or objective was assigned.

         2.1.5 Testing Affect on Service Levels--Disaster recovery testing shall be designed and executed to have no impact on the Service Levels.

         2.1.6 Audits -- The ACS plan will meet Zale's audit requirements and will be subject to the annual general audit provisions of the Agreement. Zale agrees to bear any cost for ACS to comply with Zale's audit requirements which fall outside normal industry standards.

                        SECTION 3 -- DISASTER PROCEDURES

SECTION 3.1       DISASTER INVOCATION

         3.1.1 Invocation -- A Disaster can only be declared by Zale. Zale and ACS shall each immediately inform the other, and Zale management, of any circumstances of which it becomes aware which could amount to, or might lead to, a Disaster. This shall include any instance of an actual or threatened force majeure event. ACS shall consult with Zale and obtain Zale's consent prior to declaring a disaster, which consent will not be unreasonably withheld. With regard to those circumstances in which only the business of Zale is impacted, Zale may request that ACS declare a disaster; such request shall not be unreasonably denied.

         3.1.2 Irrevocable -- Charges related to declaration of a disaster at the designated recovery facility are generally irrevocable, even if recovery is no longer needed and Zale never actually utilizes the recovery facility.

         3.1.3 Notifications -- Notification by either party of a disaster situation is to be made immediately.

SECTION 3.2       DISASTER MANAGEMENT PROCEDURES

         3.2.1    Execution Procedure -- In the event of a Disaster, ACS shall:
                  (i) immediately implement the relevant Zale Disaster Recovery Plan and or segments of the Plan; (ii) provide operational and technical support for disaster recovery planning, development, documentation, testing and execution; and (iii) provide continuous, non-stop effort and escalation to senior management of ACS and Zale to minimize disruptions caused by any Disaster.

         3.2.2 Reporting -- ACS shall make available to Zale various reports reflecting the status of its Disaster recovery activities. Zale's existing Disaster Recovery Plan provides for continuity of IT services. It does not include the broader scope of overall business continuity in the event of a "disaster" event.

         3.2.3 Executive Communications -- In addition to normal provisions for communications, ACS agrees that it will assign an executive/senior management resource to provide communications and recovery oversight services to Zale in the event of the invocation of disaster recovery. The senior ACS resource is to be identified and accepted by the Zale CIO in advance, with both parties conducting such working sessions and procedures development/agreement as may be deemed necessary by the Zale CIO to be able to meet the reasonable expectation of senior and executive Zale management. This communications and oversight function is to be independent from, but coordinated with the interaction at the account management, administration, operations and support levels.

SECTION 3.3       SERVICE LEVELS

         3.3.1 Affected Services -- If the Disaster is caused by a force majeure event, Service Levels impacted by the Disaster shall not be subject to Service Level Credits. If the Disaster is caused by ACS, its agents or subcontractors, or any other ACS personnel, in addition to any other remedies Zale may have under the Agreement, any resulting Service Level impacts shall be subject to Service Level Credits.

         3.3.2 Non-Affected Services -- In the event of a Disaster, ACS shall provide additional technical resources to Zale to ensure Service Levels for non affected areas are maintained.

                         SECTION 4 -- OPTIONAL SERVICES

SECTION 4.1       ALTERNATE SITE ACCESS/BUSINESS RECOVERY

          ACS will, as reasonably requested, assist Zale in the development of a business recovery plan designed to allow Zale to resume critical data processing and voice communications functions in support of business activity in the event of a disaster at a General Office facility. The plan will provide for an alternative workspace in the Dallas metropolitan area for critical Zale employees, with appropriate terminal and/or desktop equipment, telecommunications, and voice communication capability to allow the resumption of critical processing functions as defined in the plan. Any hardware, software, network, facilities or third party consulting resources required to provide such plan and capability shall be at Zale's sole expense.

SECTION 4.2       ALTERNATE STRATEGIES

         4.2.1 Advanced Recovery Data Management --To reduce the risk of extending recovery timelines beyond those specified in Section 1.1.2--Recoverability Targets, at Zale's request, ACS will work with third-party offsite recovery facility providers to provide Advanced Recovery Data Management services, such as data transportation and remote storage and/or remote data mirroring to reduce or eliminate delays resulting from the data relocation to a designated recovery facility. These Services are currently not within the scope of the Agreement and would carry additional charges.

         4.2.2 Standby Equipment -- ACS and Zale will work to develop a disaster recovery approach that utilizes Zale acquisition of application and network servers in an effective manner. The use of backup and/or development/test servers, based at alternate sites where practical, to defer the cost of further equipment is a planning objective. Zale and ACS will agree as to which servers/platforms are to be backed up by owned/leased standby equipment, by third party reserved resources, or by emergency acquisition of replacement equipment. Acquisition of backup server equipment is to be at Zale's discretion.

         4.2.3 Emergency Acquisitions -- Both parties agree that emergency implementation of all or part the Disaster Recovery Plan may involve emergency acquisition of certain equipment, typically small servers and workstations, that are readily available. Disaster recovery process cannot be dependent on the availability of this (or any other singular) communication mechanism.

         4.2.4 Reciprocal Agreements -- Wherever practical, and with Zale's sole approval, Zale and ACS may enter into reciprocal agreements with other third parties to provide each other alternate processing facilities or environments at reduced expense.

                               TABLES AND EXHIBITS

 TABLE G-1: SYSTEMS SUBJECT TO DISASTER RECOVERY

                 HARDWARE & SYSTEMS SUBJECT TO DISASTER RECOVERY

The following Recovery Components are subject to Disaster Recovery as defined in Schedule A and this Schedule G, as it may be revised from time to time, but no less than annually. Zale, upon approval, will compensate ACS for additional reasonable resources, expenses or Services required as a result of such revisions. Recovery includes communications access and all related interfaces to recovered or external systems.

      PLATFORM                     SYSTEM/FUNCTION                          RECOVERY COMPONENT

--------------------- ------------------------------------------- ---------------------------------------
Mainframe                                DCS                              DCS Batch and On-line
--------------------- ------------------------------------------- ---------------------------------------
                                         RIS                              RIS Batch and On-line
--------------------- ------------------------------------------- ---------------------------------------

--------------------- ------------------------------------------- ---------------------------------------
Midrange                           Polling - Pagoda                             Polling1/2
--------------------- ------------------------------------------- ---------------------------------------
                                 Polling - non-Pagoda                           PROD POLL
--------------------- ------------------------------------------- ---------------------------------------
                                   Polling Support                               PRODNT1
--------------------- ------------------------------------------- ---------------------------------------
                                     Sales Audit                                   HP12
--------------------- ------------------------------------------- ---------------------------------------
                                        RETEK                                      HP14
--------------------- ------------------------------------------- ---------------------------------------
                                  SKU Forecasting/E3                              ZALAS2
--------------------- ------------------------------------------- ---------------------------------------
                                      Optum/Move                                   HP14
--------------------- ------------------------------------------- ---------------------------------------
                                      Payroll/HR                                   HP12
--------------------- ------------------------------------------- ---------------------------------------
                           Novell Component - Login Server                        ZALE1
--------------------- ------------------------------------------- ---------------------------------------
                                   17 Desktop PC's                           17 Desktop PC's
--------------------- ------------------------------------------- ---------------------------------------
                                    Zale Insurance                                ZALAS1
--------------------- ------------------------------------------- ---------------------------------------
                                      E.Piphany                                    HP20
--------------------- ------------------------------------------- ---------------------------------------
                                  Oracle Financials                             HP24, HP26
--------------------- ------------------------------------------- ---------------------------------------

TABLE G-2: DISASTER RECOVERY PLAN - KEY COMPONENTS

                            MASTER TABLE OF CONTENTS

1.       CLIENT RECOVERY
         1.1.     CR - ZALE GROUP
                  1.1.1.   Disaster Recovery Plan Overview
                  1.1.2.   ZALE Main Plan

2.       DATA CENTER RECOVERY
         2.1.     DCR - TECHNICAL SERVICES GROUP
                  2.1.1.   Data Storage Work Group
                  2.1.2.   Database OS/390 Work Group
                  2.1.3.   Mainframe System Software Work Group
                  2.1.4.   Automation Work Group
                  2.1.5.   Communications Work Group
                  2.1.6.   Open Systems Work Group
         2.2.     DCR - OPERATIONS GROUP
                  2.2.1.   Computer Operations Work Group
                  2.2.2.   Production Control Work Group
                  2.2.3.   Media Services Work Group
         2.3.     DCR - OPERATIONS SUPPORT GROUP
                  2.3.1.   Recovery Services Work Group

3.       SUPPORT RECOVERY
         3.1.     SR - SUPPORT SERVICES GROUP
                  3.1.1.   Client/Server Work Group
         3.2.     SR  - SOFTWARE ASSET MANAGEMENT GROUP
                  3.2.1.   Passcode Administration Work Group
         3.3.     SR - ENTERPRISE NETWORK PARTNERS GROUP
                  3.3.1.   Network Engineering Work Group
         3.4.     SR - ACCOUNT MANAGEMENT GROUP
                  3.4.1.   Account Management Work Group


                           BRIEF SECTION DESCRIPTIONS

DISASTER RECOVERY PLAN OVERVIEW - Serves as an overview and a guide on how to read the Disaster Recovery Plan

ZALE MAIN PLAN - Covers alert notifications and recovery strategies.

DATA STORAGE PLAN - Contains disaster notification, contact information, responsibilities, assumptions and recovery procedures for the Data Storage work group.

DATABASE OS/390 PLAN - Contains disaster notification, contact information, responsibilities, assumptions and recovery procedures for the Database OS/390 work group.

MAINFRAME SYSTEM SOFTWARE PLAN - Contains disaster notification, contact information, responsibilities, assumptions and recovery procedures for the Mainframe System Software work group.

AUTOMATION PLAN - Contains disaster notification, contact information, responsibilities, assumptions and recovery procedures for the Automation work group.

COMMUNICATIONS PLAN - Contains disaster notification, contact information, responsibilities, assumptions and recovery procedures for the Communications work group.

OPEN SYSTEMS PLAN - Contains disaster notification, contact information, responsibilities, assumptions and recovery procedures for the Open Systems work group. Typically addresses recovery procedures for AIX, SUN, UNIX and RISC environments.

COMPUTER OPERATIONS PLAN - Contains disaster notification, contact information, responsibilities, assumptions and recovery procedures for the Computer Operations work group.

PRODUCTION CONTROL PLAN - Contains disaster notification, contact information, responsibilities, assumptions and recovery procedures for the Production Control work group.

MEDIA SERVICES PLAN - Contains disaster notification, contact information, responsibilities, assumptions and recovery procedures for the Media Services work group.

RECOVERY SERVICES PLAN - Contains disaster notification, contact information, responsibilities, assumptions and recovery procedures for the Recovery Services work group.

CLIENT/SERVER PLAN - Contains disaster notification, contact information, responsibilities, assumptions and recovery procedures for the Client/Server work group. Typically addresses recovery procedures for NT and Intel environments.

PASSCODE ADMINISTRATION PLAN - Contains disaster notification, contact information, responsibilities, assumptions and recovery procedures for the Passcode Administration work group.

NETWORK ENGINEERING PLAN - Contains disaster notification, contact information, responsibilities, assumptions and recovery procedures for the Network Engineering work group.

ACCOUNT MANAGEMENT - Contains disaster notification, contact information, responsibilities, assumptions and recovery procedures for the Account Management work group. Plan includes process of establishing communication between ACS Account Management and Client.

TABLE G-3: SUNGARD EXERCISE REQUEST

                    EXAMPLE OF ACS RECOVERY EXERCISE REQUEST


GENERAL INFORMATION

             CLIENT:          Zale

MAINFRAME

             MIPS                             40

             DASD (GBS)                      587

MIDRANGE

         ZALEHP18
                HP N Class
                4 CPUs
                8 gig RAM
                36 gig mirrored internal boot drive
                2gig fiber connection to SAN

         ZALEHP22
                HP N Class
                8 CPUs
                16 gig RAM
                36 gig mirrored internal boot drive
                2gig fiber connection to SAN

         ZALEHP24
                HP RP8420
                4 CPUs
                8 gig RAM
                36 gig mirrored internal boot drive
                2gig fiber connection to SAN

         ZALEHP26
                HP RP8420
                6 CPUs
                12 gig RAM
                36 gig mirrored internal boot drive
                2gig fiber connection to SAN

         ZALEADM1
                HP L3000
                4 CPUs
                16 gig RAM
                36 gig mirrored internal boot drive
                2gig fiber connection to SAN

         ZALEDC1
                HP/Compaq Proliant 6500

                2 CPUs, 700mhz
                1 gig RAM
                36 gig internal disks

         ZALEDC3
                HP/Compaq Proliant 6500
                2 CPUs, 700mhz
                1 gig RAM
                100 gig internal disks

         ZNTRTS1
                HP/Compaq DL380G2
                2 CPUs, 2.4 Ghz
                1 gig RAM
                100 gig internal disks

         ZNTIVR1
                HP/Compaq DL380G2
                2 CPUs, 2.4 Ghz
                1 gig RAM
                100 gig internal disks

         ZALEAP1 - Netware 6.x
                HP/Compaq DL380G2
                2 CPUs, 2.4 Ghz
                1 gig RAM
                72 gig internal disks

         ZNTDISO1
                HP/Compaq DL380G2
                2 CPUs, 2.4 Ghz
                1 gig RAM
                100 gig internal disks

         ZNTDISO2
                HP/Compaq DL380G2
                2 CPUs, 2.4 Ghz
                1 gig RAM
                100 gig internal disks

         ZNTDISO3
                HP/Compaq DL380G2
                2 CPUs, 2.4 Ghz
                1 gig RAM
                100 gig internal disks

         ZNTDISO4
                HP/Compaq DL380G2
                2 CPUs, 2.4 Ghz
                1 gig RAM
                100 gig internal disks

         ZNTDISO5
                HP/Compaq DL380G2
                2 CPUs, 2.4 Ghz
                1 gig RAM

                100 gig internal disks

         ZNTDISO6
                HP/Compaq DL380G2
                2 CPUs, 2.4 Ghz
                1 gig RAM
                100 gig internal disks

         ZNTDISO7
                HP/Compaq DL380G2
                2 CPUs, 2.4 Ghz
                1 gig RAM
                100 gig internal disks

         ZNTDISO8
                HP/Compaq DL380G2
                2 CPUs, 2.4 Ghz
                1 gig RAM
                100 gig internal disks

         ZNTDISO9
                HP/Compaq DL380G2
                2 CPUs, 2.4 Ghz
                1 gig RAM
                100 gig internal disks

         LTO1 Tape Library
                20 LTO1 drives, 2 gig fiber connection to SAN

         SAN - EMC Disk Space Needed

         -----ZALEHP24-----
         vgERPDBP        621468
         vgERPPBIN       8631
         TOTAL   630099MB

         -----ZALEHP26-----
         vgERPAPP        60417
         vgERPAPPSW      17262
         TOTAL   77679MB

         -----ZALEHP18-----
         vg9ias 17858
         vgLOGS 8929
         vgMIXP 20913
         vgZESCP 43155
         vgapps 8929
         vgmisr 17858
         vgtest 8929
         vguora 8929
         TOTAL 135500MB

         -----ZALEADM2-----
         DBASHAREdg      88632
         IGNITEdg        66768
         ORABINdg        8929
         RECPdg  14386
         harvest 8929
         veritas 63296

         TOTAL   250940MB

         -----ZALEHP22-----
         dgARCH 57543
         dgDATA1 115088
         dgDATA2 115088
         dgDATA3 115088
         dgDATA4 115088
         dgDATA5 159137
         dgDATA6 138104
         dgIDB 17858
         dgIDX1 115088
         dgIDX2 115088
         dgOID 28772
         dgORAHOME 8631
         dgPR1P 8929
         dgRBS 28772
         dgREDO 57544
         dgTEMP 57543
         dgZAPP 120834
         rootdg 8929
         TOTAL 1383124MB

         -----ZALEHP19-----
         AIMDdg 647370
         BORDdg 14386
         DRWDdg 187018
         OFAdg 100702
         OFINdg 23315
         STSDdg 28772
         ZAPDdg 111118
         rootdg 28772
         TOTAL 1141453MB

         -----ZALEADM1-----
         ORABINdg        8929
         POLPdg  28772
         autosys 17560
         TOTAL   55261